SEMI
Annual
Report

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                                                            APRIL 30, 2002




FRANKLIN INVESTORS SECURITIES TRUST


   FRANKLIN CONVERTIBLE SECURITIES FUND

   FRANKLIN EQUITY INCOME FUND

   FRANKLIN SHORT-INTERMEDIATE
   U.S. GOVERNMENT SECURITIES FUND





[LOGO OMITTED]
FRANKLIN [REGISTERED MARK] TEMPLETON [REGISTERED MARK]
INVESTMENTS

     THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST
   SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.





[PHOTO OMITTED]
CHARLES B. JOHNSON
CHAIRMAN
FRANKLIN INVESTORS SECURITIES TRUST






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FRANKLINTEMPLETON.COM

     Electronic delivery is a convenient alternative to receiving these reports through the mail. Visit franklintempleton.com today, click on Account Services and sign up.

SHAREHOLDER LETTER


Dear Shareholder:

This semiannual report for Franklin Investors Securities Trust covers the period ended April 30, 2002.


THE ECONOMY MOVES TOWARD RECOVERY

During the six months under review, the economy battled sagging consumer confidence, falling business investment and the effects of the September 11 terrorist attacks to emerge from what may well be the mildest recession in U.S. history. Thanks in part to aggressive interest rate cuts by the Federal Reserve Board (the Fed) and stepped-up government spending, the economy's slide was shorter and less severe than feared. Fourth quarter 2001 gross domestic product
(GDP) expanded at an unexpectedly strong 1.7% annualized rate when many were forecasting a contraction, and first quarter 2002 GDP showed an astounding 5.6% annualized growth rate.

By March 2002, it became increasingly clear that the economy was on the mend. Consumer confidence, as measured by The Conference Board's monthly survey, surged in March by the largest amount in nearly a decade as improving business and labor market conditions bolstered consumers' outlooks. This could lead to greater consumer spending down the road, which is important as consumers make up two-thirds of the U.S. GDP. Hard-hit manufacturing companies, which took the brunt of the economic downturn, started to show




CONTENTS



Shareholder Letter .................... 1

Fund Reports

   Franklin Convertible
   Securities Fund ..................... 4

   Franklin Equity
   Income Fund ........................ 10

   Franklin Short-Intermediate
   U.S. Government
   Securities Fund .................... 18

Financial Highlights &
Statements of Investments ............. 24

Financial Statements .................. 41

Notes to
Financial Statements .................. 46
signs of life in March, as the sector began to expand after 18 months of contraction. The housing market stayed robust throughout the period due to decades-low interest rates and pent-up demand that motivated would-be homeowners to take the plunge. This stronger-than-expected economic activity prompted the International Monetary Fund to recently raise its forecast of U.S. economic growth to 2.3% for 2002 with expectations that this number could go higher.

Yet, the economic rebound remained tenuous at period-end. Analysts were unsure if the improving economy was the result of actual renewed business investment or just businesses rebuilding their inventories. Data from differing areas of the economy were at times contradictory, with some showing improvement while others were less friendly. Furthermore, some reports fluctuated month to month, with one month showing a perplexing surge and the next reporting a fall. On the flip side, all of this conflicting information, along with constrained inflation, should allow the Fed to refrain from raising rates in the short term, a positive for stocks and bonds.

STRENGTHENING ECONOMY BUOYS STOCKS, HURTS BONDS

Entering the six months under review, stocks were still enjoying a rally that began in late September, as they attempted to regain lost ground after September
11. Surprisingly positive economic data contributed to investors' appetite for equities, fanning hopes that better corporate earnings would be forthcoming. Typical of a nascent economic recovery, smaller companies' stocks outperformed those of larger companies in this environment. In addition, value stocks did better than their growth stock counterparts, with small cap value stocks turning in the strongest returns. For the period, the Dow Jones Industrial Average, Standard & Poor's 500 Composite Index (S&P 500) and Nasdaq Composite Index returned 10.60%, 2.31% and 0.15%. In comparison, the

Standard & Poor's Small Cap 600 Index posted a 26.03% return for the same period.(1)

Conversely, bonds had a more difficult time, partially as a result of concerns about inflation and partly because bond yields were near all-time lows at the beginning of the period. Long-term bond yields moved up the most because they are most sensitive to perceived increases in inflation and interest rates. Shorter-term bonds, more closely tied to the Fed's moves, stayed relatively flat as the Fed lowered the federal funds target rate 0.75% during the period.

Recent market uncertainty reinforces the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Investors Securities Trust and look forward to serving your future investment needs.

Sincerely,

/S/SIGNATURE
Charles B. Johnson
Chairman
Franklin Investors Securities Trust






1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The S&P Small Cap 600 Index consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value.



A NOTE ABOUT DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.

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FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income



[GRAPHIC OMITTED]
PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
Based on Total Net Assets
4/30/02

Convertible Preferred Stocks                    48.0%
Convertible Bonds                               42.6%
Common Stocks                                    1.2%
Short-Term Investments & Other Net Assets        8.2%


FRANKLIN CONVERTIBLE
SECURITIES FUND





--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN CONVERTIBLE SECURITIES FUNDS SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT WITH REASONABLE RISK THROUGH A PORTFOLIO OF CONVERTIBLE SECURITIES.
--------------------------------------------------------------------------------


We are pleased to bring you Franklin Convertible Securities Fund's semiannual report for the period ended April 30, 2002. During the six-month reporting period, the U.S. economy showed surprising resilience recovering from the devastating effects of last fall's terrorist attacks in New York and Washington, D.C. A combination of fiscal and monetary policy measures including a federal tax cut and an additional 75 basis point (0.75%) reduction to interest rates from the Federal Reserve Board (the Fed), which brought the federal funds target rate to 1.75%, worked to stimulate the economy. In the face of weaker corporate profits and reduced corporate expenditures, the U.S. consumer remained the driving force behind the pace of economic activity. The consumer's ongoing appetite for goods and services helped to reduce inventory levels throughout the economy and led to the first increase in manufacturing activity




The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 26.

in several years. Although evidence points to an economic recovery, the sustainability and ultimate strength remains in question given the continued pressure on revenues and earnings for a wide range of companies. As a result, market volatility characterized the reporting period, reflecting the widespread uncertainty as to the economy's future direction.

For the six-month period ended April 30, 2002, the Fund outperformed its benchmark, the Goldman Sachs Convertible 100 Index, with a +9.39% cumulative total return as shown in the Performance Summary beginning on page 8 compared with the index's -0.60% return. The Fund's performance also compared favorably with overall equity markets as represented by the 2.31% return of the Standard and Poor's 500 Composite Index (S&P 500) and the Nasdaq Composite Index's 0.15% return.(1) The Fund's outperformance is attributable mainly to our strategy of maintaining a balanced portfolio of convertible securities that can offer the appropriate combination of upside participation, current income and downside support.

The Fund's strong performance during the period was aided by positions in defense and energy companies including Raytheon Company, a leading provider of military electronics





1. Source: Standard & Poor's Micropal. The unmanaged Goldman Sachs Convertible 100 Index represents the 100 largest convertible bonds or convertible preferred stocks, of at least $100 million issue size, with the greatest liquidity. The index is market capitalization-weighted. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The unmanaged Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The indexes include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



TOP 5 PREFERRED STOCKS
Franklin Convertible Securities Fund
4/30/02

COMPANY                           % OF TOTAL
SECTOR/INDUSTRY                   NET ASSETS
--------------------------------------------
Caremark RX Capital
Trust I                                 2.7%
HEALTH SERVICES

FPL Group Inc.                          2.6%
UTILITIES

Raytheon Co.                            2.5%
ELECTRONIC TECHNOLOGY

Travelers Property Casualty             2.3%
FINANCE

Electronic Data Systems Corp.           2.1%
TECHNOLOGY SERVICES



TOP 5 BONDS
Franklin Convertible Securities Fund
4/30/02

COMPANY                           % OF TOTAL
SECTOR/INDUSTRY                   NET ASSETS
--------------------------------------------

Charter
Communications Inc.                     3.4%
CONSUMER SERVICES

ICN Pharmaceuticals                     2.6%
HEALTH TECHNOLOGY

Amerisource Health Corp.                2.3%
DISTRIBUTION SERVICES

Adelphia
Communications Corp.                    2.2%
CONSUMER SERVICES

Liberty Media Corp.
into Motorola                           2.2%
CONSUMER SERVICES

DIVIDEND DISTRIBUTIONS
Franklin Convertible Securities Fund
11/1/01-4/30/02

                                                  DIVIDEND PER SHARE
                                          --------------------------------------
MONTH                                      CLASS A                 CLASS C
--------------------------------------------------------------------------------
November                                  6.25 cents            5.43 cents
December                                  7.75 cents*           6.99 cents*
January                                   6.25 cents            5.49 cents
February                                  6.25 cents            5.49 cents
March                                     6.25 cents            5.37 cents
April                                     6.25 cents            5.37 cents
--------------------------------------------------------------------------------
TOTAL                                    39.00 CENTS           34.14 CENTS


*Includes an additional 1.5 cent distribution to meet excise tax requirements.



and information systems, and Weatherford International, a leading oilfield services and equipment company. In addition to the favorable industry fundamentals benefiting these companies, the convertible preferred positions offered attractive current income with upside participation with increases in the underlying common stock. Another area of strength came from transportation sector investments including Canadian National Railway Company and Union Pacific Corporation. These positions benefited from railroad companies' defensive nature and investors' perception that fundamentals would improve if North American economic activity picks up.

Looking forward, we believe the Fund is well-positioned to take advantage of the favorable outlook for the domestic convertible securities market. The fixed income nature of convertible securities provides current income and reduced volatility relative to the underlying equities, given the downside protection convertible securities offer, while the option of converting provides the ability to participate in future price appreciation of the underlying common stocks.






/S/SIGNATURE
Edward B. Jamieson






/S/SIGNATURE
Edward D. Perks

Portfolio Management Team
Franklin Convertible Securities Fund







--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CONVERTIBLE
SECURITIES FUND




PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.





PRICE AND DISTRIBUTION INFORMATION


CLASS A                        CHANGE         4/30/02           10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.83         $13.89             $13.06

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                $0.3900

CLASS C                        CHANGE         4/30/02           10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.82         $13.82             $13.00

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                $0.3414


CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.



Past performance does not guarantee future results.

PERFORMANCE


CLASS A                              6-MONTH    1-YEAR      5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +9.39%   -3.66%       +54.88%    +203.23%
Average Annual Total Return(2)        +3.08%   -9.20%        +7.86%     +11.07%
Avg. Ann. Total Return (3/31/02)(3)            -2.12%        +8.08%     +11.20%

Distribution Rate(4)                       5.09%
30-Day Standardized Yield(5)               4.59%

                                                                      INCEPTION
CLASS C                              6-MONTH    1-YEAR      5-YEAR    (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +8.98%   -4.43%       +49.23%     +78.26%
Average Annual Total Return(2)        +6.91%   -6.27%        +8.12%      +9.01%
Avg. Ann. Total Return (3/31/02)(3)            +1.06%        +8.34%      +9.27%

Distribution Rate(4)                       4.62%
30-Day Standardized Yield(5)               4.07%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price per share on 4/30/02.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/02.



Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income


FRANKLIN EQUITY INCOME FUND




--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN EQUITY INCOME FUND SEEKS TO MAXIMIZE TOTAL RETURN, EMPHASIZING HIGH, CURRENT INCOME AND CAPITAL APPRECIATION, CONSISTENT WITH REASONABLE RISK, THROUGH A PORTFOLIO OF COMMON STOCKS WITH ABOVE-AVERAGE DIVIDEND YIELDS.
--------------------------------------------------------------------------------


We are pleased to bring you Franklin Equity Income Fund's semiannual report for the period ended April 30, 2002. The six-month period witnessed a dramatic improvement in the U.S. economy. The domestic economy, as measured by gross domestic product, grew at a 5.6% annualized pace during the first quarter of 2002 compared with an annualized 1.7% for the fourth quarter of 2001 and negative 1.3% annualized during the third quarter of last year. Strength in consumer spending, industrial production and productivity gains were largely responsible for the rapid economic recovery. Although still negative compared to previous years' results, corporate profits also showed signs of improvement during the first quarter. Year-over-year earnings comparisons should turn favorable during the second quarter and further gains are widely anticipated for the remainder of the year.




The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 33.

The surprising economic strength gained the attention of the Federal Reserve Board (the Fed) and the bond market. The Fed recently changed its stance from an easing to a neutral bias, and interest rates rose from their lows of last fall. Despite the economic strength, the news on inflation continued to be very favorable. The Consumer Price Index rose a scant 1.1% during 2001 and increases may be even more modest as the year ahead unfolds. As longer-term yields tend to follow inflation expectations, we believe that interest rates will remain moderate for the remainder of the year.

Following a strong rebound in late 2001, stock returns were generally mixed during the first four months of 2002. In general, value stocks outperformed growth issues despite the signs of a strong economic recovery. Also, stocks of smaller companies outpaced those of larger companies -- a trend that has been in place for the past two years. We are pleased to report that our investment strategy generated positive results, reflecting the supportive market trends for larger capitalization value stocks during the period. For the six months ended April 30, 2002, the Fund's Class A shares posted a +9.61% cumulative total return as shown in the Performance Summary beginning on page 16, while the Fund's benchmark, the Russell 3000[REGISTERED MARK] Value Index, produced a 10.27% return.(1)


1. Source: Standard & Poor's Micropal. The unmanaged Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



TOP 5 INVESTMENT SECTORS/INDUSTRIES
Franklin Equity Income Fund
4/30/02

                                % OF TOTAL
                                NET ASSETS
------------------------------------------
Finance                              24.8%

Electronic Technology                 8.3%

Consumer Non-Durables                 7.5%

Communications                        7.0%

Energy Minerals                       7.0%

TOP 10 HOLDINGS
Franklin Equity Income Fund
4/30/02

COMPANY                         % OF TOTAL
SECTOR/INDUSTRY                 NET ASSETS
------------------------------------------

ChevronTexaco Corp.                   2.4%
ENERGY MINERALS

U.S. Bancorp                          2.3%
FINANCE

Washington Mutual Inc.                2.3%
FINANCE

Verizon Communications                2.0%
COMMUNICATIONS

SBC Communications Inc.               1.9%
COMMUNICATIONS

J.P. Morgan Chase & Co.               1.7%
FINANCE

General Electric Co.                  1.6%
PRODUCER MANUFACTURING

Bank of America Corp.                 1.6%
FINANCE

Honeywell International Inc.          1.6%
PRODUCER MANUFACTURING

Raytheon Co., 8.25% cvt. pfd.         1.5%
ELECTRONIC TECHNOLOGY


During the period, our investment strategy remained unchanged -- focus on stocks of high-quality, well-established companies that pay above average dividends. This discipline helps provide a cushion against volatility in the form of current income as well as allows for capital appreciation potential, as dividends historically have been a significant contributor to long-term investment returns. Moreover, dividend income becomes a larger factor in challenging stock market or low inflation environments because it provides an up-front return to investors, as well as some protection against market fluctuations.

Among our investments, economically sensitive stocks were the period's best performers. Sears, Whirlpool, The Limited, Weyerhaeuser and Black & Decker, in particular, had exceptional returns. We sold our Limited and Weyerhaeuser positions and reduced our holdings among other consumer cyclical stocks as they met our price targets. Aerospace and defense stocks were also strong contributors, with TRW gaining more than 60% as a result of an acquisition bid by Northrop Grumman. Other strong performers included Boeing, Raytheon, Honeywell and United Technologies. We initiated some of these investments during the September 2001 sell-off. Although we took selective profits in TRW, we believe long-term growth prospects for many industry leaders are improving and valuations remain compelling.

Our weaker investments for the period included health care and telecommunications issues, which were also poor relative performers during the second half of 2001. Major pharmaceutical stocks were selling at near historically low relative valuations late in the period. Although the industry's earnings outlook is not favorable for 2002, we believe earnings growth should recover in 2003 and long-term prospects remain positive. We, thus, added to investments such as Bristol-Myers Squibb. The company recently experienced a string of disappointments, but its stock price fully reflected these setbacks in our opinion. In the meantime, the stock offered an attractive dividend yield of 4.2% and could benefit from potential longer-term growth opportunities. The "shakeout" of the telecommunications industry likewise provided an opportunity to invest in major regional telephone companies at very compelling valuations with dividend yields of approximately 3.5%. Industry leaders such as SBC Communications and Verizon Communications were among the Fund's largest holdings at period-end.

Our investment in Nevada-based utility Sierra Pacific Resources fell as a result of an unfavorable regulatory rate decision. Consequently, the company elected to eliminate its dividend. Located in the fastest-growing state in the country, the company's long-term prospects are favorable and its below book valuation very compelling in our view. Hence, we swapped our common stock investment position into its dividend-paying convertible preferred stock offering.

Finance remained the Fund's largest investment weighting at period-end. Our underweighted position relative to the Fund's benchmark aided relative returns during the past two years; however, long-term fundamentals appear to be improving for many financial institutions. Thus, we recently added to our banking and insurance positions. New investments included

DIVIDEND DISTRIBUTIONS
Franklin Equity Income Fund
11/1/01-4/30/02

                                               DIVIDEND PER SHARE
                            ----------------------------------------------------
MONTH                         CLASS A               CLASS B           CLASS C
--------------------------------------------------------------------------------
November                     3.24 cents           2.04 cents         2.03 cents
December                     4.44 cents*          3.42 cents*        3.41 cents*
January                      3.24 cents           2.22 cents         2.21 cents
February                     3.24 cents           2.22 cents         2.21 cents
March                        3.24 cents           2.10 cents         2.13 cents
April                        3.24 cents           2.10 cents         2.13 cents
--------------------------------------------------------------------------------
TOTAL                       20.64 CENTS          14.10 CENTS        14.12 CENTS

*Includes an additional 1.2 cent distribution to meet excise tax requirements.






Prudential convertible preferred stock, which sold below its book value and offered an attractive 6.4% dividend yield at time of purchase. Conversely, we reduced or sold our investments in real estate investment trusts (REITs), which were very strong performers during the past two years. Positions sold included Equity Residential Properties and Equity Office Properties Trust. Many of these securities reached our price targets, and we became concerned about industry fundamentals.

We are cautiously optimistic about the stock market and the economy going forward. A resilient consumer coupled with low business inventory levels and a benign inflation environment is resulting in an earlier-than-expected economic and earnings recovery. Our optimism, however, is tempered by relatively high overall market valuations and increasing interest rates as of late. Higher rates could slow consumer spending and corporate investment later this year thereby raising the possibility of a "double-dip" period of economic weakness.






/S/SIGNATURE
Frank M. Felicelli





/S/SIGNATURE
Derek M. Taner

Portfolio Management Team
Franklin Equity Income Fund









--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN EQUITY
INCOME FUND




PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                               CHANGE        4/30/02  10/31/01
---------------------------------------------------------------------
Net Asset Value (NAV)                +$1.34          $19.10   $17.76

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                      $0.2064
Long-Term Capital Gain               $0.1531
                                     -------
Total                                $0.3595

CLASS B                               CHANGE        4/30/02  10/31/01
---------------------------------------------------------------------
Net Asset Value (NAV)                +$1.34         $19.03    $17.69

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                      $0.1410
Long-Term Capital Gain               $0.1531
                                     -------
Total                                $0.2941

CLASS C                               CHANGE        4/30/02  10/31/01
---------------------------------------------------------------------
Net Asset Value (NAV)                +$1.34          $19.04   $17.70

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                      $0.1412
Long-Term Capital Gain               $0.1531
                                     -------
                                     $0.2943


CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.



Past performance does not guarantee future results.

PERFORMANCE





CLASS A                                    6-MONTH    1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                  +9.61%    -0.88%   +56.11%  +191.93%
Average Annual Total Return(2)              +3.33%    -6.57%    +8.03%   +10.65%
Avg. Ann. Total Return (3/31/02)(3)                   +0.97%    +8.84%   +11.51%

Distribution Rate(4)                           1.92%
30-Day Standardized Yield(5)                   2.22%


                                                                       INCEPTION
CLASS B                                    6-MONTH    1-YEAR    3-YEAR  (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                  +9.28%    -1.62%   +10.38%   +16.03%
Average Annual Total Return(2)              +5.28%    -5.47%    +2.46%    +3.76%
Avg. Ann. Total Return (3/31/02)(3)                   +2.36%    +6.22%    +4.88%

Distribution Rate(4)                           1.32%
30-Day Standardized Yield(5)                   1.61%


                                                                       INCEPTION
CLASS C                                    6-MONTH    1-YEAR    5-YEAR (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                  +9.27%    -1.64%   +50.33%   +85.31%
Average Annual Total Return(2)              +7.18%    -3.58%    +8.28%    +9.66%
Avg. Ann. Total Return (3/31/02)(3)                   +4.23%    +9.07%   +10.31%

Distribution Rate(4)                           1.33%
30-Day Standardized Yield(5)                   1.59%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (net asset value for Class B) per share on 4/30/02.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/02.



Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.                           17

[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income


FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND




--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND SEEKS TO PROVIDE INVESTORS WITH A HIGH LEVEL OF CURRENT INCOME WHILE SEEKING TO PRESERVE SHAREHOLDERS' CAPITAL, BY INVESTING PRIMARILY IN U.S. GOVERNMENT SECURITIES WITH MATURITIES BETWEEN TWO AND FIVE YEARS.
--------------------------------------------------------------------------------


This semiannual report for Franklin Short-Intermediate U.S. Government Securities Fund covers the period ended April 30, 2002. The six-month period under review began at a highly uncertain time for the U.S. economy and the U.S. as a whole. In the aftermath of the September 11 attacks, investor optimism was extremely low. In an effort to stabilize the financial system, the Federal Reserve Board (the Fed) cut the key federal funds target rate to 1.75%, the lowest level in more than 40 years.

The economic picture improved substantially in the beginning of 2002. The markets were pleasantly surprised when gross domestic product (GDP) grew at a 5.6% annualized rate in the





The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 39.

first quarter of 2002. However, despite the better-than-expected GDP number, investor sentiment still reflected near-term uncertainty. Some economic sectors remained weak, and increasing energy prices put pressure on business profits.

Despite rising energy prices, inflation stayed well under control. One of the more interesting economic numbers released during the period was the personal consumption expenditures component of the GDP report, which showed a growth of just 0.6%. This indicator reportedly is a favorite of Fed Chairman Alan Greenspan, and many consider it to have a close correlation with the federal funds target rate. As optimism returned early in 2002, interest rates rose. The 10-year Treasury note's yield rose 81 basis points (0.81%) from 4.30% at the beginning of the period, to 5.11% on April 30, 2002.

During the period, the Fund invested a substantial portion of its assets in 15-year mortgage-backed securities. Mortgage-backed securities are exposed to prepayment risk. As interest rates rose, mortgage refinancing slowed and prepayment risk abated somewhat. To take advantage of declining prepayment risk, the Fund invested in bonds with higher coupons to provide strong income. The Fund also invested a large portion of its assets in government agency bonds, which have strong credit quality and pay a higher yield than comparable Treasuries.




[GRAPHIC OMITTED]
PORTFOLIO BREAKDOWN
Franklin Short-Intermediate U.S. Government Securities Fund
Based on Total Net Assets
4/30/02

Mortgage-Backed Securities                             72.6%
Agency Notes                                           16.1%
Short-Term Investments & Other Net Assets              11.3%

DIVIDEND DISTRIBUTIONS*
Franklin Short-Intermediate U.S. Government Securities Fund
11/1/01-4/30/02

                                                   DIVIDEND PER SHARE
                                       -----------------------------------------
MONTH                                    CLASS A                   ADVISOR CLASS
--------------------------------------------------------------------------------
November                               4.60 cents                   4.69 cents
December                               4.60 cents                   4.69 cents
January                                4.60 cents                   4.69 cents
February                               4.25 cents                   4.34 cents
March                                  4.25 cents                   4.31 cents
April                                  4.25 cents                   4.31 cents
--------------------------------------------------------------------------------
TOTAL                                  26.55 CENTS                  27.03 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Looking forward, the Fed should maintain low short-term interest rates, as inflation remains subdued and the speed of economic recovery is still in question. This environment is supportive for fixed income securities. We intend to maintain an average life of between two and five years for the Fund's holdings, seeking to control the portfolio's interest rate sensitivity. We seek to take advantage of the relatively higher yields of mortgage pass-through securities and agency notes by purchasing such securities.








/S/SIGNATURE
Roger A. Bayston
Portfolio Manager
Franklin Short-Intermediate U.S. Government Securities Fund









--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND




PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION




CLASS A                                         CHANGE         4/30/02  10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.23          $10.35    $10.58

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                                 $0.2655

ADVISOR CLASS                                   CHANGE         4/30/02  10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.23          $10.34    $10.57

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                                 $0.2703



CLASS A: Subject to the maximum 2.25% initial sales charge. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

Past performance does not guarantee future results.

PERFORMANCE



CLASS A                                    6-MONTH    1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                  +0.36%    +5.80%   +33.53%   +76.46%
Average Annual Total Return(2)              -1.87%    +3.40%    +5.48%    +5.60%
Avg. Ann. Total Return (3/31/02)(3)         +2.16%    +5.37%    +5.56%

Distribution Rate(4)                             4.82%
30-Day Standardized Yield(5)                     3.50%

ADVISOR CLASS(6)                           6-MONTH    1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                  +0.41%    +5.91%   +34.06    +77.31%
Average Annual Total Return(2)              +0.41%    +5.91%    +6.04%   +5.89%
Avg. Ann. Total Return (3/31/02)(3)         +4.62%    +5.93%   +5.85%

Distribution Rate(4)                             5.00%
30-Day Standardized Yield(5)                     3.59%




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/02.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/02.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +35.66% and +5.89%.



Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN CONVERTIBLE SECURITIES FUND
                                                                                      CLASS A
                                          ------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           APRIL 30, 2002              YEAR ENDED OCTOBER 31,
                                                          --------------------------------------------------
                                             (UNAUDITED)      2001      2000       1999      1998      1997
                                          ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....      $13.07      $15.93    $12.75     $11.75    $14.74    $13.45
                                          ------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ................         .35(c)      .76       .75        .61       .62       .64
 Net realized and unrealized gains (losses)        .85(c)    (2.12)     3.08       1.03     (1.92)     2.15
                                          ------------------------------------------------------------------
Total from investment operations .........        1.20       (1.36)     3.83       1.64     (1.30)     2.79
                                          ------------------------------------------------------------------
Less distributions from:
 Net investment income ...................        (.39)       (.83)     (.65)      (.64)     (.65)     (.60)
 Net realized gains ......................          --        (.67)       --         --     (1.04)     (.90)
                                          ------------------------------------------------------------------
Total distributions ......................        (.39)      (1.50)     (.65)      (.64)    (1.69)    (1.50)
                                          ------------------------------------------------------------------
Net asset value, end of period ...........      $13.88      $13.07    $15.93     $12.75    $11.75    $14.74
                                          ==================================================================

Total return(b) ..........................       9.39%     (9.15)%    30.51%     14.25%   (9.93)%    22.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........    $211,682    $169,659  $159,130   $129,908  $170,569  $212,631
Ratios to average net assets:
 Expenses ................................        .96%(d)    1.00%     1.05%      1.05%      .98%     1.01%
 Net investment income ...................       5.01%(c,d)  5.26%     4.92%      4.92%     4.63%     4.81%
Portfolio turnover rate ..................      63.05%     163.07%   177.02%    147.75%    79.17%   141.49%




(a)Based on average shares outstanding effective year ended October 31, 1999.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)The AICPA Audit and Accounting Guide of Investment Companies was implemented as described in Note 1(g) resulting in a (decrease) increase of $(.011) and $.011 to the net investment income and net realized and unrealized gains (losses) per share, respectively, and a decrease of .15% to the ratio of net investment income to average net assets for the period ended April 30, 2002.
(d)Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN CONVERTIBLE SECURITIES FUND (CONT.)
                                                                                  CLASS C
                                          ------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           APRIL 30, 2002                    YEAR ENDED OCTOBER 31,
                                                          --------------------------------------------------
                                            (UNAUDITED)       2001       2000      1999      1998      1997
                                          ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....     $13.01       $15.86     $12.70    $11.70    $14.68    $13.41
                                          ------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ................        .30(c)       .66        .64       .51       .51       .54
 Net realized and unrealized gains (losses)       .85(c)     (2.12)      3.06      1.04     (1.91)     2.13
                                          ------------------------------------------------------------------
Total from investment operations .........       1.15        (1.46)      3.70      1.55     (1.40)     2.67
                                          ------------------------------------------------------------------
Less distributions from:
 Net investment income ...................       (.34)        (.72)      (.54)     (.55)     (.54)     (.50)
                                          ------------------------------------------------------------------
 Net realized gains ......................         --         (.67)        --        --     (1.04)     (.90)
                                          ------------------------------------------------------------------
Total distributions ......................       (.34)       (1.39)      (.54)     (.55)    (1.58)    (1.40)
                                          ------------------------------------------------------------------
Net asset value, end of period ...........     $13.82       $13.01     $15.86    $12.70    $11.70    $14.68
                                          ==================================================================

Total return(b) ..........................      8.98%      (9.82)%     29.54%    13.48%  (10.61)%    21.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........    $66,281      $46,861    $35,525   $29,148   $41,533   $35,282
Ratios to average net assets:
 Expenses ................................      1.70%(d)     1.75%      1.77%     1.80%     1.73%     1.74%
 Net investment income ...................      4.28%(c,d)   4.55%      4.21%     4.16%     3.93%     4.04%
Portfolio turnover rate ..................     63.05%      163.07%    177.02%   147.75%    79.17%   141.49%

(a)Based on average shares outstanding effective year ended October 31, 1999.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)The AICPA Audit and Accounting Guide of Investment Companies was implemented as described in Note 1(g) resulting in a (decrease) increase of $(.011) and $.011 to the net investment income and net realized and unrealized gains (losses) per share, respectively, and an decrease of .15% to the ratio of net investment income to average net assets for the period ended April 30, 2002.
(d)Annualized

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED)

                                                                                      SHARES/
 FRANKLIN CONVERTIBLE SECURITIES FUND                                                WARRANTS      VALUE
----------------------------------------------------------------------------------------------------------
(a)COMMON STOCKS AND WARRANTS 1.2%
 ELECTRONIC TECHNOLOGY
 Micron Technology Inc., wts., A, 5/15/08 .......................................    175,000 $  1,268,750
 Sun Microsystems Inc. ..........................................................    250,000    2,045,000
 Xicor Inc. - Private Placement, wts., A, 11/19/06 ..............................     40,107      126,818
                                                                                             -------------
 TOTAL COMMON STOCKS AND WARRANTS (COST $6,498,284) .............................               3,440,568
                                                                                             -------------
 CONVERTIBLE PREFERRED STOCKS 48.0%
 COMMERCIAL SERVICES 1.6%
 United Rentals Trust I, 6.50%, cvt. pfd., Reg S ................................    110,000    4,496,250
                                                                                             -------------
 COMMUNICATIONS 3.5%
 Alltel Corp - Equity Units, 7.75%, cvt. pfd. ...................................     75,000    2,500,000
(b)Centurytel Inc., 6.875% Aces, cvt. pfd. ......................................    150,000    3,675,000
 MediaOne Group Inc. into Vodafone, 7.00%, cvt. pfd. ............................     75,000    1,303,125
 Sprint Corp, 7.125%, cvt. pfd. .................................................    160,000    2,302,400
                                                                                             -------------
                                                                                                9,780,525
                                                                                             -------------
 CONSUMER DURABLES 2.0%
 Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ..............................    100,000    5,628,000
                                                                                             -------------
 CONSUMER NON-DURABLES 1.9%
 Suiza Capital Trust II, 5.50%, cvt. pfd. .......................................    100,000    5,162,500
                                                                                             -------------
 CONSUMER SERVICES 1.3%
 Cendant Corp., 7.75%, cvt. pfd. ................................................     80,000    3,671,200
                                                                                             -------------
 DISTRIBUTION SERVICES 1.0%
 McKesson Financing Trust, 5.00%, cvt. pfd. .....................................     50,000    2,900,000
                                                                                             -------------
 ELECTRONIC TECHNOLOGY 5.8%
 Lucent Technologies Inc., 8.00%, cvt. pfd. .....................................      1,000      912,941
 Raytheon Co., 8.25%, cvt. pfd. .................................................    100,000    7,024,000
 Solectron Corp., 7.25%, cvt. pfd. ..............................................    200,000    4,230,000
 Titan Capital Trust, 5.75%, cvt. pfd. ..........................................    100,000    4,050,000
                                                                                             -------------
                                                                                               16,216,941
                                                                                             -------------
 ENERGY MINERALS 3.2%
 Chesapeake Energy Corp., 6.75%, cvt. pfd. ......................................     80,000    5,180,000
 Newfield Financial Trust I, 6.50%, cvt. pfd. ...................................     65,000    3,628,950
                                                                                             -------------
                                                                                                8,808,950
                                                                                             -------------
 FINANCE 9.8%
 Capital One Financial, 6.25%, cvt. pfd. ........................................     40,000    1,915,000
 Commerce Bancorp Trust, 144A, 5.95%, cvt. pfd. .................................     40,000    2,260,000
 Host Marriott Corp., 6.75%, cvt. pfd. ..........................................     75,800    3,336,337
 MetLife Capital Trust I, 8.00%, cvt. pfd. ......................................     30,000    3,157,500
 Prudential Financial Inc., 6.75%, cvt. pfd. ....................................     35,700    2,017,407
 Reinsurance Group of America Inc., 5.75%, cvt. pfd. ............................     80,000    3,990,000
 Travelers Property Casualty, 4.50%, cvt. pfd. ..................................    250,000    6,290,000
 Washington Mutual Inc., 5.375%, cvt. pfd. ......................................     80,000    4,250,000
                                                                                             -------------
                                                                                               27,216,244
                                                                                             -------------



FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

 FRANKLIN CONVERTIBLE SECURITIES FUND                                                 SHARES       VALUE
----------------------------------------------------------------------------------------------------------
(c)CONVERTIBLE PREFERRED STOCKS (CONT.)
 HEALTH SERVICES 2.7%
 Caremark RX Capital Trust I, 7.00%, cvt. pfd. ..................................     50,000 $  7,368,750
                                                                                             -------------
 INDUSTRIAL SERVICES 1.9%
 Weatherford International Inc., 5.00%, cvt. pfd. ...............................    100,000    5,226,600
                                                                                             -------------
 PROCESS INDUSTRIES 3.3%
 Georgia-Pacific Corp., 7.50%, cvt. pfd. ........................................     50,000    1,597,500
 International Paper Co., 5.25%, cvt. pfd. ......................................     75,000    3,468,750
 Temple Inland Inc., 7.50%, cvt. pfd. ...........................................     80,000    4,094,400
                                                                                             -------------
                                                                                                9,160,650
                                                                                             -------------
 TECHNOLOGY SERVICES 2.1%
 Electronic Data Systems Corp., 7.625%, cvt. pfd. ...............................    120,000    5,772,000
                                                                                             -------------
 TRANSPORTATION 2.2%
 Canadian National Railway Co., 5.25%, cvt. pfd. (Canada) .......................     40,000    2,540,000
 Union Pacific Capital Trust, 6.25%, cvt. pfd. ..................................     75,000    3,632,100
                                                                                             -------------
                                                                                                6,172,100
                                                                                             -------------
 UTILITIES 5.7%
 FPL Group Inc. 8.50%, cvt. pfd. ................................................    125,000    7,342,500
 PPL Capital Fund Trust I, 7.75%, cvt. pfd., E ..................................    250,000    5,297,500
 Sempra Energy Equity Units, 8.5%, cvt. pfd. ....................................    120,000    3,079,200
                                                                                             -------------
                                                                                               15,719,200
                                                                                             -------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $117,165,038) .........................             133,299,910
                                                                                             -------------

                                                                                   PRINCIPAL
                                                                                    AMOUNT
                                                                                 -----------
 CONVERTIBLE BONDS 42.6%
 CONSUMER SERVICES 9.1%
 Adelphia Communications Corp., cvt., 6.00%, 2/15/06 ............................$ 9,250,000    6,232,188
 Charter Communications Inc., cvt., 4.75%, 6/01/06 .............................. 13,000,000    9,441,250
 Echostar Communications Corp., cvt., 4.875%, 1/01/07 ...........................  5,000,000    4,462,500
 Liberty Media Corp. into Viacom, cvt., Series B, 3.25%, 3/15/31 ................  5,000,000    5,093,750
                                                                                             -------------
                                                                                               25,229,688
                                                                                             -------------
 DISTRIBUTION SERVICES 3.5%
 Amerisource Health Corp., cvt., 5.00%, 12/01/07 ................................  4,000,000    6,505,000
 Performance Food Group Co., cvt., 5.50%, 10/16/08 ..............................  2,500,000    3,250,000
                                                                                             -------------
                                                                                                9,755,000
                                                                                             -------------
 ELECTRONIC TECHNOLOGY 12.7%
 Advanced Energy Industries Inc., cvt., A, 144A, 5.00%, 9/01/06 .................  2,000,000    2,752,500
 Agilent Technologies Inc., cvt., senior note, 3.00%, 12/01/21 ..................  1,500,000    1,725,000
 Amkor Technology Inc., cvt., 5.00%, 3/15/07 ....................................  2,500,000    1,971,875
 Ciena Corp., cvt., 3.75%, 2/01/08 ..............................................  4,000,000    2,580,000
 DDI Corp., cvt., 144A, 6.25%, 4/01/07 ..........................................  2,000,000    1,655,000
 International Rectifier Corp., cvt., 4.25%, 7/15/07 ............................  5,000,000    4,693,750
 Lam Research Corp., cvt., 4.00%, 6/01/06 .......................................  4,000,000    3,820,000
 Lattice Semiconductor Co., cvt., 4.75%, 11/01/06 ...............................  3,000,000    2,756,250
 Liberty Media Corp. Into Motorola, cvt., 3.50%, 1/15/31 ........................  8,000,000    6,110,000

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

                                                                                     PRINCIPAL
 FRANKLIN CONVERTIBLE SECURITIES FUND                                                 AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------
 CONVERTIBLE BONDS (CONT.)
 ELECTRONIC TECHNOLOGY (CONT.)
 Nortel Networks Corp., cvt., 4.25%, 9/01/08 ....................................$ 5,000,000 $  3,193,750
 Semtech Corp., cvt., 4.50%, 2/01/07 ............................................  2,500,000    2,515,625
 Xicor Inc., cvt., 144A, 5.50%, 11/19/06 ........................................  1,500,000    1,515,750
                                                                                             -------------
                                                                                               35,289,500
                                                                                             -------------
 FINANCE 2.6%
 E*trade Group Inc., cvt., 6.00%, 2/01/07 .......................................  7,000,000    5,591,250
 NCO Group Inc., cvt., 4.75%, 4/15/06 ...........................................  1,500,000    1,584,375
                                                                                             -------------
                                                                                                7,175,625
                                                                                             -------------
 HEALTH TECHNOLOGY 7.9%
 Alpharma Inc., cvt., 3.00%, 6/01/06 ............................................  4,000,000    3,695,000
 Cubist Pharmaceuticals Inc., cvt., A, 5.50%, 11/01/08 ..........................  3,000,000    1,848,750
 ICN Pharmaceuticals Inc., cvt., 6.50%, 7/15/08 .................................  7,000,000    7,227,500
 Invitrogen Corp., cvt., 2.25%, 12/15/06 ........................................  4,000,000    3,155,000
 IVAX Corp., cvt., 4.50%, 5/15/08 ...............................................  5,000,000    3,793,750
 OSI Pharmaceuticals Inc., cvt., 144A, 4.00%, 2/01/09 ...........................  2,500,000    2,228,125
                                                                                             -------------
                                                                                               21,948,125
                                                                                             -------------
 INDUSTRIAL SERVICES 1.7%
 Waste Connections Inc., cvt., 5.50%, 4/15/06 ...................................  4,000,000    4,735,000
                                                                                             -------------
 PRODUCER MANUFACTURING 1.3%
 Tower Automotive Inc., cvt., sub. note, 5.00%, 8/01/04 .........................  4,000,000    3,725,000
                                                                                             -------------
 RETAIL TRADE 1.4%
 Gap Inc., cvt., 144A, 5.75%, 3/15/09 ...........................................  3,500,000    3,924,374
                                                                                             -------------
 TECHNOLOGY SERVICES 2.4%
 Computer Associates International Inc., cvt., 144A, 5.00%, 3/15/07 .............  1,900,000    2,056,750
 Documentum Inc., cvt., senior note, 144A, 4.50%, 4/01/07 .......................  1,500,000    1,406,250
 Manugistics Group Inc., cvt., 5.00%, 11/01/07 ..................................  4,000,000    3,205,000
                                                                                             -------------
                                                                                                6,668,000
                                                                                             -------------
 TOTAL CONVERTIBLE BONDS (COST $119,595,388) ....................................             118,450,312
                                                                                             -------------
 TOTAL LONG TERM INVESTMENTS (COST $243,258,710) 91.8% ..........................             255,190,790
                                                                                             -------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

                                                                                    PRINCIPAL
 FRANKLIN CONVERTIBLE SECURITIES FUND                                                AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------
(c)REPURCHASE AGREEMENT 9.2%
 Joint Repurchase Agreement, 1.865%, 5/01/02,
 (Maturity Value $25,473,783) (COST $25,472,463) ................................$25,472,463 $ 25,472,463
  ABN AMRO Inc. (Maturity Value $2,283,470)
  Barclays Capital Inc. (Maturity Value $2,283,215)
  Bear, Stearns & Co., Inc. (Maturity Value $1,522,059)
  BNP Paribas Securities Corp. (Maturity Value $2,283,215)
  Credit Suisse First Boston Corp. (Maturity Value $1,522,059)
  Deutsche Bank Securities Inc. (Maturity Value $2,283,215)
  Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $2,283,215)
  Goldman, Sachs & Co. (Maturity Value $2,283,215)
  Greenwich Capital Markets Inc. (Maturity Value $2,283,215)
  Lehman Brothers Inc. (Maturity Value $1,880,475)
  Morgan Stanley & Co., Inc. (Maturity Value $2,283,215)
  UBS Warburg LLC (Maturity Value $2,283,215)
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                             -------------
 TOTAL INVESTMENTS (COST $268,731,173) 101.0% ...................................             280,663,253
 OTHER ASSETS, LESS LIABILITIES (1.0)% ..........................................              (2,700,528)
                                                                                             -------------
 NET ASSETS 100.0% ..............................................................            $277,962,725
                                                                                             =============






(a)Non-income producing
(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
(c)See Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN EQUITY INCOME FUND
                                                                          CLASS A
                                          -------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           APRIL 30, 2002                  YEAR ENDED OCTOBER 31,
                                                          ---------------------------------------------------
                                             (UNAUDITED)     2001       2000       1999       1998      1997
                                          -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....   $17.76        $19.82     $19.20     $19.93     $19.31    $16.41
                                          -------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ................      .20(c)        .43        .53        .58        .64       .64
 Net realized and unrealized gains (losses)    1.50(c)      (1.60)      1.89        .36       1.42      3.23
                                          -------------------------------------------------------------------
Total from investment operations .........     1.70         (1.17)      2.42        .94       2.06      3.87
                                          -------------------------------------------------------------------
Less distributions from:
 Net investment income ...................     (.21)         (.46)      (.52)      (.60)      (.65)     (.64)
 Net realized gains ......................     (.15)         (.43)     (1.28)     (1.07)      (.79)     (.33)
                                          -------------------------------------------------------------------
Total distributions ......................     (.36)         (.89)     (1.80)     (1.67)     (1.44)     (.97)
                                          -------------------------------------------------------------------
Net asset value, end of period ...........   $19.10        $17.76     $19.82     $19.20     $19.93    $19.31
                                          ===================================================================

Total return(b) ..........................    9.61%       (6.22)%     14.05%      4.90%     10.96%    24.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........ $480,396      $373,232   $344,671   $385,968   $428,228  $352,555
Ratios to average net assets:
 Expenses ................................     .94%(d)       .99%      1.04%       .94%       .94%      .97%
 Net investment income ...................    2.05%(c,d)    2.19%      2.94%      2.95%      3.20%     3.62%
Portfolio turnover rate ..................   41.53%       114.13%     69.75%     50.20%     30.65%    29.04%

(a)Based on average shares outstanding effective year ended October 31, 1999.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)The AICPA Audit and Accounting Guide of Investment Companies was implemented as described in Note 1(g) resulting in a (decrease) increase of $(.007) and $.007 to the net investment income and net realized and unrealized gains (losses) per share, respectively, and a decrease of .07% to the ratio of net investment income to average net assets for the period ended April 30, 2002.
(d)Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN EQUITY INCOME FUND (CONT.)
                                                                                  CLASS B
                                                               ---------------------------------------------
                                                               SIX MONTHS ENDED
                                                                APRIL 30, 2002      YEAR ENDED OCTOBER 31,
                                                                               -----------------------------
                                                               (UNAUDITED)       2001      2000      1999(E)
                                                               ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................    $17.70      $19.76    $19.16    $19.37
                                                               ---------------------------------------------
Income from investment operations:
 Net investment income(a) .....................................       .12(c)      .27       .39       .33
 Net realized and unrealized gains (losses) ...................      1.50(c)    (1.59)     1.88      (.16)
                                                               ---------------------------------------------
Total from investment operations ..............................      1.62       (1.32)     2.27       .17
                                                               ---------------------------------------------
Less distributions from:
 Net investment income ........................................     (.14)        (.31)     (.39)     (.38)
 Net realized gains ...........................................     (.15)        (.43)    (1.28)       --
                                                               ---------------------------------------------
Total distributions ...........................................     (.29)        (.74)    (1.67)     (.38)
                                                               ---------------------------------------------
Net asset value, end of period ................................   $19.03       $17.70    $19.76    $19.16
                                                               =============================================

Total return(b) ...............................................    9.28%      (6.97)%    13.17%      .86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................  $19,046      $10,661    $4,509    $2,493
Ratios to average net assets:
 Expenses .....................................................    1.67%(d)     1.73%     1.78%     1.69%(d)
 Net investment income ........................................    1.25%(c,d)   1.41%     2.18%     2.03%(d)
Portfolio turnover rate .......................................   41.53%      114.13%    69.75%    50.20%

(a)Based on average shares outstanding.
(b)Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
(c)The AICPA Audit and Accounting Guide of Investment Companies was implemented as described in Note 1(g) resulting in a (decrease) increase of $(.007) and $.007 to the net investment income and net realized and unrealized gains (losses) per share, respectively, and a decrease of .07% to the ratio of net investment income to average net assets for the period ended April 30, 2002.
(d)Annualized
(e)For the period January 1, 1999 (effective date) to October 31, 1999.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN EQUITY INCOME FUND (CONT.)
                                                                         CLASS C
                                          ----------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           APRIL 30, 2002              YEAR ENDED OCTOBER 31,
                                                          ------------------------------------------------
                                           (UNAUDITED)      2001      2000       1999      1998      1997
                                          ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....      $17.70     $19.77    $19.14     $19.88    $19.26    $16.38
                                          ----------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...............         .12(c)     .28       .40        .43       .50       .50
 Net realized and unrealized gains (losses)      1.51(c)   (1.61)     1.89        .36      1.41      3.22
                                          ----------------------------------------------------------------
Total from investment operations ........        1.63      (1.33)     2.29        .79      1.91      3.72
                                          ----------------------------------------------------------------
Less distributions from:
 Net investment income ..................        (.14)      (.31)     (.38)      (.46)     (.50)     (.51)
 Net realized gains .....................        (.15)      (.43)    (1.28)     (1.07)     (.79)     (.33)
                                          ----------------------------------------------------------------
Total distributions .....................        (.29)      (.74)    (1.66)     (1.53)    (1.29)     (.84)
                                          ----------------------------------------------------------------
Net asset value, end of period ..........      $19.04     $17.70    $19.77     $19.14    $19.88    $19.26
                                          ================================================================

Total return(b) .........................       9.27%    (7.00)%    13.26%      4.11%    10.16%    23.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......    $107,224    $84,912   $73,387    $82,353   $81,078   $45,277
Ratios to average net assets:
 Expenses ...............................       1.68%(d)   1.74%     1.78%      1.69%     1.69%     1.72%
 Net investment income ..................       1.30%(c,d) 1.44%     2.20%      2.20%     2.45%     2.78%
Portfolio turnover rate .................      41.53%    114.13%    69.75%     50.20%    30.65%    29.04%

(a)Based on average shares outstanding effective year ended October 31, 1999.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)The AICPA Audit and Accounting Guide of Investment Companies was implemented as described in Note 1(g) resulting in a (decrease) increase of $(.007) and $.007 to the net investment income and net realized and unrealized gains (losses) per share, respectively, and a decrease of .07% to the ratio of net investment income to average net assets for the period ended April 30, 2002.
(d)Annualized


32




                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED)

 FRANKLIN EQUITY INCOME FUND                                                          SHARES       VALUE
----------------------------------------------------------------------------------------------------------
 COMMON STOCKS 77.6%
 COMMERCIAL SERVICES 2.7%
 Interpublic Group of Cos. Inc. .................................................    185,000 $  5,712,800
 The McGraw-Hill Cos. Inc. ......................................................     64,000    4,095,360
 R.R. Donnelley & Sons Co. ......................................................    210,000    6,711,600
                                                                                             -------------
                                                                                               16,519,760
                                                                                             -------------
 COMMUNICATIONS 5.3%
 AT&T Corp. .....................................................................    299,250    3,926,160
 SBC Communications Inc. ........................................................    380,500   11,818,330
 Sprint Corp. (FON Group) .......................................................    300,000    4,755,000
 Verizon Communications .........................................................    297,450   11,930,720
                                                                                             -------------
                                                                                               32,430,210
                                                                                             -------------
 CONSUMER DURABLES 3.0%
 The Black & Decker Corp. .......................................................    127,000    6,182,360
 Mattel Inc. ....................................................................    150,000    3,096,000
 Newell Rubbermaid Inc. .........................................................    100,000    3,140,000
 Whirlpool Corp. ................................................................     80,000    5,996,000
                                                                                             -------------
                                                                                               18,414,360
                                                                                             -------------
 CONSUMER NON-DURABLES 7.5%
 Adolph Coors Co., B ............................................................     47,800    3,195,430
 Coca-Cola Co. ..................................................................    152,000    8,437,520
 H.J. Heinz Co. .................................................................    165,000    6,928,350
 Kimberly-Clark Corp. ...........................................................     93,900    6,114,768
 Loews Corp. - Carolina Group ...................................................     94,600    3,104,772
 Philip Morris Cos. Inc. ........................................................    145,200    7,903,236
 Procter & Gamble Co. ...........................................................     70,000    6,318,200
 R.J. Reynolds Tobacco Holdings Inc. ............................................     49,700    3,439,240
                                                                                             -------------
                                                                                               45,441,516
                                                                                             -------------
 CONSUMER SERVICES 1.4%
 Gannett Co. Inc. ...............................................................     55,000    4,031,500
 The Walt Disney Co. ............................................................    199,300    4,619,774
                                                                                             -------------
                                                                                                8,651,274
                                                                                             -------------
 ELECTRONIC TECHNOLOGY 5.5%
 Boeing Co. .....................................................................    178,000    7,938,800
 Diebold Inc. ...................................................................    130,000    4,916,600
 Hewlett-Packard Co. ............................................................    420,000    7,182,000
 Motorola Inc. ..................................................................    222,600    3,428,040
 PerkinElmer Inc. ...............................................................    256,000    3,276,800
 Rockwell Automation Inc. .......................................................    295,700    6,348,679
                                                                                             -------------
                                                                                               33,090,919
                                                                                             -------------
 ENERGY MINERALS 7.0%
 BP Amoco PLC, ADR (United Kingdom) .............................................    114,000    5,791,200
 ChevronTexaco Corp. ............................................................    170,260   14,763,245
 Conoco Inc., B .................................................................    205,131    5,753,925

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

 FRANKLIN EQUITY INCOME FUND                                                          SHARES       VALUE
----------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 ENERGY MINERALS (CONT.)
 Exxon Mobil Corp. ..............................................................    181,434 $  7,288,204
 Shell Transport & Trading Co. PLC, N.Y. shs. (United Kingdom) ..................    200,000    8,630,000
                                                                                             -------------
                                                                                               42,226,574
                                                                                             -------------
 FINANCE 22.2%
 ABN Amro Holding NV, ADR (Netherlands) .........................................    395,000    7,903,950
 Aegon NV, ADR (Netherlands) ....................................................    305,000    7,100,400
 Bank of America Corp. ..........................................................    133,000    9,639,840
 Citigroup Inc. .................................................................    185,000    8,010,500
 Comerica Inc. ..................................................................    100,000    6,285,000
 Fleet Boston Financial Corp. ...................................................    125,000    4,412,500
 Freddie Mac ....................................................................    115,000    7,515,250
 GATX Corp. .....................................................................    273,700    8,763,874
 Glenborough Realty Trust Inc. ..................................................    213,600    4,795,320
 JP Morgan Chase & Co. ..........................................................    298,250   10,468,575
 KeyCorp ........................................................................    280,000    7,870,800
 Lincoln National Corp. .........................................................     50,000    2,395,000
 Morgan Stanley Dean Witter & Co. ...............................................     78,000    3,722,160
 St. Paul Cos. Inc. .............................................................     92,300    4,597,463
 U.S. Bancorp ...................................................................    600,000   14,220,000
 Vornado Realty Trust ...........................................................    120,000    5,292,000
 Washington Mutual Inc. .........................................................    367,000   13,846,910
 Wells Fargo & Co. ..............................................................    150,000    7,672,500
                                                                                             -------------
                                                                                              134,512,042
                                                                                             -------------
 HEALTH TECHNOLOGY 6.9%
 Bristol-Myers Squibb Co. .......................................................    307,500    8,856,000
 ICN Pharmaceuticals Inc. .......................................................    250,000    6,915,000
 Merck & Co. Inc. ...............................................................    106,000    5,760,040
 Pall Corp. .....................................................................    220,000    4,576,000
 Pfizer Inc. ....................................................................    198,000    7,197,300
 Pharmacia Corp. ................................................................     70,000    2,886,100
 Wyeth ..........................................................................     95,000    5,415,000
                                                                                             -------------
                                                                                               41,605,440
                                                                                             -------------
 PROCESS INDUSTRIES 3.4%
 Dow Chemical Co. ...............................................................    269,500    8,570,100
 E.I. du Pont de Nemours and Co. ................................................     95,000    4,227,500
 Imperial Chemical Industries PLC (United Kingdom) ..............................    965,500    4,481,372
 RPM Inc. .......................................................................    199,500    3,381,524
                                                                                             -------------
                                                                                               20,660,496
                                                                                             -------------
 PRODUCER MANUFACTURING 6.9%
 Avery Dennison Corp. ...........................................................     50,000    3,202,500
 Emerson Electric Co. ...........................................................    112,000    5,979,680
 General Electric Co. ...........................................................    315,000    9,938,250
 Honeywell International Inc. ...................................................    260,000    9,536,800
 Pitney Bowes Inc. ..............................................................    128,500    5,409,850

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

 FRANKLIN EQUITY INCOME FUND                                                          SHARES       VALUE
----------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 PRODUCER MANUFACTURING (CONT.)
 TRW Inc. .......................................................................     56,100 $  3,087,182
 United Technologies Corp. ......................................................     65,000    4,561,050
                                                                                             -------------
                                                                                               41,715,312
                                                                                             -------------
 RETAIL TRADE 2.1%
 May Department Stores Co. ......................................................    258,100    8,950,907
 Sears, Roebuck & Co. ...........................................................     72,500    3,824,374
                                                                                             -------------
                                                                                               12,775,281
                                                                                             -------------
 TECHNOLOGY SERVICES 1.4%
 Automatic Data Processing Inc. .................................................    106,000    5,389,040
 Paychex Inc. ...................................................................     85,000    3,173,050
                                                                                             -------------
                                                                                                8,562,090
                                                                                             -------------
 UTILITIES 2.3%
 CMS Energy Corp. ...............................................................    360,000    6,969,600
 Duke Energy Corp. ..............................................................     80,000    3,066,400
 Vectren Corp. ..................................................................    169,000    4,214,860
                                                                                             -------------
                                                                                               14,250,860
                                                                                             -------------
 TOTAL COMMON STOCKS (COST $428,148,632) ........................................             470,856,134
                                                                                             -------------
 CONVERTIBLE PREFERRED STOCKS 11.2%
 CONSUMER DURABLES .8%
 Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ..............................     83,500    4,699,380
                                                                                             -------------
 COMMUNICATIONS .5%
 MediaOne Group Inc. into Vodafone, 7.00%, cvt. pfd. ............................    158,400    2,752,200
                                                                                             -------------
 ELECTRONIC TECHNOLOGY 2.2%
 Raytheon Co., 8.25%, cvt. pfd., ................................................    128,400    9,018,816
 Solectron Corp., 7.25%, cvt. pfd. ..............................................    204,000    4,314,600
                                                                                             -------------
                                                                                               13,333,416
                                                                                             -------------
 FINANCE 2.6%
 Host Marriott Corp., 6.75%, cvt. pfd. ..........................................    136,600    6,012,449
 MetLife Capital Trust I, 8.00%, cvt. pfd. ......................................     45,000    4,736,250
 Prudential Financial Inc., 6.75% cvt. pfd. .....................................     89,300    5,046,343
                                                                                             -------------
                                                                                               15,795,042
                                                                                             -------------
 HEALTH SERVICES 1.1%
 Caremark RX Capital Trust I, 7.00%, cvt. pfd. ..................................     45,500    6,705,563
                                                                                             -------------
 TECHNOLOGY SERVICES 1.0%
 Electronic Data Systems Corp., 7.625%, cvt. pfd. ...............................    131,700    6,334,770
                                                                                             -------------
 UTILITIES 3.0%
 FPL Group Inc. 8.50%, cvt.,pfd., ...............................................    110,000    6,461,400
 PPL Capital Fund Trust I, 7.75%, cvt. pfd., E ..................................    310,000    6,568,900
 Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES ...........................    146,300    5,266,800
                                                                                             -------------
                                                                                               18,297,100
                                                                                             -------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $59,559,460) ..........................              67,917,471
                                                                                             -------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
 FRANKLIN EQUITY INCOME FUND                                                        AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------
 CONVERTIBLE BONDS 5.1%
 CONSUMER SERVICES .9%
 Liberty Media Corp., into Viacom, cvt., Series B, 3.25%, 3/15/31 ...............$ 5,250,000 $  5,348,438
                                                                                             -------------
 DISTRIBUTION SERVICES 1.2%
 Amerisource Health Corp., cvt., 5.00%, 12/01/07 ................................  4,335,000    7,049,794
                                                                                             -------------
 ELECTRONIC TECHNOLOGY 1.4%
 Lattice Semiconductor Co., cvt., 4.75%, 11/01/06 ...............................  4,150,000    3,812,813
 Liberty Media Corp., into Motorola, cvt., 3.50%, 1/15/31 .......................  6,400,000    4,888,000
                                                                                             -------------
                                                                                                8,700,813
                                                                                             -------------
 RETAIL TRADE 1.6%
 Gap Inc., cvt., 144A, 5.75%, 3/15/09 ...........................................  3,750,000    4,204,688
 Penney JC Co. Inc., cvt., 144A, 5.00%, 10/15/08 ................................  6,000,000    5,850,000
                                                                                             -------------
                                                                                               10,054,688
                                                                                             -------------
 TOTAL CONVERTIBLE BONDS (COST $30,892,992) .....................................              31,153,733
                                                                                             -------------
 TOTAL LONG TERM INVESTMENTS (COST $518,601,084) ................................             569,927,338
                                                                                             -------------
(a)REPURCHASE AGREEMENT 5.3%
 Joint Repurchase Agreement, 1.865%, 5/01/02, (Maturity Value $31,951,628)
  (COST $31,949,973) ............................................................ 31,949,973   31,949,973
  ABN AMRO Inc. (Maturity Value $2,863,835)
  Barclays Capital Inc. (Maturity Value $2,863,835)
  Bear, Stearns & Co., Inc. (Maturity Value $1,909,223)
  BNP Paribas Securities Corp. (Maturity Value $2,863,835)
  Credit Suisse First Boston Corp. (Maturity Value $1,909,223)
  Deutsche Bank Securities Inc. (Maturity Value $2,863,834)
  Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $2,863,834)
  Goldman, Sachs & Co. (Maturity Value $2,863,834)
  Greenwich Capital Markets Inc. (Maturity Value $2,863,834)
  Lehman Brothers Inc. (Maturity Value $2,358,673)
  Morgan Stanley & Co., Inc. (Maturity Value $2,863,834)
  UBS Warburg LLC (Maturity Value $2,863,834)
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government
   Agency Securities
                                                                                             -------------
 TOTAL INVESTMENTS (COST $550,551,057) 99.2% ....................................             601,877,311
 OTHER ASSETS, LESS LIABILITIES .8% .............................................               4,788,521
                                                                                             -------------
 NET ASSETS 100.0% ..............................................................            $606,665,832
                                                                                             =============





(a)See Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND
                                                                                CLASS A
                                          -------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           APRIL 30, 2002              YEAR ENDED OCTOBER 31,
                                                          ---------------------------------------------------
                                           (UNAUDITED)       2001       2000       1999       1998      1997
                                          -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....     $10.58      $10.09     $10.11     $10.46     $10.29    $10.28
                                          -------------------------------------------------------------------
Income from investment operations:
 Net investment income(a).................        .24         .55        .57        .53        .54       .57
 Net realized and unrealized gains (losses)      (.20)        .51                  (.38)       .19       .02
                                          -------------------------------------------------------------------
Total from investment operations .........        .04        1.06        .57        .15        .73       .59
                                          -------------------------------------------------------------------
Less distributions from net investment income    (.27)       (.57)      (.59)      (.50)      (.56)     (.58)
                                          -------------------------------------------------------------------
Net asset value, end of period ...........     $10.35      $10.58     $10.09     $10.11     $10.46    $10.29
                                          ===================================================================
Total return(b) ..........................       .36%      10.81%      5.86%      1.51%      7.38%     5.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........   $198,440    $193,236   $141,646   $176,114   $224,132  $192,051
Ratios to average net assets:
 Expenses ................................       .83%(c)     .86%       .85%       .79%       .78%      .78%
 Net investment income ...................      4.54%(c)    5.33%      5.66%      5.18%      5.24%     5.51%
Portfolio turnover rate ..................     58.22%      53.64%     56.80%     64.26%     37.70%    40.56%





(a)Based on average shares outstanding effective year ended October 31, 1999.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND (CONT.)
                                                                            ADVISOR CLASS
                                            ------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                             APRIL 30, 2002              YEAR ENDED OCTOBER 31,
                                                            --------------------------------------------------------------------
                                               (UNAUDITED)     2001       2000      1999      1998      1997(D)
                                            ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......      $10.57     $10.08     $10.10    $10.45    $10.30    $10.24
                                            --------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..................         .25        .55       .57        .54       .57       .47
 Net realized and unrealized gains (losses)         (.21)       .52       .01       (.38)      .16       .07
                                            --------------------------------------------------------------------
Total from investment operations ...........         .04       1.07       .58        .16       .73       .54
                                            --------------------------------------------------------------------
Less distributions from net investment income       (.27)      (.58)     (.60)      (.51)     (.58)     (.48)
                                            --------------------------------------------------------------------
Net asset value, end of period .............      $10.34     $10.57    $10.08     $10.10    $10.45    $10.30
                                            ====================================================================

Total return(b) ............................        .41%     10.92%     5.97%      1.62%     7.38%     5.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........      $6,368     $1,184    $1,483     $1,367    $3,644      $385
Ratios to average net assets:
 Expenses ..................................        .73%(c)    .76%      .75%       .69%      .69%      .70%(c)
 Net investment income .....................       4.71%(c)   5.35%     5.76%      5.26%     5.28%     5.35%(c)
Portfolio turnover rate ....................      58.22%     53.64%    56.80%     64.26%    37.70%    40.56%





(a)Based on average shares outstanding effective year ended October 31, 1999.
(b)Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period January 2, 1997 (effective date) to October 31, 1997.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED)

                                                                                  PRINCIPAL
 FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                       AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------
 AGENCY BONDS 16.1%
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 5.2%
 FHLMC, 5.50%, 5/15/02 ......................................................   $ 5,000,000  $  5,006,635
 FHLMC, 7.00%, 3/15/10 ......................................................     5,200,000     5,688,972
                                                                                             -------------
                                                                                               10,695,607
                                                                                             -------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 10.9%
 FNMA, 3.625%, 4/15/04 ......................................................    10,500,000    10,515,687
 FNMA, 5.75%, 4/15/03 .......................................................     7,000,000     7,203,105
 FNMA. 9.00%, 7/01/16 - 1/01/17 .............................................     1,570,926     1,732,192
 FNMA, 9.25%, 7/01/16 .......................................................        52,099        57,226
 FNMA, 9.50%, 7/01/16 - 6/01/22 .............................................     2,544,049     2,810,494
                                                                                             -------------
                                                                                               22,318,704
                                                                                             -------------
 TOTAL AGENCY BONDS (COST $29,611,106) ......................................                  33,014,311
                                                                                             -------------
 MORTGAGE BACKED SECURITIES 72.6%
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 7.1%
 FHLMC Gold, 8.50%, 12/01/22 - 1/01/27 ......................................     8,484,719     9,244,369
 FHLMC Gold, 9.50%, 3/01/21 .................................................       790,759       862,279
 FHLMC Gold 15 year, 7.00%, 3/01/07 - 9/01/13 ...............................     4,311,001     4,526,466
                                                                                             -------------
                                                                                               14,633,114
                                                                                             -------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 52.8%
 FNMA 15 year, 5.50%, 3/01/16 - 12/01/16 ....................................    15,065,644    15,009,585
(a)FNMA 15 year, 6.00%, 5/01/14 .............................................    37,000,000    37,497,188
 FNMA 15 year, 6.00%, 6/01/16 - 9/01/16 .....................................    19,270,949    19,544,647
 FNMA 15 year, 6.50%, 9/01/05 - 2/01/12 .....................................    17,535,157    18,170,428
 FNMA 15 year, 7.00%, 7/01/12 - 7/01/14 .....................................     4,890,191     5,130,227
 FNMA 15 year, 7.50%, 12/01/14 - 1/01/15 ....................................     2,578,632     2,727,987
 FNMA 7 year balloon, 6.00%, 4/01/04 ........................................     5,203,125     5,309,408
 FNMA 7 year balloon, 6.50%, 10/01/06 .......................................     4,582,261     4,707,438
                                                                                             -------------
                                                                                              108,096,908
                                                                                             -------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 12.7%
 GNMA I, SF, 7.50%, 10/15/05 - 9/15/07 ......................................    12,351,652    13,073,171
 GNMA I, SF, 9.00%, 6/15/16 - 9/15/17 .......................................     1,668,350     1,838,011
 GNMA II, SF, 9.00%, 6/20/16 - 4/20/17 ......................................     1,581,951     1,736,331
 GNMA I, SF, 9.50%, 10/15/17 - 11/15/17 .....................................       277,898       308,565
 GNMA I, 15 year, SF, 6.50%, 10/15/13 - 7/15/14 .............................     6,669,210     6,939,401
 GNMA I, 15 year, SF, 7.50%, 10/15/14 - 12/15/14 ............................     1,933,883     2,052,132
                                                                                             -------------
                                                                                               25,947,611
                                                                                             -------------
 TOTAL MORTGAGE BACKED SECURITIES (COST $148,573,142) .......................                 148,677,633
                                                                                             -------------
 TOTAL LONG TERM INVESTMENTS (COST $178,184,248) ............................                 181,691,944
                                                                                             -------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
 FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                       AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
(b)REPURCHASE AGREEMENT 28.7%
 Joint Repurchase Agreement, 1.865%, 5/01/02, (Maturity Value $58,823,582)
  (COST $58,820,535) ........................................................   $58,820,535  $ 58,820,535
  ABN AMRO Inc. (Maturity Value $5,272,358)
  Barclays Capital Inc. (Maturity Value $5,272,358)
  Bear, Stearns & Co., Inc. (Maturity Value $3,514,709)
  BNP Paribas Securities Corp. (Maturity Value $5,272,358)
  Credit Suisse First Boston Corp. (Maturity Value $3,514,709)
  Deutsche Bank Securities Inc. (Maturity Value $5,272,358)
  Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $5,272,358)
  Goldman, Sachs & Co. (Maturity Value $5,272,358)
  Greenwich Capital Markets Inc. (Maturity Value $5,272,358)
  Lehman Brothers Inc. (Maturity Value $4,342,942)
  Morgan Stanley & Co., Inc. (Maturity Value $5,272,358)
  UBS Warburg LLC (Maturity Value $5,272,358)
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government
   Agency Securities
                                                                                             -------------
 TOTAL INVESTMENTS (COST $237,004,783) 117.4% ...............................                 240,512,479
 OTHER ASSETS, LESS LIABILITIES (17.4%) .....................................                 (35,703,892)
                                                                                             -------------
 NET ASSETS 100.0% ..........................................................                $204,808,587
                                                                                             =============

(a)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
(b)See Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)

                                                                                                        FRANKLIN
                                                                   FRANKLIN                        SHORT-INTERMEDIATE
                                                                  CONVERTIBLE     FRANKLIN EQUITY    U.S. GOVERNMENT
                                                                SECURITIES FUND     INCOME FUND      SECURITIES FUND
                                                                -----------------------------------------------------
Assets:
 Investments in securities:
  Cost ........................................................   $243,258,710      $518,601,084      $178,184,248
                                                                =====================================================
  Value .......................................................    255,190,790       569,927,338       181,691,944
 Repurchase agreements, at value and cost .....................     25,472,463        31,949,973        58,820,535
 Receivables:
  Investment securities sold ..................................      4,806,075         5,629,395
  Capital shares sold .........................................        804,008         2,416,509         1,290,634
  Dividends and interest ......................................      2,460,490         1,327,435           832,476
                                                                -----------------------------------------------------
      Total assets ............................................    288,733,826       611,250,650       242,635,589
                                                                -----------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .............................     10,188,750         2,942,275        37,197,188
  Capital shares redeemed .....................................        237,331           916,379           406,594
  Affiliates ..................................................        268,494           554,112           130,190
  Shareholders ................................................         57,839           154,947            46,794
 Other liabilities ............................................         18,687            17,105            46,236
                                                                -----------------------------------------------------
      Total liabilities .......................................     10,771,101         4,584,818        37,827,002
                                                                -----------------------------------------------------
       Net assets, at value ...................................   $277,962,725      $606,665,832      $204,808,587
                                                                =====================================================
Net assets consist of:
 Undistributed net investment income ..........................     $ (393,234)       $ (508,175)       $ (597,361)
 Net unrealized appreciation ..................................     11,932,080        51,326,254         3,507,696
 Accumulated net realized gain (loss) .........................     (9,822,426)       17,143,124        (6,978,772)
 Capital shares ...............................................    276,246,305       538,704,629       208,877,024
                                                                -----------------------------------------------------
       Net assets, at value ...................................   $277,962,725      $606,665,832      $204,808,587
                                                                =====================================================


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2002 (UNAUDITED)

                                                                                                                       FRANKLIN
                                                                                  FRANKLIN                        SHORT-INTERMEDIATE
                                                                                 CONVERTIBLE     FRANKLIN EQUITY    U.S. GOVERNMENT
                                                                               SECURITIES FUND     INCOME FUND      SECURITIES FUND
                                                                               -----------------------------------------------------
CLASS A:
 Net assets, at value .......................................................   $211,682,222       $480,395,733       $198,440,411
                                                                               =====================================================
 Shares outstanding .........................................................     15,245,880         25,147,779         19,167,194
                                                                               =====================================================
 Net asset value per share(a) ...............................................         $13.88             $19.10             $10.35
                                                                               =====================================================
 Maximum offering price per share (net asset value per / share 94.25%,
  94.25%, 97.75%, respectively) .............................................         $14.73             $20.27             $10.59
                                                                               =====================================================
CLASS B:
 Net assets, at value .......................................................             --       $ 19,045,851                 --
                                                                               =====================================================
 Shares outstanding .........................................................             --          1,000,611                 --
                                                                               =====================================================
 Net asset value and maximum offering price per sharea ......................             --             $19.03                 --
                                                                               =====================================================
CLASS C:
 Net assets, at value .......................................................   $ 66,280,503       $107,224,248                 --
                                                                               =====================================================
 Shares outstanding .........................................................      4,796,752          5,631,620                 --
                                                                               =====================================================
 Net asset value per share(a) ...............................................         $13.82             $19.04                 --
                                                                               =====================================================
 Maximum offering price per share (net asset value per share / 99%) .........         $13.96             $19.23                 --
                                                                               =====================================================
ADVISOR CLASS:
 Net assets, at value .......................................................             --                 --       $  6,368,176
                                                                               =====================================================
 Shares outstanding .........................................................             --                 --            615,601
                                                                               =====================================================
 Net asset value and maximum offering price per share .......................             --                 --             $10.34
                                                                               =====================================================




(a)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)


                                                                                                        FRANKLIN
                                                                   FRANKLIN                        SHORT-INTERMEDIATE
                                                                  CONVERTIBLE     FRANKLIN EQUITY    U.S. GOVERNMENT
                                                                SECURITIES FUND     INCOME FUND      SECURITIES FUND
                                                                -----------------------------------------------------
Investment income:
 Dividends ...................................................    $ 3,721,907      $ 7,125,672         $        --
 Interest ....................................................      3,841,224        1,088,859           5,294,895
                                                                -----------------------------------------------------
      Total investment income ................................      7,563,131        8,214,531           5,294,895
                                                                -----------------------------------------------------
Expenses:
 Management fees (Note 3) ....................................        704,102        1,392,228             558,103
 Distribution fees (Note 3)
  Class A ....................................................        236,649          543,252              93,794
  Class B ....................................................             --           73,322                  --
  Class C ....................................................        281,968          480,836
 Transfer agent fees (Note 3) ................................        154,410          427,273              93,632
 Custodian fees ..............................................          1,096            2,048                 940
 Reports to shareholders .....................................         12,282           28,653               7,794
 Registration and filing fees ................................         16,616           29,181              38,975
 Professional fees ...........................................          8,533           11,239               5,556
 Trustees' fees and expenses .................................          6,540           13,750               5,466
 Other .......................................................          3,386            2,575              11,196
                                                                -----------------------------------------------------
      Total expenses .........................................      1,425,582        3,004,357             815,456
                                                                -----------------------------------------------------
       Net investment income .................................      6,137,549        5,210,174           4,479,439
                                                                -----------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................     (7,934,684)      17,296,891             459,081
  Foreign currency transactions ..............................             --          (22,877)                 --
                                                                -----------------------------------------------------
      Net realized gain (loss) ...............................     (7,934,684)      17,274,014             459,081
 Net unrealized appreciation (depreciation) on investments ...     22,125,366       22,954,744          (4,059,556)
                                                                -----------------------------------------------------
Net realized and unrealized gain (loss) ......................     14,190,682       40,228,758          (3,600,475)
                                                                -----------------------------------------------------
Net increase in net assets resulting from operations .........    $20,328,231      $45,438,932         $   878,964
                                                                =====================================================


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2001


                                          FRANKLIN CONVERTIBLE SECURITIES FUND     FRANKLIN EQUITY INCOME FUND
                                          -----------------------------------------------------------------------
                                            SIX MONTHS ENDED   YEAR ENDED       SIX MONTHS ENDED    YEAR ENDED
                                             APRIL 30, 2002  OCTOBER 31, 2001    APRIL 30, 2002  OCTOBER 31, 2001
                                          -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................    $ 6,137,549     $ 10,773,101        $ 5,210,174     $ 9,131,718
  Net realized gain (loss) from investments and
   foreign currency transactions .........     (7,934,684)      (1,887,742)        17,274,014       7,690,113
  Net unrealized appreciation (depreciation) on
   investments ...........................     22,125,366      (31,179,628)        22,954,744     (47,893,989)
                                          -----------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations .........     20,328,231      (22,294,269)        45,438,932     (31,072,158)
 Distributions to shareholders from:
  Net investment income:
   Class A ...............................     (5,500,420)      (9,472,153)        (4,710,796)     (8,363,720)
   Class B ...............................             --               --           (108,350)       (122,312)
   Class C ...............................     (1,419,217)      (2,066,879)          (721,317)     (1,270,620)
  Net realized gains:
   Class A ...............................             --       (6,685,876)        (3,280,077)     (7,463,039)
   Class B ...............................             --               --           (105,395)       (111,581)
   Class C ...............................             --       (1,556,622)          (753,469)     (1,589,225)
                                          -----------------------------------------------------------------------
 Total distributions to shareholders .....     (6,919,637)     (19,781,530)        (9,679,404)    (18,920,497)
 Capital share transactions: (Note 2)
   Class A ...............................     31,518,014       44,109,480         78,544,463      68,092,485
   Class B ...............................             --               --          7,597,174       7,245,532
   Class C ...............................     16,515,885       19,831,455         15,959,108      20,893,486
                                          -----------------------------------------------------------------------
 Total capital share transactions ........     48,033,899       63,940,935        102,100,745      96,231,503
      Net increase in net assets .........     61,442,493       21,865,136        137,860,273      46,238,848
Net assets:
 Beginning of period .....................    216,520,232      194,655,096        468,805,559     422,566,711
                                          -----------------------------------------------------------------------
 End of period ...........................   $277,962,725     $216,520,232       $606,665,832    $468,805,559
                                          =======================================================================
Undistributed net investment income included in
 net assets:
  End of period ..........................   $   (393,234)    $    653,165       $   (508,175)   $         --
                                          =======================================================================


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2001

                                                                              FRANKLIN SHORT-INTERMEDIATE
                                                                            U.S. GOVERNMENT SECURITIES FUND
                                                                           ---------------------------------
                                                                           SIX MONTHS ENDED   YEAR ENDED
                                                                            APRIL 30, 2002  OCTOBER 31, 2001
                                                                           =================================
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................      $  4,479,439    $  8,440,331
  Net realized gain from investments ....................................           459,081         755,207
  Net unrealized appreciation (depreciation) on investments .............        (4,059,556)      7,277,127
                                                                           ---------------------------------
      Net increase in net assets resulting from operations ..............           878,964      16,472,665
 Distributions to shareholders from:
  Net investment income:
   Class A ..............................................................        (5,005,316)     (8,721,422)
   Advisor Class ........................................................           (37,508)        (84,079)
                                                                           ---------------------------------
 Total distributions to shareholders ....................................        (5,042,824)     (8,805,501)
 Capital share transactions: (Note 2)
   Class A ..............................................................         9,354,894      43,998,053
   Advisor Class ........................................................         5,197,589        (373,948)
                                                                           ---------------------------------
 Total capital share transactions .......................................        14,552,483      43,624,105
      Net increase in net assets ........................................        10,388,623      51,291,269
Net assets:
 Beginning of period ....................................................       194,419,964     143,128,695
                                                                           ---------------------------------
 End of period ..........................................................      $204,808,587    $194,419,964
                                                                           =================================
Undistributed net investment income included in net assets:
 End of period ..........................................................      $   (597,361)   $    (33,976)
                                                                           =================================

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of six series (the Funds). The investment objectives of the Funds included in this report are:

        GROWTH AND INCOME               INCOME
        ----------------------------------------------------------------------------------
        Convertible Securities Fund     Short-Intermediate U.S. Government Securities Fund
        Equity Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS:

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2002, all repurchase agreements had been entered into on that date.

D. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions received by the Funds from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to record all paydown gains and losses as part of investment income and amortize premium and discount on all fixed-income securities. Such amoritization is included in net investment income. Prior to November 1, 2000, paydown gains and losses and premiums on fixed-income securities were included in realized gains and losses. Adopting these principles did not impact the net assets or the distributions of the Funds. The cumulative effect of this accounting change resulted in a reduction in the recorded cost of investments and a corresponding increase in net unrealized appreciation as listed below:

                                                      CONVERTIBLE      EQUITY
                                                    SECURITIES FUND  INCOME FUND
                                                    ----------------------------
Reduction in cost of investments ..................      $264,311     $177,886

The effect of this change for the period ended April 30, 2002 was as listed below:

                                                      CONVERTIBLE      EQUITY
                                                    SECURITIES FUND  INCOME FUND
                                                    ----------------------------
Decrease in net investment income .................      $192,557     $199,636
Increase (decrease) in unrealized gains ...........      $ (5,040)    $ 42,355
Increase in realized gains ........................      $197,597     $157,281

The statements of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

The Short-Intermediate U.S. Government Securities Fund implemented the Guide early, as permitted, on November 1, 2000. The per share effect of this change was less than $.005.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

        FUND                                                         CLASS
        ------------------------------------------------------------------------
        Convertible Securities Fund                                  A & C
        Equity Income Fund                                           A, B & C
        Short-Intermediate U.S. Government Securities Fund           A & Advisor

At April 30, 2002, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                   CONVERTIBLE SECURITIES FUND       EQUITY INCOME FUND
                                                   -------------------------------------------------------
CLASS A SHARES:                                         SHARES     AMOUNT            SHARES      AMOUNT
                                                   -------------------------------------------------------
Six months ended April 30, 2002
 Shares sold ....................................    4,413,689  $ 61,209,365      6,242,632  $118,996,510
 Shares issued in reinvestment of
 distributions ..................................      289,505     3,998,274        335,862     6,318,341
 Shares redeemed ................................   (2,440,186)  (33,689,625)    (2,449,149)  (46,770,388)
                                                   -------------------------------------------------------
 Net increase ...................................    2,263,008  $ 31,518,014      4,129,345  $ 78,544,463
                                                   =======================================================
Year ended October 31, 2001
 Shares sold ....................................    6,910,545  $100,429,781      7,225,078  $137,547,305
 Shares issued in reinvestment of distributions .      891,167    12,845,642        684,689    13,179,263
 Shares redeemed ................................   (4,809,128)  (69,165,943)    (4,278,562)  (82,634,083)
                                                   -------------------------------------------------------
 Net increase ...................................    2,992,584  $ 44,109,480      3,631,205  $ 68,092,485
                                                   =======================================================
CLASS B SHARES:
Six months ended April 30, 2002
 Shares sold ..................................................................     466,838   $ 8,907,888
 Shares issued in reinvestment of distributions ...............................      10,112       189,257
 Shares redeemed ..............................................................     (78,795)   (1,499,971)
                                                                                 -------------------------
 Net increase .................................................................     398,155   $ 7,597,174
                                                                                 =========================
Year ended October 31, 2001
 Shares sold ..................................................................     471,623   $ 9,098,125
 Shares issued in reinvestment of distributions ...............................      10,705       205,225
 Shares redeemed ..............................................................    (108,027)   (2,057,818)
                                                                                 -------------------------
 Net increase .................................................................     374,301   $ 7,245,532
                                                                                 =========================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                   CONVERTIBLE SECURITIES FUND       EQUITY INCOME FUND
                                                  -------------------------------------------------------------
CLASS C SHARES:                                         SHARES     AMOUNT            SHARES       AMOUNT
                                                  -------------------------------------------------------------
Six months ended April 30, 2002
 Shares sold ....................................    1,779,283  $ 24,591,364      1,114,958  $  21,296,017
 Shares issued in reinvestment of distributions .       76,727     1,054,757         68,738      1,285,382
 Shares redeemed ................................     (661,808)   (9,130,236)      (348,685)    (6,622,291)
                                                  -------------------------------------------------------------
 Net increase ...................................    1,194,202  $ 16,515,885        835,011  $  15,959,108
                                                  =============================================================
Year ended October 31, 2001
 Shares sold ....................................    1,825,733  $ 26,232,872      1,819,151  $  35,011,230
 Shares issued in reinvestment of distributions .      204,079     2,924,789        131,046      2,515,154
 Shares redeemed ................................     (667,202)   (9,326,206)      (866,524)   (16,632,898)
                                                  -------------------------------------------------------------
 Net increase ...................................    1,362,610  $ 19,831,455      1,083,673  $  20,893,486
                                                  =============================================================

                                                                                      SHORT-INTERMEDIATE
                                                                                U.S. GOVERNMENT SECURITIES FUND
                                                                                -------------------------------
CLASS A SHARES:                                                                      SHARES      AMOUNT
                                                                                -------------------------------
Six months ended April 30, 2002
 Shares sold ...............................................................      5,736,005  $  59,383,874
 Shares issued in reinvestment of distributions ............................        353,717  $   3,663,235
 Shares redeemed ...........................................................     (5,185,399)   (53,702,215)
                                                                                -------------------------------
 Net increase ..............................................................        904,323  $   9,354,894
                                                                                ===============================
Year ended October 31, 2001
 Shares sold ...............................................................     14,674,801  $ 151,646,120
 Shares issued in reinvestment of distributions ............................        603,130      6,238,465
 Shares redeemed ...........................................................    (11,052,128)  (113,886,532)
                                                                                -------------------------------
 Net increase ..............................................................      4,225,803  $  43,998,053
                                                                                ===============================
ADVISOR CLASS:
Six months ended April 30, 2002
 Shares sold ...............................................................        531,227  $   5,483,687
 Shares issued in reinvestment of distributions ............................          2,425         25,087
 Shares redeemed ...........................................................        (30,009)      (311,185)
                                                                                -------------------------------
 Net increase ..............................................................        503,643  $   5,197,589
                                                                                ===============================
Year ended October 31, 2001
 Shares sold ...............................................................        525,910  $   5,495,264
 Shares issued in reinvestment of distributions ............................          6,897         71,329
 Shares redeemed ...........................................................       (567,998)    (5,940,541)
                                                                                -------------------------------
 Net decrease ..............................................................        (35,191) $    (373,948)
                                                                                ===============================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

        ENTITY                                                                         AFFILIATION
        -----------------------------------------------------------------------------------------------------
        Franklin Templeton Services, LLC (FT Services)                                 Administrative manager
        Franklin Advisers, Inc. (Advisers)                                             Investment manager
        Franklin/Templeton Distributors, Inc. (Distributors)                           Principal underwriter
        Franklin/Templeton Investor Services, LLC (Investor Services)                  Transfer agent

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

       ANNUALIZED  MONTH-END
        FEE RATE   NET ASSETS
       ---------------------------------------------------------------
          .625%    First $100 million
          .500%    Over $100 million, up to and including $250 million
          .450%    In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                                              SHORT-INTERMEDIATE
                                 CONVERTIBLE       EQUITY      U.S. GOVERNMENT
                               SECURITIES FUND   INCOME FUND   SECURITIES FUND
                               -------------------------------------------------
Class A ......................          .25%       .25%            .10%
Class B ......................           --       1.00%             --
Class C ......................         1.00%      1.00%             --

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                              SHORT-INTERMEDIATE
                                 CONVERTIBLE       EQUITY      U.S. GOVERNMENT
                               SECURITIES FUND   INCOME FUND   SECURITIES FUND
                               -------------------------------------------------
Net commissions paid ..........    $117,462       $430,920        $  8,091
Contingent deferred sales charges  $ 12,589       $ 26,271         $15,448

The Funds paid transfer agent fees of $675,315, of which $553,993 was paid to Investor Services.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

4. INCOME TAXES

At October 31, 2001 the Convertible Securities Fund and the Short-Intermediate U.S. Government Securities Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                        SHORT-INTERMEDIATE
                                       CONVERTIBLE       U.S. GOVERNMENT
                                     SECURITIES FUND     SECURITIES FUND
                                     -------------------------------------
        Capital loss carryovers expiring in:
         2002 ......................     $     --          $1,187,043
         2003 ......................           --           3,564,637
         2004 ......................           --             300,618
         2007 ......................           --              21,004
         2008 ......................           --           2,364,551
         2009 ......................      387,321                  --
                                     -------------------------------------
                                         $387,321          $7,437,853
                                     =====================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of paydown losses and bond discounts and premiums.

Net realized gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydown losses and bond discounts and premiums.

At April 30, 2002, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                                                             SHORT-INTERMEDIATE
                                                                CONVERTIBLE       EQUITY       U.S. GOVERNMENT
                                                              SECURITIES FUND   INCOME FUND   SECURITIES FUND
                                                              -------------------------------------------------
Investments at cost .........................................    $269,800,955  $550,873,627    $237,049,656
                                                              =================================================
Unrealized  appreciation ....................................    $ 25,707,996  $ 78,968,667    $  3,544,182
Unrealized  depreciation ....................................     (14,845,698)  (27,964,983)        (81,359)
                                                              -------------------------------------------------
Net unrealized appreciation .................................    $ 10,862,298  $ 51,003,684    $   3,462,823
                                                              =================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2002 were as follows:

                                                                                             SHORT-INTERMEDIATE
                                                                CONVERTIBLE       EQUITY       U.S. GOVERNMENT
                                                              SECURITIES FUND   INCOME FUND   SECURITIES FUND
                                                              -------------------------------------------------
Purchases ...................................................    $183,015,560  $310,884,110    $103,816,755
Sales .......................................................    $147,485,668  $214,556,519    $111,190,391

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


6. CREDIT RISK

The Convertible Securities Fund and the Equity Income Fund have 11.9% and 3.4%, respectively, of their portfolios invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN[REGISTERED MARK] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund(2)
Franklin Small Cap Growth Fund II(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund(4)
Franklin Convertible Securities
 Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
 U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(6)
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)

TAX-FREE INCOME(9)
Double Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)

STATE-SPECIFIC
TAX-FREE INCOME(9)
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable
 Insurance Products Trust(12)



1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.
3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           05/02

[LOGO OMITTED]
FRANKLIN[REGISTERED MARK] TEMPLETON [REGISTERED MARK] One Franklin Parkway
                     INVESTMENTS                      San Mateo, CA  94403-1906






SEMIANNUAL REPORT
FRANKLIN INVESTORS SECURITIES TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIALBEN[REGISTERED MARK]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Investors Securities Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST1 S2002 06/02           [GRAPHIC OMITTED] Printed on recycled paper




























SEMI

ANNUAL

REPORT

                                                                  APRIL 30, 2002

FRANKLIN INVESTORS SECURITIES TRUST

   FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

   FRANKLIN FLOATING RATE DAILY ACCESS FUND

   FRANKLIN TOTAL RETURN FUND


                                [GRAPHIC OMITTED]

        FRANKLIN[REGISTERED MARK] TEMPLETON[REGISTERED MARK] INVESTMENTS

                                [GRAPHIC OMITTED]

                                                    THANK YOU FOR INVESTING WITH
                                                FRANKLIN TEMPLETON. WE ENCOURAGE
                                           OUR INVESTORS TO MAINTAIN A LONG-TERM
                                               PERSPECTIVE AND REMEMBER THAT ALL
                                             SECURITIES MARKETS MOVE BOTH UP AND
                                           DOWN, AS DO MUTUAL FUND SHARE PRICES.
                                                 WE APPRECIATE YOUR PAST SUPPORT
                                                AND LOOK FORWARD TO SERVING YOUR
                                            INVESTMENT NEEDS IN THE YEARS AHEAD.

[GRAPHIC OMITTED]

CHARLES B. JOHNSON
CHAIRMAN
FRANKLIN INVESTORS SECURITIES TRUST

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
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

SHAREHOLDER LETTER

Dear Shareholder:

This semiannual report for Franklin Investors Securities Trust covers the period ended April 30, 2002.

THE ECONOMY MOVES TOWARD RECOVERY

During the six months under review, the economy battled sagging consumer confidence, falling business investment and the effects of the September 11 terrorist attacks to emerge from what may well be the mildest recession in U.S. history. Thanks in part to aggressive interest rate cuts by the Federal Reserve Board (the Fed) and stepped-up government spending, the economy's slide was shorter and less severe than feared. Fourth quarter 2001 gross domestic product
(GDP) expanded at an unexpectedly strong 1.7% annualized rate when many were forecasting a contraction, and first quarter 2002 GDP showed an astounding 5.6% annualized growth rate.

By March 2002, it became increasingly clear that the economy was on the mend. Consumer confidence, as measured by The Conference Board's monthly survey, surged in March by the largest amount in nearly a decade as improving business and labor market conditions bolstered consumers' outlooks. This could lead to greater consumer spending down the road, which is important as consumers make up two-thirds of the U.S. GDP. Hard-hit manufacturing companies, which took the brunt of the economic downturn, started to show


CONTENTS

Shareholder Letter ........... 1

Fund Reports

 Franklin Adjustable
 U.S. Government
 Securities Fund ............. 4

 Franklin Floating Rate
 Daily Access Fund ........... 9

 Franklin Total
 Return Fund .................18

Financial Highlights &
Statements of Investments ....24

Financial Statements .........49

Notes to
Financial Statements .........54


[GRAPHIC OMITTED]

FUND CATEGORY

Global
Growth
Growth & Income
Income
Tax-Free Income
signs of life in March, as the sector began to expand after 18 months of contraction. The housing market stayed robust throughout the period due to decades-low interest rates and pent-up demand that motivated would-be homeowners to take the plunge. This stronger-than-expected economic activity prompted the International Monetary Fund to recently raise its forecast of U.S. economic growth to 2.3% for 2002 with expectations that this number could go higher.

Yet, the economic rebound remained tenuous at period-end. Analysts were unsure if the improving economy was the result of actual renewed business investment or just businesses rebuilding their inventories. Data from differing areas of the economy were at times contradictory, with some showing improvement while others were less friendly. Furthermore, some reports fluctuated month to month, with one month showing a perplexing surge and the next reporting a fall. On the flip side, all of this conflicting information, along with constrained inflation, should allow the Fed to refrain from raising rates in the short term, a positive for stocks and bonds.

STRENGTHENING ECONOMY BUOYS STOCKS, HURTS BONDS

Entering the six months under review, stocks were still enjoying a rally that began in late September, as they attempted to regain lost ground after September
11. Surprisingly positive economic data contributed to investors' appetites for equities, fanning hopes that better corporate earnings would be forthcoming. Typical of a nascent economic recovery, smaller companies' stocks outperformed those of larger companies in this environment. In addition, value stocks did better than their growth stock counterparts, with small cap value stocks turning in the strongest returns. For the period, the Dow Jones Industrial Average, Standard & Poor's 500 Composite Index (S&P 500) and Nasdaq Composite Index returned 10.60%, 2.31% and

0.15%, respectively. In comparison, the Standard & Poor's Small Cap 600 Index posted a 26.03% return for the same period. 1

Conversely, bonds had a more difficult time, partially as a result of concerns about inflation and partly because bond yields were near all-time lows at the beginning of the period. Long-term bond yields moved up the most because they are most sensitive to perceived increases in inflation and interest rates. Shorter-term bonds, more closely tied to the Fed's moves, stayed relatively flat as the Fed lowered the federal funds target rate 0.75% during the period.

Recent market uncertainty reinforces the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Investors Securities Trust and look forward to serving your future investment needs.

Sincerely,

/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Investors Securities Trust


1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The S&P Small Cap 600 Index consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value.

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

FRANKLIN ADJUSTABLE
U.S. GOVERNMENT SECURITIES FUND

[GRAPHIC OMITTED]

PORTFOLIO BREAKDOWN

Franklin Adjustable
U.S. Government Securities Fund
Based on Total Net Assets
4/30/02

FNMA  54.9%

GNMA  20.3%

FHLMC 14.1%

Other 10.7%


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH LOWER VOLATILITY OF PRINCIPAL BY INVESTING IN A PORTFOLIO CONSISTING PRIMARILY OF ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY-GUARANTEED, MORTGAGE-BACKED SECURITIES. 1
--------------------------------------------------------------------------------

This semiannual report for Franklin Adjustable U.S. Government Securities Fund covers the period ended April 30, 2002. During the six months under review, the U.S. economy began to recover, averting a deep recession in the aftermath of September 11. The economic downturn in 2001 led the Federal Reserve Board (the
Fed) to reduce short-term interest rates an unprecedented 425 basis points (4.25%) during calendar year 2001. However, by the end of the reporting period, an improving economic outlook prompted the Fed to take a neutral stance on monetary policy, a switch from its previous easing stance. The yield curve remained steep as medium- and long-term interest rates rose in a relatively parallel fashion. For example, the 2-year Treasury note rose from 2.42% at the beginning of


1. Individual securities in the underlying portfolio, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest. Yield and share price are not guaranteed and will fluctuate with market conditions.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 25.

the period to 3.22% on April 30, 2002, and the 10-year Treasury note increased from 4.30% to 5.11% during the same time.

Based on the strict definition of a recession as two consecutive quarters of shrinking gross domestic product (GDP), the economy never actually fell into recession. Only the third quarter of 2001 was negative, with an annualized GDP contraction of 1.3%. The economy in fact grew during the fourth quarter by 1.7% and expanded even more in the first quarter of 2002, at a 5.6% annualized rate. Much of this rebound can be attributed to the changing fortunes of the manufacturing sector. An important indicator of this sector's activity is the Institute of Supply Management (ISM) manufacturing index. An ISM index reading above 50 indicates an expanding manufacturing sector, and a reading below 50 indicates a contracting one. Since the ISM index reached a low of 39.5 in October 2001, it has moved steadily higher to 53.9 as of April 2002.

While manufacturing recovered, the housing and consumer sectors remained robust. Historically low mortgage rates during the six months under review kept home ownership affordable. In addition, consumers refinanced existing mortgages at prevailing, lower rates, giving them more cash to spend on other goods. The improving economic outlook also boosted consumer confidence, pushing The Conference Board's index up to 108.8 in April 2002 from 84.9 last November. However, the strong growth outlook raises the potential for increasing inflationary

DIVIDEND DISTRIBUTIONS
Franklin Adjustable U.S. Government
Securities Fund - Class A
11/1/01-4/30/02

                    DIVIDEND
MONTH               PER SHARE
-----------------------------

November            3.6 cents

December            3.6 cents

January             3.6 cents

February            3.6 cents

March               3.8 cents

April               3.8 cents

-----------------------------
TOTAL              22.0 CENTS


pressures. Indeed, although the Consumer Price Index, a commonly used measure of the inflation rate, rose at only a 1.6% annual rate as of April 2002, the figure was 2.5% excluding food and energy. We believe the inflationary threat may ultimately motivate the Fed to begin raising rates to forestall further increases in inflation.

Within this environment, Franklin Adjustable U.S. Government Securities Fund performed well. The portfolio employed a conservative strategy of investing primarily in seasoned adjustable-rate mortgage (ARM) securities, which tend to prepay at slower rates than newer-production ARMs that have not been through previous refinancing cycles. We chose securities using a value-oriented approach, emphasizing a bond's fundamental cost in relation to comparable securities, as well as its historical prepayment performance. During the six-month reporting period, there were positive cash flows into the Fund, and we used these inflows to add a diversified mix of seasoned, conventional ARMs to our core holdings. In addition, we increased our allocation to Government National Mortgage Association ARM securities, as we believed this sector offered higher liquidity than other ARM sectors.

The Fund's distribution rate tends to track movements in short-term interest rates; however, it does so with a lag due to the nature of the coupon resets on the portfolio's securities. The distribution rate remained fairly stable during the reporting period, and stood at 4.74% on April 30, 2002. Going forward, we will continue to maintain our conservative strategy, which we believe allows the Fund to produce consistent performance in a variety of interest rate environments.



/s/ T. Anthony Coffey

    T. Anthony Coffey

/s/ Jack Lemein

    Jack Lemein

/s/ Roger A. Bayston

    Roger A. Bayston

Portfolio Management Team
Franklin Adjustable U.S. Government Securities Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN ADJUSTABLE
U.S. GOVERNMENT
SECURITIES FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of April's 3.8 cent per share dividend and the maximum offering price of $9.62 per share on 4/30/02.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/02.


PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         4/30/02  10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$0.06          $9.40     $9.46

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                $0.22
--------------------------------------------------------------------------------


PERFORMANCE

CLASS A                              6-MONTH   1-YEAR    5-YEAR        10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1             +1.72%   +5.41%   +30.60%        +58.00%
Average Annual Total Return 2         -0.59%   +3.00%    +5.00%         +4.44%
Avg. Ann. Total Return (3/31/02) 3             +2.66%    +5.01%         +4.40%

Distribution Rate 4                     4.74%
30-Day Standardized Yield 5             4.34%


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN FLOATING RATE
DAILY ACCESS FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN FLOATING RATE DAILY ACCESS FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME AND PRESERVATION OF CAPITAL BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN SENIOR SECURED CORPORATE LOANS AND CORPORATE DEBT SECURITIES WITH FLOATING INTEREST RATES.
--------------------------------------------------------------------------------

This semiannual report for Franklin Floating Rate Daily Access Fund covers the period ended April 30, 2002.

ECONOMIC OVERVIEW

During the six-month reporting period, the U.S. economy rebounded from third quarter 2001's gross domestic product (GDP) contraction, with fourth quarter 2001 registering an annualized 1.7% GDP increase. In first quarter 2002, U.S. economic activity surged at a noteworthy 5.6% annualized rate. The manufacturing sector showed large and broadbased gains during the first few months of 2002 as evidenced by healthy advances in industrial production. Although future oil prices remain uncertain, we believe there is scant evidence that volatile oil prices have influenced long-term inflation expectations. In a dramatic sentiment shift, U.S. business executives conveyed optimism in a recent Conference Board Survey. In our opinion, this swing in business executive confidence is significant, as the business sector dominated the 2001 downturn. In addition,


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 30.

consumer confidence and the housing sector remained relatively strong during the period, despite soft retail sales and increasing gasoline prices.

The Federal Reserve Board (the Fed) concluded its aggressive campaign of reducing rates when it announced a neutral bias after its March 2002 Federal Open Market Committee meeting. Based on comments from Fed Chairman Alan Greenspan, he is optimistic about underlying U.S. productivity growth and expects improving profit margins and increasing demand should lead to a gradual recovery in business capital spending. In our opinion, whether the Fed will increase rates is simply a question of timing. Given the backdrop of soft retail sales and a favorable inflationary environment, we believe the Fed will likely show patience and increase rates in small increments once it announces a tightening bias later in 2002.

During the six months under review, the Fed cut short-term interest rates twice, resulting in a federal funds target rate of 1.75% at the end of the reporting period, down from 2.50% at the beginning. The three-month London InterBank Offered Rate (LIBOR), the benchmark used to set the interest rate of most leveraged loans, stood at 1.92% on April 30, 2002, down from 2.20% on October 31, 2001. Long-term interest rates increased slightly over the same period, with the 30-year Treasury bond's yield increasing from 4.87% to 5.59%. Equity markets increased during the reporting period with the Dow Jones Industrial Average up 10.60% and the Nasdaq Composite Index up 0.15%. 1


1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market-value weighted and includes over 4,000 companies. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

SYNDICATED BANK LOAN MARKET

Following a very slow period at the end of 2001, the loan market showed signs of life in early 2002, as loan market conditions and investor demand shifted dramatically, resulting in higher secondary market prices and tighter new-issue spreads. In the new-issue market, interest rate spreads declined in April to average 300 basis points (3.0%) at period-end for issuers with BB ratings. Institutional investors' appetites showed no signs of abating, given heavy cash balances and continued loan refinancings from the loan market and the high yield bond market as issuers took advantage of lower rates. New structured securities, called collateralized loan obligations, which were mostly on hold during the past several months, were being prepped for launch in anticipation of increased loan supply. Although fund inflows were somewhat weak in the beginning of 2002, many market participants expect the trend to reverse when interest rates begin to rise.

For the six months ended April 30, 2002, overall loan supply in the leveraged loan market grew dramatically, compared to a year earlier. Despite the seemingly favorable loan volume statistics, much of the new volume is a result of issuers refinancing their debt at lower interest rates. However, there is anecdotal evidence of a coming surge in sponsor activity as companies look to offload assets or ancillary businesses to clean up their balance sheets.

The loan market's current outlook remains favorable. The market is offering investors opportunities to invest in well-structured loan issues from companies that have strong credit profiles, leading market shares and experienced management teams.

TOP 10 HOLDINGS
Franklin Floating Rate
Daily Access Fund
4/30/02

COMPANY                    % OF TOTAL
SECTOR/INDUSTRY            NET ASSETS
-------------------------------------

Land O'Lakes Inc.                2.4%
FOOD DISTRIBUTORS

Tesoro Petroleum Corp.           2.2%
OIL REFINING & MARKETING

Allied Waste Industries Inc.     2.1%
ENVIRONMENTAL SERVICES

Mission Energy Holding           1.9%
UTILITIES

Davita Inc.                      1.8%
MANAGED HEALTH CARE

Alliance Gaming Corp.            1.8%
CASINOS & GAMING

MCC Iowa (Broadband)             1.8%
CABLE TELEVISION

SPX Corp.                        1.7%
AUTO PARTS: O.E.M.

Insight Health Services          1.7%
MEDICAL & NURSING SERVICES

Sotheby's Holdings Inc.          1.7%
CONSUMER SERVICES

Lenders continue to show strong demand in the new-issue and secondary markets, which we believe should support loan prices and reduce the Fund's downside risk. The tightening of spreads in early 2002 may be an indication that lenders are comfortable with the economic outlook over the foreseeable future.

PORTFOLIO NOTES

The Fund continued to favor the broadcasting sector, both television and radio. The assets of companies in this sector continued to command hefty premiums in the private marketplace. As a result, we found significant asset coverage of the senior bank debt we invested in. For example, companies such as Sinclair have seen strong bids for their assets, giving further support for the asset coverage of debt in this sector. In our opinion, the value of television assets will continue to hold up over the near and foreseeable future, as investors anticipate further benefits from potential industry deregulation.

We continued to position the Fund defensively by favoring such industries as health care, since we believe hospital services could experience strong demand regardless of economic conditions. During the period under review, we invested in Rotech Healthcare, a U.S. provider of home medical equipment and related products and services. Another health care sector holding was Triad Hospitals, the country's third-largest hospital management company following its acquisition of Quorum Health Group in April 2001.

The Fund also maintained exposure to the food sector, as we purchased the debt of Land O'Lakes, a branded food and agriculture supply cooperative that markets more than 600 food

DIVIDEND DISTRIBUTIONS*
Franklin Floating Rate Daily Access Fund
11/1/01-4/30/02

                                     DIVIDEND PER SHARE
        ------------------------------------------------------------------------
                                                              ADVISOR
MONTH         CLASS A           CLASS B        CLASS C         CLASS
--------------------------------------------------------------------------------

November    4.1942 cents     3.6626 cents    3.8956 cents   4.3802 cents

December    4.2656 cents     3.7035 cents    3.9515 cents   4.4591 cents

January     3.8948 cents     3.3322 cents    3.5641 cents   4.0911 cents

February    3.3804 cents     2.8959 cents    3.0845 cents   3.5578 cents

March       3.6810 cents     3.4846 cents    3.4492 cents   3.8634 cents

April       4.0521 cents     3.8470 cents    3.7810 cents   4.2650 cents
--------------------------------------------------------------------------------
TOTAL      23.4681 CENTS    20.9258 CENTS   21.7259 CENTS  24.6166 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


products, primarily dairy foods. We believe Land O'Lakes' debt may benefit from the company's strong brand names, including Purina, and ability to generate positive cash flows.

In summary, the Fund experienced significant growth in the first half of its fiscal year 2002. Despite increased default rates and leveraged loan market volatility, we were able generally to sustain the Fund's share price, as measured by net asset value, by seeking loans from well-capitalized issuers that have ample liquidity to meet fixed expenses. Looking forward, we will maintain our strategy of holding loans from companies that we believe possess defensive market positions and strong asset coverage in industries that we feel will do well throughout the business cycle. We will continue to balance the Fund's need for adequate cash balances and favorable yields. With its relatively stable share price and potential for relatively high, current income, we believe the Fund is an attractive investment for investors seeking to diversify their portfolios.

We appreciate your investment in Franklin Floating Rate Daily Access Fund and welcome your comments or suggestions.

/s/ Chauncey Lufkin

    Chauncey Lufkin
    Portfolio Manager


/s/ Richard C. D'Addario

    Richard C. D'Addario
    Portfolio Manager

/s/ David Ardini, CFA

    David Ardini, CFA
    Assistant Portfolio Manager

    Franklin Floating Rate Daily Access Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RICHARD D'ADDARIO is a senior vice president of Franklin Advisers, Inc., and director of research of the Floating Rate Debt Group. In addition, he is senior portfolio manager of the Franklin Floating Rate Trust, Franklin Floating Rate Daily Access Fund and various CLO structured vehicles investing in senior secured loans. Mr. D'Addario is also responsible for all trading activities of the Group.

Mr. D'Addario joined Franklin Templeton Investments in 1996. Before joining the Floating Rate Debt Group in 2000, he was a research analyst for Templeton and also worked on joint ventures and structured products. He has over 15 years of experience in the senior secured loan industry.

Mr. D'Addario received his Bachelor of Arts degree in Russian language and an MBA in finance from the University of Massachusetts, Amherst. He is a CFA Level II candidate.

DAVID ARDINI is a portfolio manager and senior credit analyst for Franklin Advisers, Inc. He specializes in the analysis of bank loans in the auto parts, gaming/lodging, paper/packaging, and construction/ engineering industries for the Floating Rate Debt department.

Mr. Ardini joined Franklin Templeton Investments in 2000. Prior to this, he worked for Bank of America as a vice president of Capital Markets Credit Risk Management where he specialized in the area of derivatives and foreign exchange while acting as secretary to the Capital Markets Credit Review Committee. He has also held analyst positions with JP Morgan, Credit Suisse, Swiss-Re and Union Bank of California.

Mr. Ardini received a Bachelor of Arts degree with honors from the University of California at Santa Barbara and an MBA from the University of California at Irvine. He is a Chartered Financial Analyst (CFA).
--------------------------------------------------------------------------------

FRANKLIN FLOATING RATE
DAILY ACCESS FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge.

CLASS B: Subject to no initial sales charge but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE        4/30/02    10/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.14         $10.09     $9.95

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                $0.234681

CLASS B                        CHANGE         4/30/02  10/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.14         $10.09     $9.95

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                $0.209258

CLASS C                        CHANGE         4/30/02  10/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.15         $10.10     $9.95

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                $0.217259

ADVISOR CLASS                  CHANGE         4/30/02  10/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.15         $10.10     $9.95

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                $0.246166
----------------------------------------------------------------

Past performance does not guarantee future results.

PERFORMANCE


                                                      INCEPTION
CLASS A                               6-MONTH  1-YEAR  (5/1/01)
----------------------------------------------------------------
Cumulative Total Return 1             +3.80%   +6.34%   +6.34%
Average Annual Total Return 2         +1.45%   +3.95%   +3.95%
Aggregate Total Return (3/31/02) 3                      +3.33%

Distribution Rate 4            4.34%
30-Day Standardized Yield 5    4.18%

                                                       INCEPTION
CLASS B                               6-MONTH  1-YEAR  (5/1/01)
----------------------------------------------------------------
Cumulative Total Return 1             +3.54%   +5.69%   +5.69%
Average Annual Total Return 2         -0.46%   +1.69%   +1.69%
Aggregate Total Return (3/31/02) 3                      +1.08%

Distribution Rate 4            4.21%
30-Day Standardized Yield 5    3.68%

                                                       INCEPTION
CLASS C                               6-MONTH  1-YEAR  (5/1/01)
----------------------------------------------------------------
Cumulative Total Return 1             +3.72%   +6.05%   +6.05%
Average Annual Total Return 2         +2.72%   +5.05%   +5.05%
Aggregate Total Return (3/31/02) 3                      +4.44%

Distribution Rate 4            4.14%
30-Day Standardized Yield 5    3.92%

                                                       INCEPTION
ADVISOR CLASS                         6-MONTH  1-YEAR  (5/1/01)
----------------------------------------------------------------
Cumulative Total Return 1             +4.02%   +6.70%   +6.70%
Average Annual Total Return 2         +4.02%   +6.70%   +6.70%
Aggregate Total Return (3/31/02) 3                      +6.04%

Distribution Rate 4            4.67%
30-Day Standardized Yield 5    4.49%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide aggregate total return information through the latest calendar quarter. As of 3/31/02, the Fund has existed for less than one year; therefore, average annual total return is not provided.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and Advisor) per share on 4/30/02.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/02.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN TOTAL RETURN FUND

WE WELCOME OUR NEW SHAREHOLDERS WHO JOINED THE FUND DURING THE REPORTING PERIOD AS A RESULT OF THE FTI BOND FUND REORGANIZATION.

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN TOTAL RETURN FUND SEEKS TO PROVIDE INVESTORS WITH A HIGH LEVEL OF INCOME CONSISTENT WITH PRESERVATION OF CAPITAL. CAPITAL APPRECIATION OVER THE LONG TERM IS A SECONDARY GOAL.
--------------------------------------------------------------------------------

This semiannual report for Franklin Total Return Fund covers the period ended April 30, 2002. The six months under review were an uncertain time for the U.S. economy and the country as a whole. In the aftermath of the September 11 attacks, investor optimism was low. In an effort to stabilize the financial markets, the Federal Reserve Board (the Fed) cut the federal funds target rate to 1.75%, the lowest level in more than 40 years. As optimism returned, long-term interest rates rose. For example, the 10-year Treasury note's yield increased from 4.30% at the beginning of the period to 5.11% at the end.

In early 2002, the economic picture improved substantially. The markets were pleasantly surprised when first quarter 2002 gross domestic product (GDP) grew at a 5.6% annualized rate. However, despite the better-than-expected GDP number, investor sentiment reflected near-term uncertainty. Some economic sectors remained weak, and rising energy prices continued

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 41.

to put pressure on businesses. Part of the GDP report we found interesting was the annualized 0.6% personal consumption expenditure growth, which indicates low inflation. In the past, Fed Chairman Alan Greenspan has pointed to this indicator as one of the best measures of inflation. Because of this, markets are reflecting the belief that the Fed may maintain low, short-term interest rates.

Near the end of the reporting period, corporate and high yield bonds generally softened, and we were able to add to some of our favorite holdings on the weakness. Asset-backed securities, on the other hand, generally outperformed during the period. We realized gains by selling some of our holdings in these securities, although we continue to find some of these securities attractive and favor them for the long term.

The Fund invested a substantial portion of its total net assets in mortgage-backed securities. Such securities are exposed to prepayment risk when interest rates are low because homeowners can refinance their mortgages to reduce their monthly payments. During the period, as long-term interest rates increased, mortgage refinancing and prepayment risk fell. We also saw a decrease in the options market during the same time, which means investors did not see a high likelihood that mortgage interest rates would drop enough to make refinancing again attractive. To take advantage of declining prepayment risk, we invested in bonds with higher coupons. These securities tend to become more attractive as prepayment risk declines, and they allow the Fund to capture higher income than lower coupon bonds. We also increased the Fund's allocation to U.S. government agency bonds during the six months under review. Agency bonds tend to pay a higher yield than Treasury securities, and they also provide strong credit quality.

PORTFOLIO BREAKDOWN*
Franklin Total Return Fund
Based on Total Net Assets
4/30/02

SECTOR                        4/30/02
-------------------------------------

Mortgage-Backed
Securities                      28.8%

Investment-Grade
Corporate Bonds                 27.9%

U.S. Treasuries                 11.7%

U.S. Agency Debentures           9.5%

International Bonds              5.4%

Commercial
Mortgage-Backed                  5.2%

High Yield Corporate Bonds       4.3%

Home Equity ABS                  2.2%

Manufactured Housing             0.4%

Short-Term Investments
& Other Net Assets               4.4%

*Total does not equal 100% due to rounding.

DIVIDEND DISTRIBUTIONS*
Franklin Total Return Fund
11/1/01-4/30/02

                           DIVIDEND PER SHARE (CENTS)
         -------------------------------------------------------
                                                         ADVISOR
MONTH         CLASS A   CLASS B**  CLASS C**  CLASS R***  CLASS
----------------------------------------------------------------
November       4.8684      --         --          --     5.0694

December       4.8374      --         --          --     5.0329

January        4.6939      --         --        4.2013   4.9000

February       4.4020      --         --        4.2420   4.5794

March          4.1237    6.8531     7.9627      3.9406   4.3256

April          4.4936    4.9496     4.5571      4.4469   4.8687
----------------------------------------------------------------
TOTAL         27.4190   11.8027    12.5198     16.8308  28.7760

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.
**On 3/1/02, the Fund began offering Class B and C shares to investors.
Please see the prospectus for details.
***On 1/1/02, the Fund began offering Class R shares to investors. Please see the prospectus for details.


The Fund's portfolio also includes emerging market sovereign debt. Our emerging markets analysis recognized the deteriorating Argentina situation months before the crisis came to a head, and we avoided that country's bonds. The crisis seemed to be confined to Argentina with little effect on its neighbors, and the emerging market bond sector generally performed well during the reporting period. In our opinion, the U.S. economic upturn should provide a lift to developing markets, as the global economy becomes increasingly interdependent.

Looking forward, we believe Franklin Total Return Fund is positioned well. In seeking income-producing securities, we are committed to maintaining the Fund's sector diversification, as well as to employing a value-oriented investment approach that seeks to add to our holdings as relative value opportunities arise.

/s/ Roger A. Bayston

Roger A. Bayston
Portfolio Manager
Franklin Total Return Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN TOTAL RETURN FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 4.25% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower and yield for the period would have been 4.19%, 4.25%, 4.22%, 4.20% and 4.65% for Classes A, B, C, R and Advisor, respectively. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         4/30/02  10/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.25          $9.69     $9.94

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                $0.274190

CLASS B                        CHANGE         4/30/02   3/1/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.02          $9.69     $9.71

DISTRIBUTIONS (3/1/02-4/30/02)
Dividend Income                $0.118027

CLASS C                        CHANGE         4/30/02   3/1/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.02          $9.69     $9.71

DISTRIBUTIONS (3/1/02-4/30/02)
Dividend Income                $0.125198

CLASS R                        CHANGE         4/30/02   1/1/02
---------------------------------------------------------------
Net Asset Value (NAV)          +$0.03          $9.69     $9.66

DISTRIBUTIONS (1/1/02-4/30/02)
Dividend Income                $0.168308

ADVISOR CLASS                  CHANGE         4/30/02  10/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.26          $9.70     $9.96

DISTRIBUTIONS (11/1/01-4/30/02)
Dividend Income                $0.287760

Past performance does not guarantee future results.

PERFORMANCE

                                                               INCEPTION
CLASS A                              6-MONTH  1-YEAR    3-YEAR  (8/3/98)
------------------------------------------------------------------------
Cumulative Total Return 1             +0.27%  +6.55%   +19.72%  +24.69%
Average Annual Total Return 2         -3.98%  +2.01%    +4.67%   +4.85%
Avg. Ann. Total Return (3/31/02) 3            -0.81%    +4.14%   +4.45%

Distribution Rate 4                    4.95%
30-Day Standardized Yield 5            4.44%

                                                               INCEPTION
CLASS B                                                         (3/1/02)
------------------------------------------------------------------------
Cumulative Total Return 1                                        +1.02%
Aggregate Total Return 6                                         -2.97%
Aggregate Total Return (3/31/02) 3, 6                            -4.78%

Distribution Rate 4                    5.40%
30-Day Standardized Yield 5            4.53%

                                                               INCEPTION
CLASS C                                                         (3/1/02)
------------------------------------------------------------------------
Cumulative Total Return 1                                        +1.10%
Aggregate Total Return 6                                         -0.92%
Aggregate Total Return (3/31/02) 3, 6                            -2.71%

Distribution Rate 4                    5.25%
30-Day Standardized Yield 5            4.49%

                                                               INCEPTION
CLASS R                                                         (1/1/02)
------------------------------------------------------------------------
Cumulative Total Return 1                                        +2.07%
Aggregate Total Return 6                                         +1.07%
Aggregate Total Return (3/31/02) 3, 6                            -0.75%

Distribution Rate 4                    5.13%
30-Day Standardized Yield 5            4.47%

                                                               INCEPTION
ADVISOR CLASS                        6-MONTH  1-YEAR    3-YEAR  (8/3/98)
------------------------------------------------------------------------
Cumulative Total Return 1             +0.31%  +6.83%   +20.60%  +25.92%
Average Annual Total Return 2         +0.31%  +6.83%    +6.44%   +6.34%
Avg. Ann. Total Return (3/31/02) 3            +3.99%    +5.89%   +5.95%

Distribution Rate 4                    5.59%
30-Day Standardized Yield 5            4.91%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, R and Advisor) per share on 4/30/02.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/02.

6. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class B, C and R shares have existed for less than one year, average annual total returns are not provided.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND


                                                        SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                         APRIL 30, 2002   -----------------------------------------------------
                                                           (UNAUDITED)          2001             2000             1999
                                                        -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............          $9.46            $9.30            $9.30            $9.36
                                                        -----------------------------------------------------------------------
Income from investment operations:

 Net investment income a ...........................            .21              .55              .50              .45

 Net realized and unrealized gains (losses) ........           (.05)             .17             (.01)            (.06)
                                                        -----------------------------------------------------------------------
Total from investment operations ...................            .16              .72              .49              .39
                                                        -----------------------------------------------------------------------
Less distributions from net investment income ......           (.22)            (.56)            (.49)            (.45)
                                                        -----------------------------------------------------------------------
Net asset value, end of period .....................          $9.40            $9.46            $9.30            $9.30
                                                        -----------------------------------------------------------------------
Total return b .....................................          1.72%            8.01%            5.44%            4.24%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................       $344,260         $270,175         $232,413         $282,685

Ratios to average net assets:

 Expenses c ........................................           .91% e           .95%            1.00%             .96%

 Expense excluding waiver and payments by affiliate c          .91% e           .95%            1.00%             .96%

 Net investment income .............................          4.56% e          5.82%            5.38%            4.80%

Portfolio turnover rate d ..........................         17.96%            2.49%           12.68%           23.23%



                                                          YEAR ENDED OCTOBER 31,
                                                       ---------------------------
                                                              1998            1997
                                                       ---------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $9.48            $9.37
                                                       ---------------------------
Income from investment operations:

 Net investment income a ...........................          .51              .55

 Net realized and unrealized gains (losses) ........         (.12)             .10
                                                       ---------------------------
Total from investment operations ...................          .39              .65
                                                       ---------------------------
Less distributions from net investment income ......         (.51)            (.54)
                                                       ---------------------------
Net asset value, end of period .....................        $9.36            $9.48
                                                       ---------------------------
Total return b .....................................        4.26%            7.18%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................     $298,298         $334,990

Ratios to average net assets:

 Expenses c ........................................         .76%             .75%

 Expense excluding waiver and payments by affiliate c        .93%             .93%

 Net investment income .............................        5.38%            5.81%

Portfolio turnover rate d ..........................       38.92%           20.84%


a Based on average shares outstanding effective year ended October 31, 1999. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes the Fund's share of the Portfolio's allocated expenses.
d Represents the Portfolio's rate of turnover.
e Annualized.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED)


FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND         SHARES           VALUE
--------------------------------------------------------------------------------------
MUTUAL FUNDS 98.8%
U.S. Government Adjustable Rate Mortgage Portfolio .....  35,806,297      $340,064,823
                                                                          ------------
TOTAL INVESTMENTS (COST $355,066,474) 98.8% ............                   340,064,823
OTHER ASSETS, LESS LIABILITIES 1.2% ....................                     4,195,270
                                                                          ------------
TOTAL NET ASSETS 100.0% ................................                  $344,260,093
                                                                          ============

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


FRANKLIN FLOATING RATE DAILY ACCESS FUND


                                                                          CLASS A
                                                            ------------------------------------
                                                            SIX MONTHS ENDED
                                                             APRIL 30, 2002      YEAR ENDED
                                                               (UNAUDITED)    OCTOBER 31, 2001 A
                                                            ------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................         $ 9.95            $10.00
                                                            -----------------------------------
Income from investment operations:

 Net investment income ...................................           .228              .291

 Net realized and unrealized gains (losses) ..............           .147             (.046)
                                                            -----------------------------------
Total from investment operations .........................           .375              .245
                                                            -----------------------------------
Less distributions from net investment income ............          (.235)            (.295)
                                                            -----------------------------------
Net asset value, end of period ...........................         $10.09            $ 9.95
                                                            ===================================
Total return b ...........................................          3.80%             2.45%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ........................        $46,632           $34,634

Ratios to average net assets:

 Expenses ................................................          1.13% c           1.25% c

 Net investment income ...................................          4.52% c           5.47% c

Portfolio turnover rate ..................................         25.10%            37.08%

a For period May 1, 2001 (effective date) to October 31, 2001.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)


FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONT.)

                                                                                           CLASS B
                                                                            ------------------------------------
                                                                            SIX MONTHS ENDED
                                                                             APRIL 30, 2002      YEAR ENDED
                                                                               (UNAUDITED)    OCTOBER 31, 2001 A
                                                                            ------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................................             $ 9.95         $10.00
                                                                            -----------------------------------
Income from investment operations:

 Net investment income .................................................               .197           .252

 Net realized and unrealized gains (losses) ............................               .152          (.044)
                                                                            -----------------------------------
Total from investment operations .......................................               .349           .208
                                                                            -----------------------------------
Less distributions from net investment income ..........................              (.209)         (.258)
                                                                            -----------------------------------
Net asset value, end of period .........................................             $10.09         $ 9.95
                                                                            ===================================
Total return b .........................................................              3.54%          2.08%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......................................            $13,630         $9,838

Ratios to average net assets:

 Expenses ..............................................................              1.71% c        2.00% c

 Net investment income .................................................              3.92% c        4.85% c

Portfolio turnover rate ................................................             25.10%         37.08%

a For period May 1, 2001 (effective date) to October 31, 2001.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONT.)

                                                                                            CLASS C
                                                                              -----------------------------------
                                                                              SIX MONTHS ENDED
                                                                               APRIL 30, 2002      YEAR ENDED
                                                                                 (UNAUDITED)   OCTOBER 31, 2001 A
                                                                              -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................................          $ 9.95         $10.00
                                                                              ----------------------------------
Income from investment operations:

 Net investment income ....................................................            .208           .269

 Net realized and unrealized gains (losses) ...............................            .159          (.045)
                                                                              ----------------------------------
Total from investment operations ..........................................            .367           .224
                                                                              ----------------------------------
Less distributions from net investment income .............................           (.217)         (.274)
                                                                              ----------------------------------
Net asset value, end of period ............................................          $10.10         $ 9.95
                                                                              ==================================
Total return b ............................................................           3.72%          2.25%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........................................         $47,878        $26,356

Ratios to average net assets:

 Expenses .................................................................           1.49% c        1.65% c

 Net investment income ....................................................           4.08% c        5.06% c

Portfolio turnover rate ...................................................          25.10%         37.08%

a For period May 1, 2001 (effective date) to October 31, 2001.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)


FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONT.)

                                                                                         ADVISOR CLASS
                                                                              -----------------------------------
                                                                              SIX MONTHS ENDED
                                                                               APRIL 30, 2002      YEAR ENDED
                                                                                 (UNAUDITED)   OCTOBER 31, 2001 A
                                                                              -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................................           $ 9.95         $10.00
                                                                              ----------------------------------
Income from investment operations:

 Net investment income ...................................................             .241           .302

 Net realized and unrealized gains (losses) ..............................             .155          (.045)
                                                                              ----------------------------------
Total from investment operations .........................................             .396           .257
                                                                              ----------------------------------
Less distributions from net investment income ............................            (.246)         (.307)
                                                                              ----------------------------------
Net asset value, end of period ...........................................           $10.10         $ 9.95
                                                                              ==================================
Total return b ...........................................................            4.02%          2.58%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ........................................           $6,215         $6,439

Ratios to average net assets:

 Expenses ................................................................             .88% c        1.00% c

 Net investment income ...................................................            4.82% c        5.92% c

Portfolio turnover rate ..................................................           25.10%         37.08%

a For period May 1, 2001 (effective date) to October 31, 2001.
b Total return is not annualized for periods less than one year.
c Annualized.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED)


                                                                                      PRINCIPAL
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                              AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS 88.0%
  ADVERTISING/MARKETING SERVICES .9%
  Lamar Media Corp., Term Loan B, 4.11%, 7/01/06 ..................................   $  992,500    $    997,817
                                                                                                    -------------
  AEROSPACE & DEFENSE .4%
  Vought Aircraft Industries, Term Loan X, 4.85%, 12/01/06 ........................      430,000         431,344
                                                                                                    -------------
  AIRLINES .4%
  Transdigm Inc.,
     Term Loan B, 5.438%, 5/15/06 .................................................      139,088         138,567
     Term Loan C, 5.438%, 5/15/07 .................................................      356,680         355,342
                                                                                                    -------------
                                                                                                         493,909
                                                                                                    -------------
  APPAREL/FOOTWEAR .4%
  The William Carter Company, Term Loan B, 5.53-7.25%, 8/16/08 ....................      498,750         506,231
                                                                                                    -------------
  AUTO PARTS: O.E.M. 2.2%
  Aftermarket Technology Corp.,
     Term Loan B, 4.86%, 2/08/08 ..................................................      210,526         211,053
     Term Loan B, 4.87%, 2/08/08 ..................................................      289,474         290,197
  SPX Corp.,
     Term Loan B, 4.375%, 12/31/06 ................................................      997,449         999,133
     Term Loan C, 4.625-4.813%, 12/31/07 ..........................................      989,993         993,010
                                                                                                    -------------
                                                                                                       2,493,393
                                                                                                    -------------
  BOOKS/MAGAZINES 3.8%
  American Media Inc., Term Loam B, 7.09-7.12%, 4/01/07 ...........................      990,000         997,549
  CBD Media LLC, Term Loan B, 5.13%, 12/31/08 .....................................      500,000         504,792
  Primedia Inc., Term Loan B, 4.688-4.813%, 6/30/09 ...............................    1,990,000       1,838,760
  Transwestern Publishing Co., Term Loan B, 4.858-5.16%, 6/27/08 ..................      992,500       1,003,666
                                                                                                    -------------
                                                                                                       4,344,767
                                                                                                    -------------
  BROADCASTING 4.6%
  Benedek Broadcasting Corp., Term Loan B, 7.00%, 11/20/07 ........................    1,982,802       1,974,375
  Emmis Communications Corp., Term Loan B, 5.375-5.563%, 8/31/09 ..................      859,541         865,353
  Gray Communications Systems Inc., Term Loan B, 5.14-5.29%, 9/30/09 ..............      500,000         500,782
  Hughes Electronics, Term Loan B, 5.38%, 12/05/02 ................................      500,000         501,146
  Paxson Communications Corp., Term Loan B, 4.98-6.75%, 6/30/06 ...................      992,500         999,944
  Sinclair Broadcast Group Inc., Term Loan B, 5.85%, 9/30/09 ......................      400,000         403,500
                                                                                                    -------------
                                                                                                       5,245,100
                                                                                                    -------------
  BUILDING PRODUCTS .9%
  Tapco International Inc.,
     Term Loan B, 5.04-5.05%, 7/23/07 .............................................      581,559         581,559
     Term Loan C, 5.29-5.30%, 7/23/08 .............................................      415,877         415,877
                                                                                                    -------------
                                                                                                         997,436
                                                                                                    -------------
  CABLE TELEVISION 8.2%
  Century Cable (Adelphia), Term Loan, 4.99%, 12/31/09 ............................    1,000,000         936,544
  Charter Communications CCVIII, Term Loan B, 4.79%, 2/02/08 ......................      498,750         481,668
  Charter Communications Operating LLC, Term Loan B, 4.72%, 9/18/08 ...............    1,000,000         963,875
  Insight Midwest Holdings, Term Loan B, 5.063%, 12/31/09 .........................    1,000,000       1,005,104

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

                                                                                      PRINCIPAL
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                              AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  CABLE TELEVISION (CONT.)
  MCC Iowa (Broadband), Term Loan B, 4.30-4.47%, 9/30/10 ..........................   $2,000,000    $  2,008,612
  Olympus Cable Holdings, Term Loan B, 5.00%, 9/30/10 .............................    2,000,000       1,888,270
  UCA-HHC (Adelphia), Term Loan B, 4.188-4.313%, 3/31/08 ..........................      997,500         916,037
  Videotron Itee, Term Loan B, 6.65-4.671%, 12/01/09 ..............................    1,179,813       1,182,762
                                                                                                    -------------
                                                                                                       9,382,872
                                                                                                    -------------
  CASINOS/GAMING 4.4%
  Alliance Gaming Corp., Term Loan, 5.39%, 12/31/06 ...............................    2,000,000       2,020,000
  Argosy Gaming Co., Term Loan B, 4.80%, 7/31/08 ..................................    1,491,237       1,505,840
  Greektown Casinos LLC, Term Loan B, 5.938-6.063%, 11/16/04 ......................      467,665         468,250
  Isle of Capri, Term Loan B, 4.35-4.37%, 3/26/08 .................................    1,000,000       1,010,156
                                                                                                    -------------
                                                                                                       5,004,246
                                                                                                    -------------
  CHEMICALS - MAJOR DIVERSIFIED .9%
  Messer Griesheim Industries,
     Term Loan B, 4.784%, 4/28/10 .................................................      350,813         354,248
     Term Loan C, 5.117-5.284%, 4/28/10 ...........................................      649,187         655,544
                                                                                                    -------------
                                                                                                       1,009,792
                                                                                                    -------------
  CHEMICALS - SPECIALTY 2.3%
  GEO Specialty Chemicals, Term Loan B, 5.813%, 12/31/07 ..........................      350,000         329,875
  Ineos Group Ltd., Term Loan C, 5.548-5.879%, 6/30/09 ............................      966,940         958,076
  Kraton Polymers LLC (RK Polymers), Term Loan B, 6.25-8.00%, 3/07/09 .............      333,450         335,117
  Noveon Inc., Term Loam B, 5.50-5.563%, 9/30/08 ..................................      990,000         993,197
                                                                                                    -------------
                                                                                                       2,616,265
                                                                                                    -------------
  COAL .9%
  Arch Western Resources LLC, Term Loan B, 4.86%, 4/18/08 .........................    1,000,000       1,007,292
                                                                                                    -------------
  COMMERCIAL PRINTING/FORMS .4%
  CSG Systems Inc., Term Loan B, 5.129%, 12/31/07 .................................      500,000         500,782
                                                                                                    -------------
  CONSUMER SERVICES 1.7%
  Sotheby's Holdings Inc., Term Loan B, 4.813-4.92%, 8/11/02 ......................    2,000,000       1,985,000
                                                                                                    -------------
  CONSUMER SUNDRIES .6%
  Church & Dwight Co., Term Loan B, 4.38%, 5/27/09 ................................      200,000         202,446
  Playtex Products Inc., Term Loan B, 5.184-6.75%, 5/31/09 ........................      494,750         499,945
                                                                                                    -------------
                                                                                                         702,391
                                                                                                    -------------
  CONTAINERS/PACKAGING 2.2%
  Crown Cork & Seal Co. Inc., Term Loan B, 6.37%, 8/04/02 .........................      640,000         637,200
  Greif Brothers Corp., Term Loan B, 5.171%, 3/01/08 ..............................      866,869         873,009
  Printpack Inc., Term Loan B, 4.625%, 4/01/08 ....................................    1,000,000       1,012,500
                                                                                                    -------------
                                                                                                       2,522,709
                                                                                                    -------------
  DISCOUNT STORES .4%
  Kmart Corp., DIP, 5.15%, 7/07/04 ................................................      500,000         503,563
                                                                                                    -------------
  DIVERSIFIED COMMERCIAL SERVICES .4%
  Iron Mountain Inc., Term Loan B, 4.219-4.594%, 2/15/08 ..........................      500,000         503,959
                                                                                                    -------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

                                                                                      PRINCIPAL
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                              AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  DRUG STORE CHAINS 1.3%
  Rite Aid Corp., Term Loan, 5.563-5.625%, 3/15/05 ................................   $1,494,559    $  1,475,877
                                                                                                    -------------
  ELECTRICAL PRODUCTS .4%
  Neptune Technology Group Inc., Term loan B, 5.435%, 11/01/08 ....................      497,500         502,475
                                                                                                    -------------
  ELECTRONIC EQUIPMENT/INSTRUMENTS 1.3%
  Michigan Electric Transmission Co. LLC, Term Loan, 5.469%, 5/01/07 ..............    1,000,000       1,010,000
  Pike Electric Inc., Term Loan, 5.375%, 4/17/10 ..................................      500,000         504,063
                                                                                                    -------------
                                                                                                       1,514,063
                                                                                                    -------------
  ENGINEERING & CONSTRUCTION .8%
  Washington Group International Inc., Synthetic Term Loan, 1.75%, 7/23/04 ........    1,000,000         960,000
                                                                                                    -------------
  ENVIRONMENTAL SERVICES 2.1%
  Allied Waste Industries Inc.,
     Term Loan A, 4.438-4.563%, 7/21/05 ...........................................      938,565         923,430
     Term Loan B, 4.688-4.813%, 7/21/06 ...........................................      680,419         679,619
     Term Loan C, 4.938-5.063%, 7/21/07 ...........................................      816,502         815,541
                                                                                                    -------------
                                                                                                       2,418,590
                                                                                                    -------------
  FOOD CHAINS .5%
  Winn-Dixie Stores, Term Loan B, 4.625%, 3/31/07 .................................      615,000         618,152
                                                                                                    -------------
  FOOD DISTRIBUTORS 2.4%
  Land O'Lakes Inc., Term Loan B, 5.73%, 10/11/08 .................................    2,739,130       2,742,897
                                                                                                    -------------
  FOOD: MAJOR DIVERSIFIED 2.5%
  B&G Foods, Inc., Term Loan B, 5.55%, 3/31/06 ....................................      438,287         437,739
  Del Monte Corp., Term Loan, 4.688-4.813%, 3/31/08 ...............................      374,715         379,087
  International Multifoods, Term Loan B, 4.86-5.01%, 2/28/08 ......................      995,000       1,000,685
  Suiza Foods Corp., Term Loan B, 5.05%, 12/21/08 .................................      998,750       1,004,056
                                                                                                    -------------
                                                                                                       2,821,567
                                                                                                    -------------
  FOOD: MEAT/FISH/DAIRY 1.3%
  American Seafoods, Term Loan B, 5.11%, 4/15/09 ..................................    1,000,000       1,009,167
  Michael Foods Inc., Term Loan B, 4.93-5.16%, 3/31/08 ............................      454,772         459,035
                                                                                                    -------------
                                                                                                       1,468,202
                                                                                                    -------------
  FOOD: SPECIALTY/CANDY .4%
  Meow Mix, Term Loan, 4.65-4.76%, 2/08/07 ........................................      500,000         503,750
                                                                                                    -------------
  FOREST PRODUCTS .9%
  Potlatch Corp., Term Loan, 4.593%, 6/29/05 ......................................      992,500         999,169
                                                                                                    -------------
  HOME FURNISHINGS .3%
  Springs Industries Inc., Term Loan B, 5.563%, 9/05/08 ...........................      352,703         349,264
                                                                                                    -------------
  HOSPITAL/NURSING MANAGEMENT 2.9%
  Genesis Health Ventures Inc.,
     Delay Draw Term Loan, 5.42-5.51%, 3/30/07 ....................................      327,945         329,688
     Floating Rate Note, 7.59%, 4/02/07 ...........................................    1,000,000         995,000
  Iasis Healthcare Corp., Term Loan B, 6.37-6.42%, 9/30/06 ........................      989,848         979,718
  Triad Hospitals Inc., Term Loan B, 4.85%, 9/30/08 ...............................      994,545       1,006,729
                                                                                                    -------------
                                                                                                       3,311,135
                                                                                                    -------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

                                                                                      PRINCIPAL
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                              AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  HOTEL/RESORTS 1.6%
  Extended Stay America Inc., Term Loan B, 4.84%, 7/01/07 .........................   $  964,222    $    968,842
  Wyndham International Inc., Term Loan, 6.625%, 6/05/03 ..........................      831,274         813,870
                                                                                                    -------------
                                                                                                       1,782,712
                                                                                                    -------------
  INDUSTRIAL MACHINERY .9%
  Flowserve Corp., Term Loan C, 5.00%, 6/30/09 ....................................    1,000,000       1,000,000
                                                                                                    -------------
  INDUSTRIAL SPECIALTIES .9%
  SC Johnson Commercial Markets, Term Loan B, 6.50%, 11/03/09 .....................    1,000,000       1,009,688
                                                                                                    -------------
  INFORMATION TECHNOLOGY SERVICES .8%
  The Relizon Co., Term Loan B, 6.16%, 12/31/07 ...................................      997,468         949,465
                                                                                                    -------------
  MANAGED HEALTH CARE 2.6%
c Davita Inc., Term Loan B, 6.50%, 3/31/09 ........................................    2,000,000       2,022,750
  Pacificare Health Systems Inc., Term Loan, 7.19%, 1/02/03 .......................      911,911         899,942
                                                                                                    -------------
                                                                                                       2,922,692
                                                                                                    ------------
  MEDICAL SPECIALTIES .4%
  Sunrise Medical, Term Loan B, 6.313-6.50%, 12/07/07 .............................      500,000         501,875
                                                                                                    -------------
  MEDICAL/NURSING SERVICES 3.0%
  Alliance Imaging Inc.,
     Term Loan B, 4.625-5.063%, 11/02/07 ..........................................      498,288         500,883
     Term Loan C, 4.875-5.313%, 11/02/08 ..........................................      481,164         483,670
  Insight Health Services, Term Loan B, 5.548%, 10/17/08 ..........................    1,990,000       1,988,756
  Rotech Healthcare Inc., Term Loan, 6.75%, 3/31/08 ...............................      500,000         506,563
                                                                                                    -------------
                                                                                                       3,479,872
                                                                                                    -------------
  METAL FABRICATION 1.3%
  Mueller Group,
     Term Loan B, 5.66-5.79%, 8/16/05 .............................................      248,721         249,576
     Term Loan C, 5.85-6.04%, 8/16/06 .............................................      248,721         249,281
     Term Loan D, 5.85-5.93%, 8/16/07 .............................................      994,924       1,000,210
                                                                                                    -------------
                                                                                                       1,499,067
                                                                                                    -------------
  MILITARY/GOVERNMENT/TECHNICAL 2.9%
  Alliant Techsystems Inc., Term Loan B, 5.063%, 4/20/09 ..........................      846,963         853,693
  DRS Technologies Inc., Term Loan, 5.26-5.41%, 9/28/08 ...........................      497,500         502,475
  Titan Corp., Term Loan B, 4.841-4.909%, 2/23/06 .................................    1,913,011       1,913,409
                                                                                                    -------------
                                                                                                       3,269,577
                                                                                                    -------------
  MOVIES/ENTERTAINMENT 1.3%
  Blockbuster Inc., Revolver, .25%, 7/01/04 .......................................      500,000         482,750
  Hollywood Entertainment Corp., Term Loan B, 5.86%, 6/30/06 ......................      491,667         493,510
  Regal Cinemas Inc., Term Loan B, 5.50%, 12/31/07 ................................      493,750         499,073
                                                                                                    -------------
                                                                                                       1,475,333
                                                                                                    -------------
  NON-U.S. UTILITIES .8%
  AES EDC Funding II LLC, Term Loan, 4.883%, 10/06/03 .............................    1,000,000         938,000
                                                                                                    -------------

                                                                              33

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

                                                                                      PRINCIPAL
  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                              AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  OFFICE EQUIPMENT/SUPPLIES .4%
  Imagistics International Inc., Term Loan B, 5.406-5.625%, 11/09/07 ..............   $  413,750    $    412,716
                                                                                                    -------------
  OIL REFINING/MARKETING 2.2%
  Tesoro Petroleum Corp., Term Loan B, 4.62%, 9/30/07 .............................    2,493,750       2,506,737
                                                                                                    -------------
  PAPER 1.4%
  Appleton Papers Inc., Term Loan B, 6.75%, 11/08/06 ..............................    1,614,329       1,624,419
                                                                                                    -------------
  PHARMACEUTICALS: GENERIC .7%
  Alpharma Operating Corp., Term Loan, 5.15-5.30%, 10/05/08 .......................      831,104         806,690
                                                                                                    -------------
  PRODUCER MANUFACTURING .4%
  Manitowoc Co. Inc., Term Loan B, 4.755%, 5/09/07 ................................      496,250         500,344
                                                                                                    -------------
  PROPERTY-CASUALTY INSURANCE .9%
  White Mountain Insurance Group Inc., Term Loan B, 4.865%, 3/31/07 ...............      990,000         991,547
                                                                                                    -------------
  REAL ESTATE INVESTMENT TRUSTS 3.3%
  AIMCO, Term Loan, 4.86%, 2/06/04 ................................................      903,310         898,794
  Corrections Corp. of America, Term Loan B, 5.50%, 10/31/08 ......................    1,000,000         998,750
  Meditrust Corp., Term Loan, 5.50%, 5/31/03 ......................................      950,200         952,972
  Newkirk Master LP, Term Loan, 8.50%, 1/30/05 ....................................      872,813         870,630
                                                                                                    -------------
                                                                                                       3,721,146
                                                                                                    -------------
  SERVICES TO THE HEALTH INDUSTRY 1.2%
  Express Scripts Inc., Term Loan B, 3.97-4.21%, 3/31/08 ..........................      500,000         502,000
  Stewart Enterprises Inc., Term Loan B, 5.295-5.466%, 6/30/06 ....................      810,000         815,400
                                                                                                    -------------
                                                                                                       1,317,400
                                                                                                    -------------
  SPECIALTY TELECOMMUNICATIONS .9%
  Panamsat Corp., Term Loan B, 5.46%, 12/31/08 ....................................    1,000,000       1,001,458
                                                                                                    -------------
  TRANSPORTATION .8%
  Great Lakes Transportation LLC, Term Loan, 5.875-6.063%, 3/23/08 ................      953,765         947,804
                                                                                                    -------------
  UTILITIES 4.5%
  AES New York Funding LLC, Term Loan, 6.875%, 2/28/05 ............................    1,000,000         976,250
  Calpine Corp., Term Loan B, 6.50%, 3/08/04 ......................................    1,000,000         993,125
  Mission Energy Holding,
     Term Loan A, 9.54%, 6/30/06 ..................................................      519,481         549,350
     Term Loan B, 9.54%, 6/30/06 ..................................................    1,480,519       1,565,648
  Southern California Edison Co., Term Loan B, 5.063%, 3/01/05 ....................    1,000,000       1,005,415
                                                                                                    -------------
                                                                                                       5,089,788
                                                                                                    -------------
  WIRELESS TELECOMMUNICATIONS 1.7%
  TSI Telecommunication Holding Inc., Term Loan, 6.59%, 12/31/06 ..................    2,000,000       1,930,000
                                                                                                    -------------
  TOTAL SENIOR FLOATING RATE INTERESTS (COST $100,040,001) ........................                  100,612,339
                                                                                                    -------------

34

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

  FRANKLIN FLOATING RATE DAILY ACCESS FUND                                              SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (COST $17,142,846) 15.0%
b Franklin Institutional Fiduciary Trust Money Market Portfolio ...................   17,142,846    $ 17,142,846
                                                                                                    -------------
  TOTAL INVESTMENTS (COST $117,182,847) 103.0% ....................................                  117,755,185
  OTHER ASSETS, LESS LIABILITIES (3.0)% ...........................................                   (3,399,700)
                                                                                                    -------------
  TOTAL NET ASSETS 100.0% .........................................................                 $114,355,485
                                                                                                    =============

a Senior secured corporate loans in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (LIBOR), on the set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. Bank.
b The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.
c Sufficient collateral has been segregated for loans traded on a when issued or delayed delivery.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN TOTAL RETURN FUND


                                                                               CLASS A
                                                        -------------------------------------------------------
                                                        SIX MONTHS ENDED          YEAR ENDED OCTOBER 31,
                                                          APRIL 30, 2002 --------------------------------------
                                                           (UNAUDITED)    2001       2000      1999      1998 D
                                                        -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .................         $9.94     $9.51      $9.61    $10.37    $10.00
                                                        ------------------------------------------------------
Income from investment operations:
 Net investment income a .............................          .249 f    .610       .670      .630      .120

 Net realized and unrealized gains (losses) ..........         (.225) f   .490       .020     (.710)     .300
                                                        ------------------------------------------------------
Total from investment operations .....................          .024     1.100       .690     (.080)     .420
                                                        ------------------------------------------------------
Less distributions from:

 Net investment income ...............................         (.274)    (.670)     (.790)    (.630)    (.050)

 Net realized gains ..................................            --        --         --     (.050)       --
                                                        ------------------------------------------------------
Total distributions ..................................         (.274)    (.670)     (.790)    (.680)    (.050)
                                                        ------------------------------------------------------
Net asset value, end of period .......................         $9.69     $9.94      $9.51    $ 9.61    $10.37
                                                        ======================================================
Total return b .......................................          .27%    11.87%      7.61%    (.73)%     4.05%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....................       $78,705   $68,288    $20,611    $7,870    $4,232

Ratios to average net assets:

 Expenses ............................................          .67% e    .50%       .50%      .50%      .50% e

 Expense excluding waiver and payments by affiliate ..         1.05% e    .99%      1.17%     1.18%     1.29% e

 Net investment income ...............................         5.30% e,f 6.21%      7.14%     6.32%     5.21% e

Portfolio turnover rate c ............................        20.43%    94.04%     39.64%    96.38%    23.19%

f The AICPA Audit and Accounting Guide of Investment Companies was implemented as described in Note 1(i) resulting in the increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the period ended April 30, 2002:

--------------------------------------------------------------------------------
 Net investment income per share ..................................... $(.01)
 Net realized and unrealized gains (losses) per share ................   .01
 Ratio of net investment income to average net assets ................  (.18)% e a Based on average shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c The portfolio turnover rate excludes mortgage dollar roll transactions.
d For the period August 3, 1998 (effective date) to October 31, 1998.
e Annualized.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN TOTAL RETURN FUND (CONT.)
                                                          CLASS B
                                                      ----------------
                                                        PERIOD ENDED
                                                      APRIL 30, 2002 D
                                                        (UNAUDITED)
                                                      ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............         $9.71
                                                      ---------------

Income from investment operations:

 Net investment income a ..........................          .071 f

 Net realized and unrealized losses ...............          .027 f
                                                      ---------------
Total from investment operations ..................          .098

Less distributions from net investment income .....         (.118)
                                                      ---------------
Net asset value, end of period ....................         $9.69
                                                      ===============

Total return b ....................................         1.02%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................          $267

Ratios to average net assets:

 Expenses .........................................          .89% e

 Expense excluding waiver and payments by affiliate         1.27% e

 Net investment income ............................         1.40% e,f

Portfolio turnover rate c .........................        20.43%

f The AICPA Audit and Accounting Guide of Investment Companies was implemented as described in Note 1(i) resulting in the increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the period ended April 30, 2002:

--------------------------------------------------------------------------------
 Net investment income per share ....................................  $(.01)
 Net realized and unrealized gains (losses) per share ...............    .01
 Ratio of net investment income to average net assets ...............   (.31)% e


a Based on average shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c The portfolio turnover rate excludes mortgage dollar roll transactions.
d For the period March 1, 2002 (effective date) to April 30, 2002.
e Annualized.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN TOTAL RETURN FUND (CONT.)
                                                          CLASS C
                                                       ----------------
                                                         PERIOD ENDED
                                                       APRIL 30, 2002 D
                                                         (UNAUDITED)
                                                      ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............         $9.71
                                                       ---------------

Income from investment operations:

 Net investment income a ..........................          .065 f

 Net realized and unrealized losses ...............          .040 f
                                                       ---------------
Total from investment operations ..................          .105

Less distributions from net investment income .....         (.125)
                                                       ---------------
Net asset value, end of period ....................         $9.69
                                                       ===============

Total return b ....................................         1.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................          $429

Ratios to average net assets:

 Expenses .........................................          .88% e

 Expense excluding waiver and payments by affiliate         1.26% e

 Net investment income ............................         1.28% e,f

Portfolio turnover rate c .........................        20.43%

f The AICPA Audit and Accounting Guide of Investment Companies was implemented as described in Note 1(i) resulting in the increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the period ended April 30, 2002:

--------------------------------------------------------------------------------
 Net investment income per share ....................................  $(.01)
 Net realized and unrealized gains (losses) per share ...............    .01
 Ratio of net investment income to average net assets ...............   (.35)% e


a Based on average shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c The portfolio turnover rate excludes mortgage dollar roll transactions.
d For the period March 1, 2002 (effective date) to April 30, 2002.
e Annualized.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN TOTAL RETURN FUND (CONT.)
                                                           CLASS R
                                                       ----------------
                                                        PERIOD ENDED
                                                       APRIL 30, 2002 D
                                                        (UNAUDITED)
                                                      ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............         $9.66
                                                       ---------------

Income from investment operations:

 Net investment income a ..........................          .145 f

 Net realized and unrealized losses ...............          .053 f
                                                       ---------------
Total from investment operations ..................          .198

Less distributions from net investment income .....         (.168)
                                                       ---------------
Net asset value, end of period ....................         $9.69
                                                       ===============

Total return b ....................................         2.07%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................          $813

Ratios to average net assets:

 Expenses .........................................          .75% e

 Expense excluding waiver and payments by affiliate         1.13% e

 Net investment income ............................         2.96% e,f

Portfolio turnover rate c .........................        20.43%

f The AICPA Audit and Accounting Guide of Investment Companies was implemented as described in Note 1(i) resulting in the increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the period ended April 30, 2002:

--------------------------------------------------------------------------------
 Net investment income per share ..................................... $(.01)
 Net realized and unrealized gains (losses) per share ................   .01
 Ratio of net investment income to average net assets ................  (.18)% e a Based on average shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c The portfolio turnover rate excludes mortgage dollar roll transactions.
d For the period January 2, 2002 (effective date) to April 30, 2002 e Annualized.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN TOTAL RETURN FUND

                                                                              ADVISOR CLASS
                                                         ------------------------------------------------------
                                                         SIX MONTHS ENDED        YEAR ENDED OCTOBER 31,
                                                          APRIL 30, 2002  -------------------------------------
                                                            (UNAUDITED)   2001       2000      1999      1998 D
                                                         ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................        $9.96     $9.52      $9.62    $10.38    $10.00
                                                         -----------------------------------------------------
Income from investment operations:

 Net investment income a ..............................         .251 f    .630       .710      .660      .120

 Net realized and unrealized gains (losses) ...........        (.223) f   .500       .010     (.710)     .310
                                                         -----------------------------------------------------
Total from investment operations ......................         .028     1.130       .720     (.050)     .430

Less distributions from:

 Net investment income ................................        (.288)    (.690)     (.820)    (.660)    (.050)

 Net realized gains ...................................           --        --         --     (.050)       --
                                                         -----------------------------------------------------
Total distributions ...................................        (.288)    (.690)     (.820)    (.710)    (.050)

Net asset value, end of period ........................        $9.70     $9.96      $9.52    $ 9.62    $10.38
                                                         =====================================================
Total return b ........................................         .31%    12.24%      7.87%      (.46)%   4.27%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....................     $144,520   $23,324    $13,173   $12,099   $31,588

Ratios to average net assets:

 Expenses .............................................         .42% e    .25%       .25%      .25%      .25% e

 Expense excluding waiver and payments by affiliate ...         .80% e    .74%       .92%      .93%     1.04% e

 Net investment income ................................        5.32% e,f 6.50%      7.53%     6.57%     5.46% e

Portfolio turnover rate c .............................       20.43%    94.04%     39.64%    96.38%    23.19%

f The AICPA Audit and Accounting Guide of Investment Companies was implemented as described in Note 1(i) resulting in the increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the period ended April 30, 2002:

------------------------------------------------------------------------------
 Net investment income per share ....................................  $(.01)
 Net realized and unrealized gains (losses) per share ...............    .01
 Ratio of net investment income to average net assets ...............   (.13)% e


a Based on average shares outstanding.
b Total return is not annualized for periods less than one year.
c The portfolio turnover rate excludes mortgage dollar roll transactions. d For the period August 3, 1998 (effective date) to October 31, 1998.
e Annualized.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED)


                                                                                     PRINCIPAL
  FRANKLIN TOTAL RETURN FUND                                                           AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 102.4%
  CORPORATE BONDS 39.2%
  COMMERCIAL SERVICES .5%
  Interpublic Group of Companies Inc., 7.25%, 8/15/11 ............................  $ 1,000,000    $    947,926
  Johnsondiversey Inc., senior sub. note, 144A, 9.625%, 5/15/12 ..................      100,000         104,000
                                                                                                   -------------
                                                                                                      1,051,926
                                                                                                   -------------
  COMMUNICATIONS 2.6%
  AT&T Corp., 144A, 7.30%, 11/15/11 ..............................................      500,000         459,385
  AT&T Wireless Services Inc., 8.125%, 5/01/12 ...................................      400,000         394,958
  Crown Castle International Corp., senior note, 9.375%, 8/01/11 .................      200,000         172,000
  Global Crossing Holdings Ltd, 9.625%, 5/15/08 ..................................      200,000           4,000
  Nextel Communications Inc., senior note, 9.375%, 11/15/09 ......................      300,000         210,750
  Pinnacle Partners, senior note, 144A, 8.83%, 8/15/04 ...........................    1,265,000       1,258,993
  Rural Cellular Corp., A, 9.75%, 1/15/10 ........................................      200,000         165,000
  Sprint Capital Corp., 7.125%, 1/30/06 ..........................................      500,000         489,376
  Telus Corp., 8.00%, 6/01/11 ....................................................      500,000         507,569
  Time Warner Telecom Inc., senior note, 10.125%, 2/01/11 ........................      200,000          99,000
  Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 .....................    1,500,000       1,653,750
  Worldcom Inc., 8.25%, 5/15/31 ..................................................      850,000         374,609
                                                                                                   -------------
                                                                                                      5,789,390
                                                                                                   -------------
  CONSUMER DURABLES .7%
  Ford Motor Co., 7.45%, 7/16/31 .................................................      500,000         472,394
b Mattel Inc., 6.00%, 7/15/03 ....................................................    1,000,000       1,003,454
                                                                                                   -------------
                                                                                                      1,475,848
                                                                                                   -------------
  CONSUMER NON-DURABLES 2.0%
  American Greetings, senior sub. note, 11.75%, 7/15/08 ..........................      200,000         216,000
  Conagra Foods Inc., 7.50%, 9/15/05 .............................................      500,000         536,530
  Dimon Inc., senior note, 9.625%, 10/15/11 ......................................      200,000         212,000
  Kellogg Co., 4.875%, 10/15/05 ..................................................      500,000         501,082
b Pepsi Bottling Group Inc., 7.00%, 3/01/29 ......................................      500,000         526,292
  Philip Morris Cos. Inc., 7.50%, 4/01/04 ........................................      500,000         531,476
  Playtex Products Inc., senior sub. note, 9.375%, 6/01/11 .......................      200,000         213,750
  Russell Corp.,senior note,144A, 9.25%, 5/01/10 .................................      200,000         207,000
  Tyson Foods Inc., 7.25%, 10/01/06 ..............................................    1,000,000       1,039,957
  Tyson Foods Inc., 144A, 8.25%, 10/01/11 ........................................      500,000         541,266
                                                                                                   -------------
                                                                                                      4,525,353
                                                                                                   -------------
  CONSUMER SERVICES 4.0%
  Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ..................      200,000         174,000
  Advanstar Communications, 12.00%, 2/15/11 ......................................      200,000         181,000
  AOL Time Warner Inc., 6.75%, 4/15/11 ...........................................      500,000         474,393
  AOL Time Warner Inc., 6.875%, 5/01/12 ..........................................    1,000,000         950,227
b Block Financial Corp., 6.75%, 11/01/04 .........................................    1,000,000       1,051,972
  Cendant Corp., 7.75%, 12/01/03 .................................................      500,000         508,985
  Chancellor Media Corp., senior note, 8.00%, 11/01/08 ...........................      200,000         208,000
  Comcast Cable Communications, 6.875%, 6/15/09 ..................................    1,080,000       1,045,929
  CSC Holdings Inc., 8.125%, 7/15/09 .............................................      200,000         196,505
  Echostar DBS Corp., senior note, 144A, 9.125%, 1/15/09 .........................      200,000         207,000

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

                                                                                     PRINCIPAL
  FRANKLIN TOTAL RETURN FUND                                                           AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  CORPORATE BONDS (CONT.)
  CONSUMER SERVICES (CONT.)
  Knight-Ridder Inc., 7.125%, 6/01/11 ............................................  $   500,000    $    507,145
  LIN Television Corp., senior sub. note, 8.375%, 3/01/08 ........................      200,000         202,500
  Marriott International Inc., E, 7.00%, 1/15/08 .................................      500,000         516,923
  Meristar Hospitality, senior note, 144A, 10.50%, 6/15/09 .......................      200,000         214,500
  News America Inc., 7.25%, 5/18/18 ..............................................    1,000,000         948,466
  Park Place Entertainment, senior note, 8.125%, 5/15/11 .........................      200,000         204,000
  Royal Caribbean Cruises Ltd., 7.25%, 8/15/06 ...................................      200,000         190,205
  Six Flags Inc., senior note, 9.50%, 2/01/09 ....................................      200,000         210,000
  Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ........................      200,000         218,250
  Tyco International Group SA, 7.00%, 6/15/28 ....................................    1,000,000         746,660
                                                                                                   -------------
                                                                                                      8,956,660
                                                                                                   -------------
  DISTRIBUTION SERVICES .3%
  Grand Metropolitan Investment, 7.125%, 9/15/04 .................................      200,000         213,915
  Sysco Corp., 4.75%, 7/30/05 ....................................................      500,000         506,540
                                                                                                   -------------
                                                                                                        720,455
                                                                                                   -------------
  ELECTRONIC TECHNOLOGY 1.4%
  Amkor Technology Inc., senior sub. note, 10.50%, 5/01/09 .......................      200,000         202,000
  Compaq Computer Corp., 6.20%, 5/15/03 ..........................................      500,000         505,141
  Flextronics International Ltd., senior sub. note, 9.875%, 7/01/10 ..............      200,000         217,000
b Lockheed Martin Corp., 8.50%, 12/01/29 .........................................      500,000         595,907
  Northrop Grumman Corp., 7.125%, 2/15/11 ........................................    1,265,000       1,296,802
  Qwest Capital Funding, 7.25%, 2/15/11 ..........................................      500,000         363,350
                                                                                                   -------------
                                                                                                      3,180,200
                                                                                                   -------------
  ENERGY MINERALS 1.5%
  Denbury Resource Inc., senior note, B, 9.00%, 3/01/08 ..........................      200,000         199,000
  Hanover Equipment Trust 01, B, senior secured note, 144A, 8.75%, 9/01/11 .......      200,000         203,500
  PSEG Energy Holdings, senior note, 10.00%, 10/01/09 ............................    1,075,000       1,134,262
  PSEG Energy Holdings, senior note, 9.125%, 2/10/04 .............................    1,250,000       1,283,901
  Valero Energy Corp., 7.50%, 4/15/32 ............................................      500,000         507,444
                                                                                                   -------------
                                                                                                      3,328,107
                                                                                                   -------------
  FINANCE 16.1%
  AIG SunAmerica Financing VIII, 144A, FRN, 1.945%, 11/15/04 .....................    3,100,000       3,101,717
b Capital One Bank, senior note, 6.62%, 8/04/03 ..................................    1,000,000       1,012,984
  Charles Schwab, senior note, 8.05%, 3/01/10 ....................................      750,000         812,731
  CNA Financial Corp., 6.75%, 11/15/06 ...........................................      375,000         364,998
  CNA Financial Corp., 6.45%, 1/15/08 ............................................      500,000         472,408
  Corrections Corp. of America, senior note, 144A, 9.875%, 5/01/09 ...............      100,000         103,750
  DLJ Mortgage Acceptance Corp., 6.75%, 6/19/28 ..................................    1,734,296       1,769,313
  D.R. Horton Inc., senior note, 144A, 8.50%, 4/15/12 ............................      200,000         200,750
  General Motors Acceptance Corp., 6.875%, 9/15/11 ...............................      500,000         500,798
  General Electric Capital Corp., 6.75%, 3/15/32 .................................    1,000,000         990,561
  GMAC Commercial Mortgage Securities Inc., 1998-C2, A2, 6.42%, 5/15/35 ..........    5,000,000       5,227,949
  Goldman Sachs Group Inc., senior note, 6.60%, 1/15/12 ..........................    1,450,000       1,443,668
  Household Finance Corp., 6.375%, 10/15/11 ......................................      980,000         947,362

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

                                                                                     PRINCIPAL
  FRANKLIN TOTAL RETURN FUND                                                           AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  CORPORATE BONDS (CONT.)
  FINANCE (CONT.)
  International Lease Finance Corp., 5.75%, 2/15/07 ..............................  $ 1,200,000    $  1,203,229
  JP Morgan Chase & Co., 5.35%, 3/01/07 ..........................................    1,000,000         993,861
  JP Morgan Chase & Co., sub. note, 6.75%, 2/01/11 ...............................      500,000         507,271
  LB Commercial Mortgage Trust, -C3, A1, 6.058%, 6/15/20 .........................    1,221,012       1,254,740
  Morgan Stanley Capital I, -WF1, A1, 6.83%, 7/15/29 .............................    1,918,939       1,996,432
  National Rural Utility Finance, 6.00%, 5/15/06 .................................    1,000,000       1,009,038
  National Rural Utility Finance, 7.25%, 3/01/12 .................................      250,000         259,983
  Nationwide Mutual Insurance, A, 8.25%, 12/01/31 ................................    1,200,000       1,236,722
  Paine Webber Group Inc., senior note, 6.55%, 4/15/08 ...........................      150,000         157,657
b Residential Asset Mortgage Products Inc., 2001-RS1, 5.82%, 12/25/22 ............    2,384,302       2,403,675
  RFS Partnership LP, A senior note, 9.75%, 3/01/12 ..............................      200,000         209,000
b Societe Generale-New York, sub. note, 7.40%, 6/01/06 ...........................      300,000         323,528
  Standard Chartered Bank, 144A, 8.00%, 5/30/31 ..................................    1,630,000       1,690,945
  Structured Asset Securities Corp., A, 4.315%, 2/25/32 ..........................    2,461,956       2,494,403
  Washington Mutual Financial, 6.875%, 5/15/11 ...................................    2,000,000       2,061,582
  Western Financial Bank-FSB, 9.625%, 5/15/12 ....................................      100,000         101,000
  Willis Corroon Corp., senior sub. note, 9.00%, 2/01/09 .........................      200,000         210,000
  XL Capital PLC, 6.50%, 1/15/12 .................................................    1,100,000       1,111,947
                                                                                                   -------------
                                                                                                     36,174,002
                                                                                                   -------------
  HEALTH SERVICES .8%
  Advance PCS Inc., senior note, 8.50%, 4/01/08 ..................................      200,000         212,000
  Fresenius Medical Care Capital Trust, 7.875%, 2/01/08 ..........................      200,000         201,000
  Iasis Healthcare Corp., senior sub. note, 13.00%, 10/15/09 .....................      200,000         205,000
  Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ................      200,000         171,000
  Tenet Healthcare Corp., 6.375%, 12/01/11 .......................................      965,000         954,783
                                                                                                   -------------
                                                                                                      1,743,783
                                                                                                   -------------
  INDUSTRIAL SERVICES 2.2%
  Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09 ..........      200,000         206,500
  El Paso Energy Partners LP, senior note, MTN, 7.80%, 8/01/31 ...................      860,000         867,027
  Great Lakes Dredge & Dock Corp., senior sub. note, 144A, 11.25%, 8/15/08 .......      200,000         214,250
  Murphy Oil Corp., 6.375%, 5/01/12 ..............................................    1,000,000       1,000,720
  URS Corp., senior sub. note, 12.25%, 5/01/09 ...................................      200,000         210,000
  Waste Management Inc., 6.50%, 11/15/08 .........................................    1,700,000       1,694,135
  WCG Note Trust / Note Corp., senior secured note, 144A, 8.25%, 3/15/04 .........      730,000         736,118
                                                                                                   -------------
                                                                                                      4,928,750
                                                                                                   -------------
  PROCESS INDUSTRIES 1.2%
  Abitibi-Consolidated Inc., 6.95%, 12/15/06 .....................................      250,000         245,865
  Bowater Canada Inc., 7.95%, 11/15/11 ...........................................      500,000         506,194
  Dow Chem Co. 7, 7.00%, 8/15/05 .................................................    1,000,000       1,050,570
  Equistar Chemical, senior note, 10.125%, 9/01/08 ...............................      200,000         198,000
  Riverwood International Co., senior note, 10.625%, 8/01/07 .....................      200,000         211,500
  Valspar Corp., 6.00%, 5/01/07 ..................................................      500,000         498,319
                                                                                                   -------------
                                                                                                      2,710,448
                                                                                                   -------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

                                                                                     PRINCIPAL
  FRANKLIN TOTAL RETURN FUND                                                           AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  CORPORATE BONDS (CONT.)
  PRODUCER MANUFACTURING 1.2%
  American Axle & Manufacturing, Inc., senior sub. note, 9.75%, 3/01/09 ..........  $   200,000    $    216,500
  Arvinmeritor, 8.75%, 3/01/12 ...................................................      200,000         213,942
  Century Aluminum Co., 11.75%, 4/15/08 ..........................................      200,000         216,000
  Joy Global Inc., senior note, 144A, 8.75%, 3/15/12 .............................      200,000         208,500
  Steel Dynamics Inc., senior note, 144A, 9.50%, 3/15/09 .........................      200,000         212,000
  Visteon Corp., senior note, 8.25%, 8/01/10 .....................................      500,000         524,813
  Weyerhaeuser Co., 144A, 7.375%, 3/15/32 ........................................    1,225,000       1,236,179
                                                                                                   -------------
                                                                                                      2,827,934
                                                                                                   -------------
  RETAIL TRADE .8%
  Great Atlantic & Pacific Tea, senior note, 9.125%, 12/15/11 ....................      200,000         211,500
  Kroger Co., 6.75%, 4/15/12 .....................................................    1,000,000       1,016,688
  Kroger Co., senior note, 7.65%, 4/15/07 ........................................      500,000         538,762
                                                                                                   -------------
                                                                                                      1,766,950
                                                                                                   -------------
  TRANSPORTATION 1.9%
  Continental Airlines Inc., 6.503%, 6/15/11 .....................................    1,000,000         982,414
  Delta Air Lines, G-1, 6.718%, 1/02/23 ..........................................    1,000,000       1,008,031
  United Air Lines Inc., 00-2, 7.186%, 4/01/11 ...................................    2,419,587       2,251,873
                                                                                                   -------------
                                                                                                      4,242,318
                                                                                                   -------------
  UTILITIES 2.0%
  AES Corp., senior note, 8.75%, 6/15/08 .........................................      200,000         168,000
  Allegheny Energy Inc., A, 8.25%, 4/15/12 .......................................    1,000,000       1,032,768
  Aquila Inc., senior note, 8.27%, 11/15/21 ......................................    1,000,000         846,771
  Arizona Public Service Co., senior note, 6.375%, 10/15/11 ......................      500,000         494,888
  Calpine Corp., senior note, 8.625%, 8/15/10 ....................................      200,000         171,286
  CMS Energy Corp., 8.50%, 4/15/11 ...............................................      200,000         210,395
  Duquesne Light Co., 6.625%, 6/15/04 ............................................      300,000         300,170
  East Coast Power LLC, 6.737%, 3/31/08 ..........................................      101,897          99,986
  TXU Corp., J, 6.375%, 6/15/06 ..................................................    1,230,000       1,247,440
                                                                                                   -------------
                                                                                                      4,571,704
                                                                                                   -------------
  TOTAL CORPORATE BONDS (COST $92,200,583) .......................................                   87,993,828
                                                                                                   -------------
  ASSET BACKED SECURITIES 6.0%
b BSCMS, 1998-C1 CL A1, 6.34%, 10/16/07 ..........................................      297,097         309,937
  Capital Auto Receivables Asset Trust, No Cap, + 1 Month LIBOR,
    Resets Monthly, 1.842%, 3/15/04...............................................   1,030,0004       1,030,517
  Champion Home Equity Loan Trust, 7.01%, 7/25/12 ................................        8,571           8,593
b Champion Home Equity Loan Trust, 7.72%, 5/25/29 ................................      850,000         891,817
  Chase Funding Mortgage Loan, Asset-Backed, -2, IA3, 5.98%, 4/25/22 .............      694,148         701,171
  Conseco Finance Securitizations Corp., 6.72%, 10/15/30 .........................       16,130          16,271
  Contimortgage Home Equity Trust, -2, A5, 6.28%, 9/15/16 ........................    1,868,549       1,888,217
  Countrywide Asset-Backed Certificates, 6.78%, 11/25/27 .........................      500,000         523,798
  Criimi Mae CMBS Corp., 5.697%, 6/20/30 .........................................       46,287          47,182
b Equity One Mortgage, 2001-1, AF3, 6.132%, 8/25/32 ..............................    3,000,000       3,068,275
  Green Tree Financial Corp., 6.80%, 12/01/30 ....................................      400,000         373,547
  Green Tree Home Improvement Loan Trust, 7.16%, 3/15/28 .........................       18,925          19,254
  Mellon Auto Grantor Trust, 5.76%, 10/17/05 .....................................       51,267          51,970

44

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

                                                                                     PRINCIPAL
  FRANKLIN TOTAL RETURN FUND                                                           AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  ASSET BACKED SECURITIES (CONT.)
  Money Store Home Equity Trust, 6.67%, 2/15/25 ..................................  $   263,577    $    267,946
  Residential Funding Mortgage, 5.94%, 1/25/16 ...................................    1,058,696       1,064,855
b Salomon Brothers Mortgage Securities VII, 6.592%, 12/18/33 .....................    2,500,000       2,610,789
b Saxon Asset Security Trust, 7.00%, 3/25/27 .....................................      439,004         464,813
b Saxon Asset Security Trust, 6.93%, 1/25/30 .....................................      150,000         157,010
                                                                                                   -------------
  TOTAL ASSET BACKED SECURITIES (COST $13,199,804) ...............................                   13,495,962
                                                                                                   -------------
  COMMERCIAL MORTGAGE BACKED SECURITIES 1.8%
  Chase Manhattan Auto Owner Trust, 6.00%, 8/16/04 ...............................    2,620,000       2,626,046
  JP Morgan Commercial Mortgage Finance, 7.59%, 10/15/32 .........................      794,343         854,054
  Vanderbilt Mortgage Finance, 8.29%, 12/07/30 ...................................      500,000         523,521
                                                                                                   -------------
  TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST $3,952,680) ..................                    4,003,621
                                                                                                   -------------
  MORTGAGE BACKED SECURITIES 43.8%
  15-YEAR MORTGAGE BACKED SECURITIES 13.0%
  FHLMC, 4.625%, 4/11/05 .........................................................    9,000,000       9,086,355
  FHLMC, 5.50%, 7/15/06 ..........................................................    7,180,000       7,403,219
  FHLMC, 6.875%, 9/15/10 .........................................................    2,000,000       2,169,392
b FHLMC, 6.00%, 6/15/11 ..........................................................    2,450,000       2,504,954
  FNMA, 6.00%, 5/15/11 ...........................................................      500,000         511,160
  FNMA, 5.50%, 1/01/14 ...........................................................      349,699         352,362
  FNMA, 6.00%, 5/01/14 ...........................................................    4,000,000       4,053,750
  GNMA, 7.50%, 5/15/05 ...........................................................       15,387          16,080
  GNMA, 7.50%, 8/15/05 ...........................................................       67,455          70,491
  GNMA, 7.50%, 11/15/05 ..........................................................      110,222         115,184
  GNMA, 7.50%, 12/15/05 ..........................................................      151,345         158,158
  GNMA, 7.50%, 1/15/06 ...........................................................      121,267         127,435
  GNMA, 7.50%, 3/15/06 ...........................................................       38,971          40,954
  GNMA, 7.50%, 6/15/06 ...........................................................       50,749          53,330
  GNMA, 7.50%, 12/15/06 ..........................................................      132,883         139,642
  GNMA, 7.50%, 1/15/07 ...........................................................      187,324         198,793
  GNMA, 7.50%, 2/15/07 ...........................................................       21,620          22,944
  GNMA, 7.50%, 3/15/07 ...........................................................      228,085         242,050
  GNMA, 7.50%, 4/15/07 ...........................................................      232,427         246,658
  GNMA, 7.50%, 5/15/07 ...........................................................      288,502         306,166
  GNMA, 7.50%, 6/15/07 ...........................................................      795,045         843,721
  GNMA, 7.50%, 7/15/07 ...........................................................      343,252         364,267
  GNMA, SF, 7.00%, 2/15/09 .......................................................      236,518         250,579
                                                                                                   -------------
                                                                                                     29,277,644
                                                                                                   -------------
  30-YEAR MORTGAGE BACKED SECURITIES 26.9%
  FHLM, 7.50%, 9/01/30 ...........................................................      296,184         309,582
  FHLM, 7.50%, 11/01/30 ..........................................................      148,263         154,970
  FHLM, 7.50%, 12/01/30 ..........................................................       62,725          65,563
  FHLMC, 7.00%, 5/01/30 ..........................................................    3,940,071       4,065,661
  FHLMC, 7.50%, 11/01/30 .........................................................       97,673         102,093
  FHLMC, 7.50%, 9/01/31 ..........................................................    1,514,782       1,583,319
  FNMA, 6.50%, 4/01/16 ...........................................................      719,233         741,731
  FNMA, 6.00%, 8/01/16 ...........................................................      305,189         309,523

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

                                                                                     PRINCIPAL
  FRANKLIN TOTAL RETURN FUND                                                           AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  MORTGAGE BACKED SECURITIES (CONT.)
  30-YEAR MORTGAGE BACKED SECURITIES (CONT.)
  FNMA, 6.50%, 9/01/16 ...........................................................  $   518,188    $    534,398
  FNMA, 5.50%, 12/01/16 ..........................................................      983,854         977,633
  FNMA, 7.00%, 5/01/29 ...........................................................    2,864,658       2,955,969
  FNMA, 7.00%, 8/01/29 ...........................................................      929,839         961,404
  FNMA, 7.50%, 1/01/30 ...........................................................    4,151,774       4,341,960
  FNMA, 7.25%, 5/15/30 ...........................................................      500,000         563,818
  FNMA, 8.00%, 12/01/30 ..........................................................      377,777         398,973
  FNMA, 6.50%, 6/01/31 ...........................................................    2,321,724       2,352,548
  FNMA, 6.50%, 11/01/31 ..........................................................    3,396,241       3,441,331
  FNMA, 7.00%, 1/01/32 ...........................................................      997,044       1,029,729
  FNMA, 6.00%, 2/01/32 ...........................................................    1,178,515       1,165,850
  FNMA, 6.50%, 2/01/32 ...........................................................    1,425,497       1,444,422
  FNMA, 6.00%, 4/01/32 ...........................................................    7,000,000       6,924,750
  FNMA, 6.50%, 4/01/32 ...........................................................    1,999,900       2,026,274
  FNMA, 6.00%, 5/01/32 ...........................................................    1,000,000         988,438
  FNMA, 6.50%, 5/01/32 ...........................................................   12,500,000      12,652,344
  GNMA, 8.00%, 8/15/16 ...........................................................      212,790         229,525
  GNMA, 8.00%, 5/15/17 ...........................................................      194,113         209,562
  GNMA, 8.00%, 7/15/17 ...........................................................       49,835          53,801
  GNMA, 8.25%, 9/20/17 ...........................................................      112,147         121,588
  GNMA, 7.50%, 5/15/23 ...........................................................      633,105         671,325
  GNMA, 7.00%, 3/15/28 ...........................................................      346,794         359,367
  GNMA, 7.00%, 5/15/29 ...........................................................       16,958          17,537
  GNMA SF, 7.00%, 5/01/29 ........................................................    2,500,000       2,583,594
  GNMA, 6.00%, 5/01/30 ...........................................................      985,457         974,679
  GNMA, 7.00%, 12/15/30 ..........................................................       29,399          30,397
  GNMA, 6.50%, 4/20/31 ...........................................................      369,462         373,345
  GNMA, 7.00%, 8/15/31 ...........................................................      454,567         469,993
  GNMA, 6.50%, 10/15/31 ..........................................................      999,900       1,014,710
  GNMA, 6.00%, 4/15/32 ...........................................................    1,000,000         990,719
  GNMA, 6.50%, 4/15/32 ...........................................................    1,000,000       1,014,781
  GNMA, SF, 7.00%, 10/15/27 ......................................................      303,852         315,102
  GNMA, SF, 7.00%, 4/15/28 .......................................................      333,196         345,276
b GNMA II, 6.00%, 3/20/28 ........................................................      335,033         331,729
  GNMA II, 6.50%, 3/20/28 ........................................................      237,837         241,203
                                                                                                   -------------
                                                                                                     60,440,516
                                                                                                   -------------
  ADJUSTABLE RATE MORTGAGE SECURITIES 3.9%
  FHLM, ARM, 8.195%, 3/01/25 .....................................................      980,121       1,023,461
  FHLM, ARM, 6.977%, 9/01/27 .....................................................      784,552         809,594
  FNMA, ARM, 5.048%, 1/01/17 .....................................................    1,321,180       1,331,763
  FNMA, ARM, 7.509%, 6/01/17 .....................................................      568,029         600,289
  FNMA, ARM, 6.00%, 6/01/15 ......................................................      251,322         256,875
  FNMA, ARM, 7.232%, 9/01/19 .....................................................      140,233         147,412
  FNMA, ARM, 6.891%, 12/01/22 ....................................................      952,915         972,609
  FNMA, ARM, 7.843%, 12/01/24 ....................................................      239,259         245,776
  FNMA, ARM, 7.090%, 5/01/25 .....................................................      601,852         628,814

46

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

                                                                                     PRINCIPAL
  FRANKLIN TOTAL RETURN FUND                                                           AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  MORTGAGE BACKED SECURITIES (CONT.)
  ADJUSTABLE RATE MORTGAGE SECURITIES (CONT.)
  FNMA, ARM, 8.701%, 6/01/30 .....................................................  $   416,666    $    446,354
  GNMA, ARM, 6.375%, 1/20/23 .....................................................      351,563         359,098
  GNMA, ARM, 6.625%, 10/20/26 ....................................................      291,066         301,209
  GNMA, ARM, 7.625%, 10/20/26 ....................................................      698,722         723,105
b Prudential Home Mortgage Securities, 7.445%, 7/25/18 ...........................      618,515         627,463
  Structured Asset Securities Corp., 7.662%, 11/15/26 ............................      385,149         393,855
                                                                                                   -------------
                                                                                                      8,867,677
                                                                                                   -------------
  TOTAL MORTGAGE BACKED SECURITIES (COST $96,504,812) ............................                   98,585,837
                                                                                                   -------------
  OTHER GOVERNMENT AND AGENCY SECURITIES 7.5%
  U.S. Treasury Bond, 7.25%, 8/15/22 .............................................      830,000         979,789
  U.S. Treasury Bond, 5.25%, 2/15/29 .............................................    6,870,000       6,415,405
  U.S. Treasury Note, 7.25%, 5/15/04 .............................................    8,720,000       9,405,340
                                                                                                   -------------
  TOTAL OTHER GOVERNMENT AND AGENCY SECURITIES (COST $16,848,340) ................                   16,800,534
                                                                                                   -------------
  FOREIGN GOVERNMENT SECURITIES 3.8%
  Federation of Russia, FRN, 5.00%, 3/31/30 ......................................    1,147,000         803,868
  Federation of Russia, Reg S, 10.00%, 6/26/07 ...................................       70,000          75,226
  Government of Canada, 6.00%, 6/01/11 ...........................................      839,000         548,854
  Government of Malaysia, 7.50%, 7/15/11 .........................................       40,000          42,419
  Government of New Zealand, 7.00%, 7/15/09 ......................................    4,852,000       2,209,481
  New South Wales Treasury Corp., series 10RG, 7.00%, 12/01/10 ...................    2,927,000       1,644,389
  Province of British Columbia, 4.625%, 10/03/06 .................................      500,000         495,576
  Republic of Brazil, 12.25%, 3/06/30 ............................................      428,000         376,105
  Republic of Brazil, 11.00%, 8/17/40 ............................................      575,000         448,500
  Republic of Bulgaria, 8.25%, 1/15/15 ...........................................       57,000          54,977
  Republic of Bulgaria, Reg S, 8.25%, 1/15/15 ....................................      194,000         187,113
  Republic of Colombia, 10.00%, 1/23/12 ..........................................       74,000          70,855
  Republic of Ecuador, FRN, 5.00%, 8/15/30 .......................................      148,000          86,006
  Republic of Peru, FRN, 4.50%, 3/07/17 ..........................................      113,850          89,942
  Republic of Philippines, 10.625%, 3/16/25 ......................................      204,000         221,085
  Republic of South Africa, 9.125%, 5/19/09 ......................................       14,000          15,551
  Republic of Turkey, 12.375%, 6/15/09 ...........................................       50,000          54,190
  United Mexican States, 9.875%, 2/01/10 .........................................      450,000         518,063
  United Mexican States, 8.125%, 12/30/19 ........................................      399,000         403,788
  Venezuela Government, FLIRB (6M LIBOR .875), 3.313%, 3/31/07 ...................      119,045          98,551
                                                                                                   -------------
  TOTAL FOREIGN GOVERNMENT SECURITIES (COST $8,382,398) ..........................                    8,444,539
                                                                                                   -------------
  ZERO COUPON BONDS .3%
  Charter Communications Holdings LLC, senior disc. note,
    zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11 ..............................      300,000         210,000
  Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09 .................      300,000          75,000
  NTL Inc., senior note, zero cpn. to 4/01/03, 9.75% thereafter, 4/01/08 .........      250,000          80,000
  Triton PCS Inc., sub. disc. note, zero cpn. to 5/01/03, 11.00%
    thereafter, 5/01/08 ..........................................................      200,000         177,000
  Yell Finance BV, senior disc. note, zero cpn. to 8/01/06, 13.50%
    thereafter, 8/01/11 ..........................................................      300,000         211,500
                                                                                                   -------------
  TOTAL ZERO COUPON BONDS (COST $838,000) ........................................                      753,500
                                                                                                   -------------
  TOTAL LONG TERM INVESTMENTS (COST $231,926,617) ................................                  230,077,821
                                                                                                   -------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

                                                                                     PRINCIPAL
    FRANKLIN TOTAL RETURN FUND                                                         AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 17.3%
    FINANCE 1.2%
b   First Chicago NBD Corp., sub. note, 7.625%, 1/15/03 ..........................  $   291,000    $    301,066
    General Electric Capital Corp., MTNA, 2.661%, 3/24/03 ........................    2,360,000       2,360,506
                                                                                                   -------------
                                                                                                      2,661,572
                                                                                                   -------------
a,b MONEY FUND 14.5%
    Franklin Institutional Fiduciary Trust Money Market Portfolio ................   32,520,283      32,520,283
                                                                                                   -------------
    GOVERNMENT AND AGENCY SECURITIES 1.6%
    New Zealand Treasury Bill, 6/19/02 ...........................................    7,560,000       3,356,751
b   U.S. Treasury Bill, 5/16/02 ..................................................      400,000         399,718
                                                                                                   -------------
                                                                                                      3,756,469
                                                                                                   -------------
    TOTAL SHORT TERM INVESTMENTS (COST $36,295,826) ..............................                   38,938,324
                                                                                                   -------------
    TOTAL INVESTMENTS (COST $268,222,443) 119.7% .................................                  269,016,145
    OTHER ASSETS, LESS LIABILITIES (19.7)% .......................................                  (44,282,572)
                                                                                                   -------------
    TOTAL NET ASSETS 100.0% ......................................................                 $224,733,573
                                                                                                   -------------

a The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
b On deposit with broker for initial margin on futures contracts (Note 1(b)).

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)


                                                        FRANKLIN
                                                       ADJUSTABLE              FRANKLIN              FRANKLIN
                                                     U.S. GOVERNMENT         FLOATING RATE         TOTAL RETURN
                                                     SECURITIES FUND       DAILY ACCESS FUND           FUND
                                                     -------------------------------------------------------------
Assets:
  Investments in securities:
    Cost ...................................           $355,066,474           $117,182,847           $268,222,443
                                                     =============================================================
    Value ..................................            340,064,823            117,755,185            269,016,145
  Cash .....................................                     --                110,482                     --
  Receivables:
    Investment securities sold .............                     --                999,975                832,687
    Capital shares sold ....................              8,586,029              3,424,298                783,832
    Dividends and interest .................              1,344,386                495,927              2,592,309
    Variation margin (Note 1) ..............                     --                     --                  9,436
  Other assets .............................                     --                 36,343                     --
                                                     -------------------------------------------------------------
      Total assets .........................            349,995,238            122,822,210            273,234,409
                                                     -------------------------------------------------------------
Liabilities:
  Payables:
    Investment securities purchased ........              2,769,500              6,980,000             44,792,451
    Capital shares redeemed ................              2,692,485                418,312                 82,892
    Affiliates .............................                168,443                143,709                 91,433
    Shareholders ...........................                104,717                 17,633                  1,890
    Funds advanced by custodian ............                     --                     --              3,473,795
  Distributions to shareholders ............                     --                407,071                    810
  Unfunded loan commitments ................                     --                500,000                     --
  Other liabilities ........................                     --                     --                 57,565
                                                     -------------------------------------------------------------
      Total liabilities ....................              5,735,145              8,466,725             48,500,836
                                                     -------------------------------------------------------------
        Net assets, at value ...............           $344,260,093           $114,355,485           $224,733,573
                                                     =============================================================
Net assets consist of:
  Undistributed net investment income ......           $   (134,157)          $      3,848           $   (427,759)
  Net unrealized appreciation (depreciation)            (15,001,651)               572,338                915,053
  Accumulated net realized gain (loss) .....            (82,845,156)                52,357             (1,958,217)
  Capital shares ...........................            442,241,057            113,726,942            226,204,496
                                                     -------------------------------------------------------------
        Net assets, at value ...............           $344,260,093           $114,355,485           $224,733,573
                                                     =============================================================

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2002 (UNAUDITED)

                                                        FRANKLIN
                                                       ADJUSTABLE              FRANKLIN           FRANKLIN
                                                     U.S. GOVERNMENT        FLOATING RATE       TOTAL RETURN
                                                     SECURITIES FUND      DAILY ACCESS FUND         FUND
                                                     --------------------------------------------------------
CLASS A:
 Net assets, at value ......................          $344,260,093          $46,632,460          $ 78,704,763
                                                     ========================================================
 Shares outstanding ........................            36,618,884            4,619,582             8,122,343
                                                     ========================================================
 Net asset value per share a ...............                 $9.40          $     10.09          $       9.69
                                                     ========================================================
 Maximum offering price per share
  (net asset value per share / 97.75%,
  97.75%, 95.75%, respectively) ............                 $9.62          $     10.32          $      10.12
                                                     ========================================================
CLASS B:
 Net assets, at value ......................                    --          $13,630,102          $    267,338
                                                     ========================================================
 Shares outstanding ........................                    --            1,350,408                27,586
                                                     ========================================================
 Net asset value and maximum offering price
  per share a                                                   --               $10.09                $ 9.69
                                                     ========================================================
CLASS C:
 Net assets, at value ......................                    --          $47,878,123          $    428,652
                                                     ========================================================
 Shares outstanding ........................                    --            4,742,406                44,258
                                                     ========================================================
 Net asset value a,b .......................                    --               $10.10                $ 9.69
                                                     ========================================================
 Maximum offering price per share
  (net asset value per share / 99%) ........                    --                   --                $ 9.79
                                                     ========================================================
CLASS R:
 Net assets, at value ......................                    --                   --          $    812,664
                                                     ========================================================
 Shares outstanding ........................                    --                   --                83,871
                                                     ========================================================
 Net asset value and maximum offering
  price per share a ........................                    --                   --                $ 9.69
                                                     ========================================================
ADVISOR CLASS:
 Net assets, at value ......................                    --          $ 6,214,800          $144,520,156
                                                     ========================================================
 Shares outstanding ........................                    --              615,268            14,892,836
                                                     ========================================================
 Net asset value and maximum offering
  price per share a ........................                    --               $10.10                $ 9.70
                                                     ========================================================

a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.
b For the Franklin Floating Rate Daily Access Fund, the maximum offering price per share is equal to net asset value per share.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

                                                        FRANKLIN
                                                       ADJUSTABLE              FRANKLIN           FRANKLIN
                                                     U.S. GOVERNMENT        FLOATING RATE       TOTAL RETURN
                                                     SECURITIES FUND      DAILY ACCESS FUND         FUND
                                                     ----------------------------------------------------------
Investment income:
 Dividends .................................          $ 7,566,982             $   85,182            $  133,202
 Interest ..................................                   --              2,477,792             3,233,209
                                                     ----------------------------------------------------------
      Total investment income ..............            7,566,982              2,562,974             3,366,411
                                                     ----------------------------------------------------------
Expenses:
 Management fees (Note 3) ..................                   --                189,189               272,026
 Administrative fees (Note 3) ..............              148,433                 90,351               118,439
 Distribution fees (Note 3)
   Class A .................................              371,612                 46,196                91,522
   Class B .................................                   --                 47,039                   134
   Class C .................................                   --                110,807                   140
   Class R .................................                   --                     --                   434
 Transfer agent fees (Note 3) ..............              177,785                 15,293                23,584
 Custodian fees ............................                   --                    293                   560
 Reports to shareholders ...................               12,492                  4,030                 2,314
 Registration and filing fees ..............               15,052                 14,288                26,029
 Professional fees .........................                1,557                 13,937                26,489
 Trustees' fees and expenses ...............                7,454                     75                 2,122
 Amortization of offering costs (Note 1) ...                   --                 62,839                    --
 Other .....................................                  787                  8,719                 7,463
                                                     ----------------------------------------------------------
      Total expenses .......................              735,172                603,056               571,256
      Expenses waived/paid by affiliate
         (Note 3) ..........................                   --               (230,321)
         Net expenses ......................              735,172                603,056               340,935
                                                     ----------------------------------------------------------
           Net investment income ...........            6,831,810              1,959,918             3,025,476
                                                     ----------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .              (15,052)                69,377              (535,535)
 Net unrealized appreciation (depreciation)
   on investments...........................           (1,256,858)             1,239,952              (269,717)
                                                     ----------------------------------------------------------
Net realized and unrealized gain (loss) ....           (1,271,910)             1,309,329              (805,252)
                                                     ----------------------------------------------------------
Net increase in net assets resulting from
 operations ................................          $ 5,559,900             $3,269,247            $2,220,224
                                                     ==========================================================

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2001


                                                               FRANKLIN ADJUSTABLE                    FRANKLIN FLOATING RATE
                                                          U.S. GOVERNMENT SECURITIES FUND               DAILY ACCESS FUND
                                                       ----------------------------------------------------------------------------
                                                          SIX MONTHS            YEAR              SIX MONTHS          YEAR
                                                            ENDED               ENDED                ENDED            ENDED
                                                       APRIL 30, 2002     OCTOBER 31, 2001      APRIL 30, 2002   OCTOBER 31, 2001 A
                                                       ----------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ............................. $  6,831,810        $ 13,290,972         $  1,959,918       $ 1,391,836
    Net realized gain (loss) from investments .........      (15,052)         (1,179,489)              69,377           (17,020)
                                                       ----------------------------------------------------------------------------
    Net unrealized appreciation (depreciation)
      on investments ..................................   (1,256,858)          5,403,097            1,239,952          (667,614)
                                                       ----------------------------------------------------------------------------
        Net increase in net assets resulting
          from operations .............................    5,559,900          17,514,580            3,269,247           707,202
  Distributions to shareholders from:
    Net investment income:
      Class A .........................................   (7,053,299)        (13,629,043)            (863,188)         (595,929)
      Class B .........................................           --                  --             (235,427)         (200,322)
      Class C .........................................           --                  --             (771,497)         (452,614)
      Advisor Class ...................................           --                  --             (155,974)         (179,285)
                                                       ----------------------------------------------------------------------------
  Total distributions to shareholders .................   (7,053,299)        (13,629,043)          (2,026,086)       (1,428,150)
  Capital share transactions: (Note 2)
      Class A .........................................   75,578,565          33,876,807           11,475,212        34,964,150
      Class B .........................................           --                  --            3,636,381         9,919,108
      Class C .........................................           --                  --           21,053,113        26,619,763
      Advisor Class ...................................           --                  --             (318,625)        6,484,170
                                                       ----------------------------------------------------------------------------
  Total capital share transactions ....................   75,578,565          33,876,807           35,846,081        77,987,191
        Net increase in net assets ....................   74,085,166          37,762,344           37,089,242        77,266,243
Net assets
  Beginning of period .................................  270,174,927         232,412,583           77,266,243                --
                                                       ----------------------------------------------------------------------------
    End of period ..................................... $344,260,093        $270,174,927         $114,355,485       $77,266,243
                                                       ============================================================================
Undistributed net investment income
 included in net assets:
    End of period ..................................... $   (134,157)       $     87,332         $      3,848       $    70,016
                                                       ============================================================================

a For period May 1, 2001 (effective date) to October 31, 2001.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2001


                                                                          FRANKLIN TOTAL RETURN FUND
                                                                    --------------------------------------
                                                                      SIX MONTHS               YEAR
                                                                        ENDED                  ENDED
                                                                    APRIL 30, 2002        OCTOBER 31, 2001
                                                                    --------------------------------------
Increase (decrease) in net assets:
 Operations:
     Net investment income ................................          $  3,025,476            $ 4,039,106
     Net realized gain (loss) from investments ............              (535,535)               711,872
     Net unrealized appreciation (depreciation)
        on investments ....................................              (269,717)             2,221,107
                                                                    --------------------------------------
        Net increase in net assets resulting from
          operations ......................................             2,220,224              6,972,085
 Distributions to shareholders from:
 Net investment income:
     Class A ..............................................            (2,078,697)            (3,056,184)
     Class B ..............................................                (1,236)                    --
     Class C ..............................................                (1,274)                    --
     Class R ..............................................                (4,684)                    --
     Advisor Class ........................................            (1,318,546)            (1,219,553)
                                                                    --------------------------------------
 Total distributions to shareholders ......................            (3,404,437)            (4,275,737)
 Capital share transactions: (Note 2)
     Class A ..............................................            12,207,336             45,840,131
     Class B ..............................................               265,367                     --
     Class C ..............................................               428,444                     --
     Class R ..............................................               809,106                     --
     Advisor Class ........................................           120,595,476              9,291,747
                                                                    --------------------------------------
 Total capital share transactions .........................           134,305,729             55,131,878
       Net increase in net assets .........................           133,121,516             57,828,226
Net assets
 Beginning of period ......................................            91,612,057             33,783,831
                                                                    --------------------------------------
 End of period ............................................          $224,733,573            $91,612,057
                                                                    ======================================
Undistributed net investment income included in net assets:
 End of period ............................................          $   (427,759)           $   (48,798)
                                                                    ======================================

a For period May 1, 2001 (effective date) to October 31, 2001.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series. All funds included in this report (the Funds) are diversified except the Franklin Floating Rate Daily Access Fund. The Funds' investment objective is to provide high level current income.

The Franklin Adjustable U.S. Government Securities Fund invests substantially all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio), which is registered under the Investment Company Act of 1940 as a diversified, open-end investment company having the same investment objectives as the Fund. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The Franklin Floating Rate Daily Access Fund invests primarily in senior secured corporate loans and senior secured debt that meet credit standards established by Franklin Advisers, Inc. The fund values its securities based on quotations provided by banks, broker/dealers or pricing services experienced in such matters.

The Franklin Adjustable U.S. Government Securities Fund holds portfolio shares that are valued at their proportionate interest in the net asset value of the Portfolio. At April 30, 2002 the Franklin Adjustable U.S. Government Securities Fund owns 100% of the Portfolio. (See Note 1 of the Portfolio's Financial Statements.)

B. FUTURES CONTRACTS

The Franklin Total Return Fund may enter into financial futures contracts and options on futures contracts to hedge the risk of changes in interest rates. Required initial margin deposits of cash or securities are maintained by the fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

C. MORTGAGE DOLLAR ROLLS

The Franklin Total Return Fund enters into dollar roll transactions in which it agrees to sell and repurchase mortgage backed securities. If the securities are substantially similar, the difference between the sale and repurchase price is treated as interest income and realized gains and losses are deferred.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. For the Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund, dividends from net investment income are normally declared daily and distributed monthly to shareholders. For the Franklin Floating Rate Daily Access Fund, facility fees received are recognized as income over the expected term of the loan.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of the net assets of each class.

F. OFFERING COSTS

The Franklin Floating Rate Daily Access Fund amortize offering costs on a straight-line basis over twelve months.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. LINE OF CREDIT

The Franklin Floating Rate Daily Access Fund, along with certain other Franklin Templeton Funds, is a participant in a $200 million senior unsecured credit facility for the purpose of funding shareholder redemptions. The termination date of this agreement is December 20, 2002. Interest is calculated on the Fund's borrowings at market rates. Commitment fees are allocated amongst the participating funds based on the relative proportion of net assets of each fund and are accrued at a rate of .09% per year. At April 30, 2002, the Fund had not utilized this credit facility.

I. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Funds. Prior to November 1, 2000, premiums on fixed-income securities were included in

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

I. AUDIT GUIDE (CONT.)

realized gains and losses. The cumulative effect of this accounting change for Total Return Fund resulted in a reduction of $23,622 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the six months ended April 30, 2002 was as listed below:

                                             FRANKLIN
                                           FLOATING RATE     FRANKLIN
                                            DAILY ACCESS   TOTAL RETURN
                                                FUND           FUND
        ---------------------------------------------------------------
        Decrease in net investment income ...  $1,926        $ 96,310
        Increase in unrealized gains ........   1,926         104,582
        Decrease in realized gains ..........      --           8,272

The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

    FUND                                                  CLASS
    --------------------------------------------------------------------------
    Franklin Adjustable U.S. Government Securities Fund   A
    Franklin Floating Rate Daily Access Fund              A, B, C & Advisor
    Franklin Total Return Fund                            A, B, C, R & Advisor


At April 30, 2002 there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:


                                        FRANKLIN ADJUSTABLE            FRANKLIN FLOATING RATE
                                  U.S. GOVERNMENT SECURITIES FUND         DAILY ACCESS FUND          FRANKLIN TOTAL RETURN FUND
                                  -----------------------------------------------------------------------------------------------
                                      SHARES           AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
                                  -----------------------------------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2002
 Shares sold ..................     21,546,634     $ 202,486,032      2,645,375     $ 26,612,594      2,334,703     $ 22,693,552
 Shares issued in reinvestment
  of distributions ............        483,809         4,536,303         56,543          568,235        118,952        1,154,060
 Shares redeemed ..............    (13,983,686)     (131,443,770)    (1,563,731)     (15,705,617)    (1,200,421)     (11,640,276)
                                  -----------------------------------------------------------------------------------------------
     Net increase .............      8,046,757     $  75,578,565      1,138,187     $ 11,475,212      1,253,234     $ 12,207,336
                                  ===============================================================================================
Year ended October 31, 2001 a
 Shares sold ..................     14,680,519     $ 138,009,293      3,775,986     $ 37,917,796      6,394,449     $ 62,400,508
 Shares issued in reinvestment
  of distributions ............        900,871         8,437,494         37,396          375,338        158,227        1,546,171
 Shares redeemed ..............    (11,994,326)     (112,569,980)      (331,987)      (3,328,984)    (1,851,411)     (18,106,548)
                                  -----------------------------------------------------------------------------------------------
     Net increase .............      3,587,064     $  33,876,807      3,481,395     $ 34,964,150      4,701,265     $ 45,840,131
                                  ===============================================================================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                    FRANKLIN FLOATING RATE
                                                      DAILY ACCESS FUND          FRANKLIN TOTAL RETURN FUND
                                                  -----------------------------------------------------------
                                                    SHARES        AMOUNT          SHARES           AMOUNT
                                                  -----------------------------------------------------------
CLASS B SHARES:
Six months ended April 30, 2002 b
 Shares sold ..................................     457,223     $ 4,597,284         27,505      $    264,591
 Shares issued in reinvestment of distributions       7,787          78,302             98               948
 Shares redeemed ..............................    (103,226)     (1,039,205)           (17)             (172)
                                                  -----------------------------------------------------------
      Net increase ............................     361,784     $ 3,636,381         27,586      $    265,367
                                                  ===========================================================
Year ended October 31, 2001 a
 Shares sold ..................................     998,379     $10,017,517
 Shares issued in reinvestment of distributions       4,595          46,151
 Shares redeemed ..............................     (14,350)       (144,560)
                                                  --------------------------
      Net increase ............................     988,624     $ 9,919,108
                                                  ==========================
CLASS C SHARES:
Six months ended April 30, 2002 b
 Shares sold ..................................   2,867,947     $28,832,093         44,160      $    427,495
 Shares issued in reinvestment of distributions      49,920         502,145             98               949
 Shares redeemed ..............................    (824,298)     (8,281,125)            --                --
                                                  -----------------------------------------------------------
      Net increase ............................   2,093,569    $21,053,113          44,258      $    428,444
                                                  ===========================================================
Year ended October 31, 2001 a
 Shares sold ..................................   2,865,703     $28,803,163
 Shares issued in reinvestment of distributions      26,798         269,042
 Shares redeemed ..............................    (243,664)     (2,452,442)
                                                  --------------------------
      Net increase ............................   2,648,837     $26,619,763
                                                  ==========================
CLASS R SHARES:
Period ended April 30, 2002 c
 Shares sold ...............................................................        83,404      $    804,597
 Shares issued in reinvestment of distributions ............................           471             4,555
 Shares redeemed ...........................................................            (4)              (46)
                                                                                -----------------------------
      Net increase .........................................................        83,871      $    809,106
                                                                                =============================
ADVISOR CLASS:
Six months ended April 30, 2002
 Shares sold ..................................      86,832     $   873,046        445,684      $  4,409,256
 Shares issued in reinvestment of distributions       1,816          18,261         65,473           635,998
 Shares issued in merger (Note 9) .............          --              --     12,242,524       117,528,229
 Shares redeemed ..............................    (120,320)     (1,209,932)      (203,702)       (1,978,007)
                                                  -----------------------------------------------------------
      Net increase (decrease) .................     (31,672)    $  (318,625)    12,549,979      $120,595,476
                                                  ===========================================================
Year ended October 31, 2001 a
 Shares sold ..................................     701,980     $ 7,037,814        923,179      $  8,943,744
 Shares issued in reinvestment of distributions         870           8,723        106,655         1,042,651
 Shares redeemed ..............................     (55,910)       (562,367)       (71,219)         (694,648)
                                                  -----------------------------------------------------------
      Net increase ............................     646,940     $ 6,484,170        958,615      $  9,291,747
                                                  ===========================================================

a For the period May 1, 2001 (effective date) to October 31, 2001 on the
  Franklin Floating Rate Daily Access Fund.

b For the period March 1, 2002 (effective date) to April 30, 2002 on the
  Franklin Total Return Fund.

c For the period January 2, 2002 (effective date) to April 30, 2002 on the
  Franklin Total Return Fund.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:


ENTITY                                                                 AFFILIATION
----------------------------------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                                      Investment Manager
Franklin Templeton Services, LLC (FT Services)                         Administrative Manager
Franklin/Templeton Investor Services, LLC (Investor Services)          Transfer Agent
Franklin/Templeton Distributors Inc. (Distributors)                    Principal Underwriter
The U.S. Government Adjustable Rate Mortgage Portfolio                 The fund in which the Franklin Adjustable
                                                                       U.S. Government Securities Fund invests.

The Franklin Total Return Fund pays an investment management fee to Advisers of ..425% of the first $500 million of the fund's average daily net assets. Fees are further reduced on net assets over $500 million.

The Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

      ANNUALIZED
       FEE RATE   AVERAGE DAILY NET ASSETS
      ---------------------------------------------------------------
         .450%    First $500 million
         .350%    Over $500 million, up to and including $1 billion
         .300%    Over $1 billion, up to and including $1.5 billion
         .250%    Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.

For the Total Return Fund and the Floating Rate Daily Access Fund, management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Franklin Total Return Fund and the Franklin Floating Rate Daily Access Fund pay an administrative fee to FT Services of .20% per year of the Funds' average daily net assets.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Franklin Total Return Fund as noted in the Statement of Operations.

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers of .10% of the first $5 billion of the fund's average daily net assets. Fees are further reduced on net assets over $5 billion.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                              FRANKLIN         FRANKLIN
                             ADJUSTABLE       FLOATING RATE          FRANKLIN
                          U.S. GOVERNMENT      DAILY ACCESS        TOTAL RETURN
                          SECURITIES FUND          FUND                FUND
       ------------------------------------------------------------------------
       Class A ..........       .25%                .25%               .25%
       Class B ..........        --                1.00%               .65%
       Class C ..........        --                 .65%               .65%
       Class R ..........        --                  --                .50%

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:


                                                        FRANKLIN ADJUSTABLE
                                                           U.S. GOVERNMENT   FRANKLIN FLOATING RATE    FRANKLIN
                                                           SECURITIES FUND     DAILY ACCESS FUND     TOTAL RETURN FUND
----------------------------------------------------------------------------------------------------------------------
Net commissions paid ................................           $209,270             $437,701             $224,905
Contingent deferred sales charges ...................           $ 26,917             $ 99,477             $ 2,781

The Funds paid transfer agent fees of $213,840 of which $147,034 was paid to Investor Services.

At April 30, 2002, Advisers or investment companies managed by Advisers owned 5.32% of the net assets of the Franklin Total Return Fund.

4. INCOME TAXES

At April 30, 2002, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                 FRANKLIN ADJUSTABLE
                                                   U.S. GOVERNMENT    FRANKLIN FLOATING RATE          FRANKLIN
                                                   SECURITIES FUND       DAILY ACCESS FUND        TOTAL RETURN FUND
                                                 ------------------------------------------------------------------

Cost of investments ......................          $355,066,474            $117,184,773            $268,430,673
                                                 ------------------------------------------------------------------
Unrealized appreciation ..................          $    177,352            $  1,087,613            $  3,224,859
Unrealized depreciation ..................           (15,179,003)               (517,201)             (2,639,387)
                                                 ------------------------------------------------------------------
Net unrealized appreciation (depreciation)          $(15,001,651)           $    570,412            $    585,472
                                                 ==================================================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES (CONT.)

At October 31, 2001, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                  FRANKLIN ADJUSTABLE
                                    U.S. GOVERNMENT    FRANKLIN FLOATING RATE        FRANKLIN
                                    SECURITIES FUND      DAILY ACCESS FUND      TOTAL RETURN FUND
                                  ---------------------------------------------------------------

Capital loss carryovers expiring in:
 2002 ............................        $42,220,363                 $    --          $       --
 2003 ............................         18,463,010                      --                  --
 2004 ............................          8,807,294                      --                  --
 2005 ............................          4,580,551                      --                  --
 2006 ............................          2,585,375                      --                  --
 2007 ............................          1,456,300                      --           1,068,226
 2008 ............................          3,438,157                      --             142,129
 2009 ............................          1,279,055                  17,020                  --
                                  ---------------------------------------------------------------
                                          $82,830,105                 $17,020          $1,210,355
                                  ===============================================================

On October 31, 2001, the Franklin Adjustable U.S. Government Securities Fund had expired capital loss carryovers of $7,701,615, which were reclassified to paid-in capital.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar roll transactions, offerings costs, and paydown losses and bond discounts and premiums.

Net realized capital gain and losses differ for financial statement and tax purposes primarily due to differing treatments of financial futures transactions and paydown losses and bond discounts and premiums.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2002 were as follows:

                           FRANKLIN            FRANKLIN
                          ADJUSTABLE         FLOATING RATE          FRANKLIN
                       U.S. GOVERNMENT        DAILY ACCESS        TOTAL RETURN
                       SECURITIES FUND           FUND                 FUND
                     -----------------------------------------------------------
        Purchases ..     $144,247,238         $51,137,376         $113,305,083
        Sales ......     $ 64,228,318         $21,124,294         $ 41,554,033

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


6. FINANCIAL FUTURES CONTRACTS

As of April 30, 2002, the Franklin Total Return Fund had the following financial futures contracts outstanding:


                                                            NUMBER OF    DELIVERY          CONTRACT     UNREALIZED
CONTRACTS TO BUY                                            CONTRACTS      DATES          FACE VALUE       GAIN
------------------------------------------------------------------------------------------------------------------
US Treasury Note .......................................       64     6/03/02-7/02/02     $12,800,000     $119,186
US Treasury Bond .......................................       35     6/03/02-6/28/02       3,500,000     $ 16,275

                                                            NUMBER OF    DELIVERY          CONTRACT     UNREALIZED
CONTRACTS TO SELL                                           CONTRACTS      DATES          FACE VALUE       GAIN
------------------------------------------------------------------------------------------------------------------
US Treasury Note .......................................       58     6/03/02-6/28/02      $5,800,000      $37,928

7. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Floating Rate Daily Access Fund has 95.5% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions rather than higher rated securities.

8. MERGER

On March 27, 2002, the Fund acquired the net assets of the Fiduciary Trust International Fiduciary Bond Fund pursuant to a plan or reorganization approved by the Fiduciary Bond Fund's shareholders. The merger was accomplished by a tax-free exchange of 12,242,524 Advisor shares of the Fund (valued at $9.60) for the net assets of the Fiduciary Bond Fund which aggregated $117,528,229, including $805,052 of unrealized depreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Fund immediately after the merger were $220,091,061.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Highlights

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

                                              SIX MONTHS ENDED              YEAR ENDED OCTOBER 31,
                                               APRIL 30, 2002  -------------------------------------------------
                                                 (UNAUDITED)      2001      2000       1999      1998      1997
                                              ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)

Net asset value, beginning of period .........         $9.47     $9.30     $9.31      $9.37     $9.48     $9.37
                                              ------------------------------------------------------------------
Income from investment operations:

 Net investment income a .....................          .197      .552      .555       .496      .553      .593
                                              ------------------------------------------------------------------
 Net realized and unrealized gains (losses) ..         (.011)     .213     (.010)     (.060)    (.110)     .110
                                              ------------------------------------------------------------------
Total from investment operations .............          .186      .765      .545       .436      .443      .703

Less distributions from net investment income          (.240)    (.600)    (.555)     (.496)    (.553)    (.593)
                                              ------------------------------------------------------------------
Net asset value, end of period ...............         $9.42     $9.47     $9.30      $9.31     $9.37     $9.48
                                              ==================================================================
Total return b ...............................         2.04%     8.52%     6.03%      4.77%     4.80%     7.74%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............      $339,918  $253,547  $232,949   $281,974  $302,434  $342,541
Ratios to average net assets:
 Expenses ....................................          .41% c    .42%      .43%       .43%      .26%      .25%
 Expenses excluding waiver and payments
   by affiliate ..............................          .41% c    .42%      .43%       .43%      .43%      .43%
 Net investment income .......................         4.18% c   5.88%     5.96%      5.32%     5.88%     6.31%
Portfolio turnover rate ......................        17.96%     2.49%    12.68%     23.23%    38.92%    20.84%

a Based on average shares outstanding effective year ended October 31, 1999. b Total return is not annualized for periods less than one year.
c Annualized.

                       See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED)

                                                                                     PRINCIPAL
 U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                    AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 89.5%
  U.S. GOVERNMENT AND AGENCY SECURITIES 89.3%
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 14.1%
  Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 6.50%, 11/01/16 ............... $ 1,593,577    $  1,637,700
  Cap 11.40%, Margin 2.198% + CMT, Resets Annually, 6.977%, 9/01/27 ...............   1,613,746       1,665,254
  Cap 11.434%, Margin 2.365% + CMT, Resets Annually, 6.30%, 4/01/30 ...............   2,687,050       2,773,510
  Cap 11.989%, Margin 2.478% + 3CMT, Resets Annually, 7.439%, 11/01/35 ............   3,208,730       3,336,133
  Cap 12.012%, Margin 2.297% + 5CMT, Resets Annually, 7.853%, 5/01/26 .............   1,658,348       1,722,301
  Cap 12.20%, Margin 2.42% + CMT, Resets Annually, 6.732%, 11/01/29 ...............   8,248,396       8,657,613
  Cap 12.427%, Margin 2.225% + 5CMT, Resets Annually, 7.345%, 12/01/27 ............     919,079         941,232
  Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 6.976%, 7/01/18 ...............     755,422         775,716
  Cap 12.806%, Margin 2.23% + CMT, Resets Annually, 7.019%, 4/01/18 ...............   2,224,950       2,312,245
  Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 6.938%, 9/01/19 ...............   1,852,251       1,910,725
  Cap 13.022%, Margin 1.749% + 6MTB, Resets Annually, 6.348%, 10/01/29 ............     569,543         581,616
  Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 6.669%, 12/01/16 .............   1,254,816       1,291,126
  Cap 13.175%, Margin 2.233% + CMT, Resets Annually, 7.046, 5/01/25 ...............   1,605,856       1,672,256
  Cap 13.191%, Margin 1.84% + CMT, Resets Annually, 6.925%, 1/02/23 ...............   1,653,803       1,715,679
  Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 7.501%, 10/01/18 .............     511,628         531,237
  Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 6.901%, 3/01/19 ..............     180,683         187,040
  Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 6.518%, 3/01/18 ..............   1,557,206       1,620,436
  Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 8.15%, 4/01/19 .................   2,716,856       2,804,966
  Cap 13.547%, Margin 240% + CMT, Resets Annually, 7.548%, 8/01/30 ................   8,796,818       9,245,863
  Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 7.189%, 7/01/20 ...............     979,173       1,016,007
  Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 7.319%, 11/01/19 .............     427,797         445,291
  Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 7.886%, 12/01/21 .......     495,195         508,431
  Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 7.12%, 2/01/19 ................     479,916         505,849
                                                                                                   ------------
                                                                                                     47,858,226
                                                                                                   ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 54.9%
  Cap 11.06%, Margin 1.98% + CMT, Resets Annually, 6.035%, 3/01/22 ................     225,109         231,049
  Cap 11.13%, Margin 2.147% + CMT, Resets Annually, 6.390%, 8/01/29 ...............   4,150,847       4,324,847
  Cap 11.24%, Margin 2.106% + CMT, Resets Annually, 6.162%, 11/01/27 ..............   3,082,188       3,184,164
  Cap 11.684%, Margin 1.25% + COFI, Resets Annually, 5.544%, 5/01/19 ..............   2,899,331       2,962,554
  Cap 11.869%, Margin 2.12% + CMT, Resets Annually, 6.806%, 2/01/30 ...............   2,034,620       2,131,655
  Cap 11.884%, Margin 2.211% + CMT, Resets Annually, 6.371%, 2/01/25 ..............     551,820         571,229
  Cap 11.901%, Margin 2.373% + CMT, Resets Annually, 5.609%, 5/01/29 ..............   2,122,440       2,195,311
  Cap 11.93%, Margin 2.00% + CMT, Resets Semi-Annually, 6.031%, 6/01/32 ...........   3,689,222       3,911,768
  Cap 11.94%, Margin 2.352% + CMT, Resets Annually, 6.959%, 9/01/29 ...............   3,401,406       3,568,334
  Cap 11.966%, Margin 1.25% + COFI, Resets Monthly, 5.509%, 4/01/22 ...............   2,879,081       2,937,772
  Cap 12.13%, Margin 2.598% + CMT, Resets Monthly, 7.112%, 9/01/25 ................   3,096,480       3,236,613
  Cap 12.181%, Margin 2.628% + CMT, Resets Annually, 6.804%, 6/01/28 ..............  11,252,477      11,810,872
  Cap 12.233%, Margin 1.70% + COFI, Resets Monthly, 5.931%, 1/01/19 ...............   3,293,326       3,375,485
  Cap 12.31%, Margin 1.62% + CMT, Resets Annually, 5.650%, 4/01/19 ................   3,405,075       3,458,976
  Cap 12.435%, Margin 2.146% + CMT, Resets Annually, 6.487%, 8/01/29 ..............   4,214,185       4,373,480
  Cap 12.57%, Margin 2.23% + CMT, Resets Annually, 6.484%, 5/01/25 ................   3,476,426       3,632,162
  Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Semi-Annually, 7.382%, 11/01/18 .     640,300         675,385
  Cap 12.61%, Margin 2.508% + CMT, Resets Annually, 6.611%, 1/01/29 ...............   5,831,115       6,140,172
  Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 6.748%, 11/01/17 ..............   6,690,838       6,879,143
  Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 6.075%, 3/01/19 ................   1,198,041       1,244,010

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STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

                                                                                     PRINCIPAL
  U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                   AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
  Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 5.658%, 10/01/28 ................ $   315,090    $    322,225
  Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 5.532%, 1/01/19 ....   2,557,582       2,607,082
  Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.864%, 1/01/19 ...............   1,523,841       1,576,840
  Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 4.324%, 9/01/18 ...............   7,875,115       8,069,663
  Cap 12.763%, Margin 1.25% + COFI, Resets Monthly, 4.111%, 6/01/20 ...............   4,246,252       4,353,340
  Cap 12.77%, Margin 2.00% + CMT, Resets Annually, 6.183%, 4/01/27 ................  12,315,282      12,794,531
  Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 6.136%, 11/01/20 ..............   1,102,573       1,147,491
  Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 5.901%, 5/01/19 ...............   1,564,427       1,609,019
  Cap 12.808%, Margin 1.25% + CMT, Resets Annually, 4.623%, 5/01/36 ...............   8,307,328       8,469,177
  Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually, 7.575%, 6/01/17 ...     717,023         751,169
  Cap 12.85%, Margin 1.97% + CMT, Resets Annually, 6.122%, 12/01/17 ...............     414,973         429,390
  Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 7.789%, 10/01/17 ........     877,941         904,416
  Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually, 7.070%, 7/01/17 ...   3,690,528       3,802,406
  Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 4.324%, 2/01/19 ...............      97,096          99,478
  Cap 12.953%, Margin 2.125% + 6 Month TB, Resets Semi-Annually, 6.008%, 4/01/18 ..     235,131         241,778
  Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 6.108%, 12/01/19 .............   1,200,116       1,250,848
  Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 6.273%, 6/01/19 ................   1,345,814       1,404,833
  Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.840%, 2/01/20 ................   5,471,346       5,661,151
  Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 5.780%, 12/01/20 ...   1,025,915       1,057,806
  Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 6.208%, 4/01/19 ..............   2,021,861       2,112,944
  Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 6.333%, 6/01/19 ..............   1,477,050       1,534,308
  Cap 13.128%, Margin 2.02% + COFI, Resets Annually, 6.451%, 6/01/19 ..............   1,584,007       1,631,620
  Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually, 6.562%, 11/01/26 .     666,279         713,127
  Cap 13.248%, Margin 2.142% + 3CMT, Resets Every 3 Years, 6.626%, 1/01/26 ........   2,942,492       3,031,760
  Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 6.275%, 6/01/19 ...............   1,026,806       1,066,960
  Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 6.141%, 10/01/19 ..............   1,956,804       2,028,178
  Cap 13.32%, Margin 1.25% + COFI, Resets Monthly, 7.440%, 4/01/03 ................     739,731         757,584
  Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 6.151%, 9/01/22 ..............   3,714,623       3,875,543
  Cap 13.54%, Margin 1.25% + COFI, Resets Monthly, 4.331%, 8/01/26 ................     480,588         488,915
  Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 6.353%, 3/01/21 ..............   1,427,697       1,491,187
  Cap 13.688%, Margin 2.179% + 3CMT, Resets Monthly, 7.489%, 3/01/26 ..............   2,737,495       2,851,049
  Cap 13.791%, Margin 2.143% + CMT, Resets Monthly, 6.331%, 12/01/20 ..............   2,155,695       2,238,990
  Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 5.613%, 3/01/19 ...............     656,792         686,543
  Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.786%, 7/01/24 ....   2,412,189       2,581,796
  Cap 13.847%, Margin 2.134% + 3CMT, Resets Every 3 Years, 7.939%, 3/01/22 ........     143,332         148,219
  Cap 13.86%, Margin 1.842% + CMT, Resets Monthly 6.270%, 8/01/16 .................      78,105          80,641
  Cap 13.875%, Margin 1.975% + CMT, Resets Annually, 5.584%, 3/01/18 ..............     549,258         570,467
  Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 6.313%, 2/01/19 ...............     642,381         675,173
  Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 6.356%, 12/01/18 ..............     860,670         902,492
  Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 6.643%, 1/01/19 ..............   1,747,090       1,809,309
  Cap 14.083%, Margin 1.74% + CMT, Resets Annually, 5.726%, 4/01/32 ...............  11,960,717      12,289,637
  Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 7.697%, 5/01/21 .........   2,669,040       2,755,668
  Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 6.314%, 3/01/20 ...............     716,159         737,743
  Cap 14.437%, Margin 1.845% + CMT, Resets Annually, 6.470%, 10/01/14 .............     620,464         645,946
  Cap 14.561%, Margin 2.199% + 3CMT, Resets Every 3 Years, 7.620%, 12/01/24 .......   2,709,351       2,792,178
  Cap 14.68%, Margin 2.125% + 3CMT, Resets Every 3 Years, 7.123%, 8/01/22 .........     882,395         915,363

64

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

                                                                                     PRINCIPAL
  U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                   AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
  Cap 14.725%, Margin 2.42%+CMT, Resets Annually, 6.528%, 6/01/19 ................. $ 1,718,696    $  1,790,320
  Cap 14.769%, Margin 2.265% + 6MDR, Resets Every 3 Years, 7.878%, 3/01/25 ........     919,499         984,151
  Cap 14.804%, Margin 2.186% + 6MDR, Resets Every 3 Years, 6.229%, 12/01/17 .......     848,081         866,464
  Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 6.074%, 1/01/16 ...............   2,850,268       2,921,712
  Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 7.146%, 5/01/19 ..............   1,170,377       1,218,864
                                                                                                   ------------
                                                                                                    186,592,475
                                                                                                   ------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 20.3%
  Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 5.375%, 3/20/24 ................   3,125,812       3,193,048
  Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 6.625%, 10/20/23 ...............     516,736         535,962
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.250%, 4/20/30 ................   4,365,047       4,412,441
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.500%, 7/20/29 ................   7,553,587       7,690,757
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.375%, 1/20/27 ................   8,090,948       8,281,731
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.375%, 4/20/22 ................   4,653,639       4,776,064
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.375%, 4/20/22 ................   4,024,696       4,110,944
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.375%, 4/20/28 ................   4,632,222       4,740,089
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.625%, 10/20/26 ...............   2,112,306       2,186,085
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.750%, 9/20/22 ................   2,097,673       2,170,731
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.750%, 9/20/27 ................   2,828,237       2,917,861
  Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 7.625%, 10/20/24 ...............   1,900,820       1,971,049
  Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 6.750%, 7/20/23 .................  2,665,674       2,758,687
  Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 8.750%, 7/20/25 .................    461,172         482,786
  Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 5.500%, 6/20/31 ................   3,641,999       3,683,472
  Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 5.500%, 8/20/30 ................   5,531,514       5,621,182
  Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 6.375%, 1/20/23 ................   6,481,515       6,620,430
  Cap 12.00%, Margin 1.50% + CMT, Resets Annually, 6.625%, 12/20/24 ...............   2,852,579       2,957,684
                                                                                                   ------------
                                                                                                     69,111,003
                                                                                                   ------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $301,247,348) .................                 303,561,704
                                                                                                   ------------
  MISCELLANEOUS MORTGAGE BACKED SECURITIES .2%
  Home Owners Federal Savings & Loan, Cap 13.00%, Margin 1.75%,
   Resets Monthly, 5.939%, 1/25/18 ................................................     232,331         232,185
  Sears Mortgage Securities, Cap 13.66%, Margin 2.42% + COFI, Resets Monthly,
   4.730%, 7/25/21 ................................................................      29,418          29,420
  Travelers Mortgage Services, Inc., Cap 13.95%, Margin 2.25% + CMT,
   Resets Annually, 6.437%, 12/25/18 ..............................................     250,027         254,645
                                                                                                   ------------
  TOTAL MISCELLANEOUS MORTGAGE BACKED SECURITIES (COST $516,764) ..................                     516,250
                                                                                                   ------------
  TOTAL LONG TERM INVESTMENTS (COST $301,764,112) .................................                 304,077,954
                                                                                                   ------------

                                                                              65
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ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (UNAUDITED) (CONT.)

                                                                                     PRINCIPAL
 U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                   AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------
a REPURCHASE AGREEMENT (COST $30,214,107) 8.9%
  Joint Repurchase Agreements, 1.865%, 5/01/02, (Maturity Value $30,215,673) ...... $30,214,107    $ 30,214,107
   ABN AMRO Inc.
   Banc of America Securities, LLC
   Barclays Capital Inc.
   Bear, Stearns & Co., Inc.
   BNP Paribas Corp.
   Credit Suisse First Boston Corp.
   Deutsche Banc Alex Brown Inc.
   Dresdner Kleinwort Benson, North America LLC
   Morgan Stanley & Co. Inc.
   Nesbitt Burns Securities Inc.
   SG Cowen Securities Corp.
   UBS Painewebber
    Collateralized by U.S. Treasury Bills, Notes, and Bonds,
     and U.S. Government Agency Securities
                                                                                                   ------------
 TOTAL INVESTMENTS (COST $331,978,219) 98.4% ......................................                 334,292,061
 OTHER ASSETS, LESS LIABILITIES 1.6% ..............................................                   5,625,726
                                                                                                   ------------
 TOTAL NET ASSETS 100.0% ..........................................................                $339,917,787
                                                                                                   ============

PORTFOLIO ABBREVIATIONS:
3CMT - 3 Year Constant Maturity Treasury Index
5CMT - 5 Year Constant Maturity Treasury Index
CMT  - 1 Year Constant Maturity Treasury Index
COFI - Eleventh District Cost of Funds Index
DR   - Discount Rate
NCI  - National Median Cost of Funds Index
RTC  - Resolution Trust Corp.
TB   - Treasury Bill Rate

a Investment is through participation in a joint account with other funds managed by the investment advisor. At April 30, 2002, all repurchase agreements had been entered into on that date.

                       See notes to financial statements.

66
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U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)

Assets:
  Investments in securities:
    Cost .............................................      $331,978,219
                                                            =============
    Value ............................................       334,292,061
  Receivables:
    Investment securities sold .......................         2,510,949
    Capital shares sold ..............................         1,425,129
    Interest .........................................         1,804,869
                                                            -------------
      Total assets ...................................       340,033,008

Liabilities:
  Payables to affiliates .............................           108,286
  Other liabilities ..................................             6,935
                                                            -------------
      Total liabilities ..............................           115,221
                                                            -------------
        Net assets, at value .........................      $339,917,787
                                                            =============
Net assets consist of:
  Undistributed net investment income ................        (1,342,316)
  Net unrealized appreciation ........................         2,313,842
  Accumulated net realized loss ......................       (76,642,331)
  Capital shares .....................................       415,588,592
                                                            -------------

  Net assets, at value ...............................      $339,917,787
                                                            =============
  Shares outstanding .................................        36,100,300
                                                            =============
  Net asset value and maximum offering price per share
   (net asset value / shares outstanding) ............             $9.42
                                                            =============

                       See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

Investment income:
  Interest .........................................      $6,831,313
                                                          -----------
Expenses:
  Management fees (Note 3) .........................         588,944
  Custodian fees ...................................           1,138
  Reports to shareholders ..........................             270
  Professional fees ................................           1,613
  Trustees' fees and expenses ......................           7,361
  Other ............................................           7,257
                                                          -----------
      Total expenses ...............................         606,583
                                                          -----------
        Net investment income ......................       6,224,730
Realized and unrealized gains (losses):
  Net realized gain from investments ...............         109,375
  Net unrealized depreciation on investments .......         (51,233)
                                                          -----------
Net realized and unrealized gain ...................          58,142
Net increase in net assets resulting from operations      $6,282,872
                                                          ===========

                       See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2001

                                                                     SIX MONTHS           YEAR
                                                                        ENDED             ENDED
                                                                   APRIL 30, 2002   OCTOBER 31, 2001
                                                                   ---------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ...................................      $  6,224,730        $ 13,383,605
    Net realized gain (loss) from investments ...............           109,375             (87,540)
    Net unrealized appreciation (depreciation) on investments           (51,233)          5,301,929
                                                                   ---------------------------------
      Net increase in net assets resulting from operations ..         6,282,872          18,597,994
  Distributions to shareholders from net investment income ..        (7,567,046)        (14,499,784)
  Capital share transactions (Note 2) .......................        87,654,887          16,499,844
                                                                   ---------------------------------
      Net increase in net assets ............................        86,370,713          20,598,054
Net assets
  Beginning of period .......................................       253,547,074         232,949,020
                                                                   ---------------------------------
  End of period .............................................      $339,917,787        $253,547,074
                                                                   ---------------------------------
Undistributed net investment income included in net assets:
  End of period .............................................      $ (1,342,316)       $         --
                                                                   =================================

                       See notes to financial statements.

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ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one portfolio, the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio). The shares of the Trust are issued in private placements and are exempt from registration under the Securities Act of 1933. The investment objective of the Portfolio is to seek current income.

The following summarizes the Portfolio's significant accounting policies:

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES

No provision has been made for income taxes because the Portfolio's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolio to record all paydown gains and losses as part of investment income. Prior to November 1, 2000, these gains and losses were included in realized gains and losses. The Portfolio recorded $1,221,048 as an adjustment to interest income for paydown gains and losses during the year ended October 31, 2001. Such gains and losses did not impact the net assets or the distributions of the Portfolio.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST

At April 30, 2002, there was an unlimited number of shares authorized ($0.01 par value). Transactions in the Portfolio's shares were as follows:

                                                                                     SHARES        AMOUNT
                                                                                   ---------------------------
Six months ended April 30, 2002
Shares sold .................................................................      15,654,294    $147,358,971
Shares issued in reinvestment of distributions ..............................         804,037       7,567,046
Shares redeemed .............................................................      (7,145,977)    (67,271,130)
                                                                                   ---------------------------
Net increase ................................................................       9,312,354    $ 87,654,887
                                                                                   ===========================
Year ended October 31, 2001
Shares sold .................................................................       8,669,523    $ 81,531,566
Shares issued in reinvestment of distributions ..............................       1,542,498      14,499,784
Shares redeemed .............................................................      (8,473,365)    (79,531,506)
                                                                                   ---------------------------
Net increase ................................................................       1,738,656    $ 16,499,844
                                                                                   ===========================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, LLC (Advisers), the Portfolio's investment manager (a wholly-owned subsidiary of Franklin Resources, Inc.) and trustees of Franklin Investors Securities Trust.

The Portfolio pays an investment management fee to Advisers of .400% of the first $5 billion of the portfolio's month end net assets. Fees are further reduced on net assets over $5 billion.

At April 30, 2002, all shares of the Portfolio were owned by the Franklin Adjustable U.S. Government Securities Fund.

4. INCOME TAXES

At April 30, 2002, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

        Cost of investments ..........   $331,978,219
                                         -------------
        Unrealized appreciation ......   $  2,847,312
        Unrealized depreciation ......       (533,470)
                                         -------------
        Net unrealized appreciation ..   $  2,313,842
                                         =============

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES (CONT.)

At October 31, 2001, the Portfolio had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2002 ..................................   $67,102,060
         2003 ..................................     7,677,608
         2004 ..................................       419,303
         2007 ..................................       140,123
         2008 ..................................       210,331
         2009 ..................................     1,202,281
                                                   -----------
                                                   $76,751,706
                                                   ===========

At October 31, 2001 the Portfolio had expired capital loss carryovers of $17,182,002, which were reclassified to paid-in capital.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of paydown losses.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2002 aggregated $170,736,416 and $50,234,375, respectively.

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN[REGISTERED MARK] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund


GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund 2
Franklin Small Cap Growth
 Fund II 3
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund 4
Franklin Convertible Securities
 Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund

Franklin Small Cap Value Fund 5
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund 6
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 7
Franklin Short-Intermediate
 U.S. Government Securities Fund 6
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 6
Franklin Federal Money Fund 6,8
Franklin Money Fund 6,8


TAX-FREE INCOME 9
Double Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 10
Tax-Exempt Money Fund 6,8

STATE-SPECIFIC
TAX-FREE INCOME 9

Alabama                       Minnesota 10
Arizona                       Missouri
California 11                 New Jersey
Colorado                      New York 11
Connecticut                   North Carolina
Florida 11                    Ohio 10
Georgia                       Oregon
Kentucky                      Pennsylvania
Louisiana                     Tennessee
Maryland                      Texas
Massachusetts 10              Virginia
Michigan 10


INSURANCE FUNDS
Franklin Templeton Variable
 Insurance Products Trust 12

1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.
3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           05/02

[GRAPHIC OMITTED]

FRANKLIN[REGISTERED MARK]TEMPLETON[REGISTERED MARK]    One Franklin Parkway
                 INVESTMENTS                           San Mateo, CA  94403-1906




SEMIANNUAL REPORT
FRANKLIN INVESTORS SECURITIES TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIALBEN[REGISTERED MARK]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Investors Securities Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST2 S2002 06/02

[GRAPHIC OMITTED]
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